UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act File Number: 811-04015
Eaton Vance Mutual Funds Trust
(Exact Name of Registrant as Specified in Charter)
Two International Place, Boston, MA 02110
(Address of Principal Executive Offices)
Maureen A. Gemma
Two International Place, Boston, MA 02110
(Name and Address of Agent for Services)
(617) 482-8260
(Registrant’s Telephone Number)
October 31
Date of Fiscal Year End
October 31, 2010
Date of Reporting Period

Item 1. Reports to Stockholders

Annual Report October 31 , 2010 EATON VANCE MULTI-STRATEGY ABSOLUTE RETURN FUND

IMPORTANT NOTICES

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (Privacy Policy) with respect to nonpublic personal information about its customers:

•	Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•	None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•	We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc. Our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the “SEC”) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC’s website at www.sec.gov.

Eaton Vance Multi-Strategy Absolute Return Fund as of October 31, 2010

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
Jeffrey A. Rawlins, CFA
Co-Portfolio Manager
Dan R. Strelow, CFA
Co-Portfolio Manager
Economic and Market Conditions
•	During the fiscal year ending October 31, 2010, the strongest returns in the global credit markets were generated by the riskier assets. Credit spreads were tighter across most of the U.S. credit markets for the 12-month period, with the strongest performance produced during the first six months. In the U.S. fixed-income markets, positive returns during the last six months were primarily the result of a rally in U.S. Treasuries, accompanied by only modest spread widening. For the fiscal year, yields fell across the U.S. Treasury curve, with the 2-year, 5-year, and 10-year bond yields declining by 55, 114, and 78 basis points, respectively.
•	Turning to the global currency markets, the euro depreciated by more than 5% versus the U.S. dollar during the period; however, most other currencies across the developed and emerging markets, including the Japanese yen, appreciated significantly. Currency appreciation was widespread for the period, including significant appreciation in emerging Asia and Latin America (against the dollar) and Eastern Europe, the Middle East and Africa (against the euro).

•	For the 12-month period, among the most notable developments were the problems in Europe, as markets increasingly focused on the fiscal problems in Portugal, Italy, Greece and Spain. The first half of the period produced consistent negative headlines out of Greece, resulting in both increased volatility and significant credit spread widening in those four countries.

•	Globally, economic data released during the first six months of the period provided evidence of economic recovery, particularly in the emerging markets. However, the pace of acceleration in economic activity moderated in the final six months, and the focus shifted to the weakening in the U.S. economy and the anticipation of another round of quantitative easing by the U.S. Federal Reserve.

Total Return Performance
10/31/09 – 10/31/10

Class A1	8.18%
Class B1	7.37
Class C1	7.37
Class I1	8.45
BofA Merrill Lynch 3 Month U.S. Treasury Bill Index[2]	0.12
BofA Merrill Lynch 3 Month LIBOR Index[2]	0.34
BofA Merrill Lynch U.S. High Yield Index[2]	19.26
S&P/LSTA Leveraged Loan Index[2]	11.91
Barclays Capital U.S. Intermediate Government Index[2]	6.35
See page 4 for more performance information.

Distribution/Yield Information	Distribution
As of 10/31/10[3]	Rate	SEC Yield

Class A	2.85%	2.18%
Class B	2.09	1.55
Class C	2.10	1.55
Class I	3.10	2.47

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

[1]	Returns do not include the 4.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B shares and Class C shares. If sales charges were deducted, the returns would be lower. Class I shares are offered at net asset value (NAV). [2] It is not possible to invest directly in an Index. The Indices’ total returns do not reflect expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Indices. The Fund’s benchmark has changed to the BofA Merrill Lynch 3 Month U.S. Treasury Bill Index, effective June 7, 2010, because the investment adviser believes it is more aligned with the Fund’s revised investment objective and strategies. [3] The Fund’s distribution rate represents actual distributions paid to shareholders and is calculated by dividing the last regular distribution per share (annualized) by the NAV at the end of the period. The Fund’s SEC Yield is calculated by dividing the net investment income per share for one 30-day period by the offering price at the end of the period and annualizing the result. For current yield information call 1-800-262-1122.

The views expressed throughout this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund. Portfolio information provided in the report may not be representative of the Portfolios’ current or future investments and may change due to active management.

1

Eaton Vance Multi-Strategy Absolute Return Fund as of October 31, 2010

MANAGEMENT ’S DISCUSSION OF FUND PERFORMANCE
Management Discussion
•	The Fund’s investment objective is to seek total return. The Fund seeks to achieve its objective primarily by allocating assets among one or more registered investment companies managed by Eaton Vance Management or its affiliates that invest in different asset classes (each a “Portfolio”). The Fund’s portfolio managers, taking market and other factors into consideration, determine the percentage of the Fund’s assets invested in a Portfolio. The Fund also has exposure to derivative instruments. The Fund has a flexible investment strategy and will invest in a variety of securities and investments and use a variety of investment techniques in pursuing its objective. The Fund may invest directly in securities or other instruments to gain exposure to sectors of the market the investment adviser believes may not be represented or are underrepresented by the Portfolios, to hedge certain Portfolio exposures and/or to otherwise manage the exposures of the Fund. The Fund’s investments may include foreign and domestic securities and other instruments, including sovereign debt, mortgage-backed securities (MBS), derivative instruments, corporate debt, other fixed-income securities (including taxable municipal securities) and commodities-related investments.

•	For the 12-month period, the Fund outperformed its benchmark, the BofA Merrill Lynch 3 Month U.S. Treasury Bill Index. The Fund’s investments in all asset classes, through the Portfolios, contributed positively to its performance during the past fiscal year, as credit spreads generally narrowed in most of the major global credit markets.

•	The Fund’s investment in Floating Rate Portfolio benefited from the bank loan market’s continued recovery from its 2008 lows. In spite of a small negative return during the April-June quarter, the market, as measured by the S&P/LSTA Leveraged Loan Index, produced double-digit performance for the year. The market’s recovery was driven by stronger demand and greater liquidity in the marketplace, along with improved corporate fundamentals. During the period, the Portfolio continued to maintain smaller allocations to very large lower-quality loans—notably, some significant issues that came to market in 2007—than did the market. This underweighting detracted from performance relative to the S&P/LSTA Leveraged Loan Index because the price of these issues rallied more than the overall market as investors sought higher discount opportunities.

•	The Fund’s foreign investments, through its investments in Global Macro Portfolio, contributed positively to the Fund’s outperformance. Regionally, Eastern and Western Europe were the sources of the strongest returns, while Africa was the only regional source of negative return for the Portfolio. The Portfolio’s U.S. investments consisted of high-quality, seasoned U.S. agency MBS, other U.S. agency debt, high grade commercial MBS (CMBS) and short-term cash instruments. These positions also generated significant excess return during the period. Looking more closely at Europe, Poland, Turkey, and Greece produced the strongest returns for the Portfolio. In Asia, the rally in the currency markets, namely in India, Indonesia, and Malaysia, was significant. The strong returns in this region were largely driven by broad dollar weakness and fund flows into the emerging Asia region. Positive performance from Latin America was spread across all of the Portfolio’s positions. The largest source of negative performance for the Portfolio during the period was a short South African rand position. The negative performance in South Africa outweighed positive performance from Egypt, producing a negative return for the region overall.

•	The Fund’s high-yield bond investments, through its investments in Boston Income Portfolio, performed well during the fiscal year. Strong security selection, particularly among its B- and BB-rated holdings, was beneficial to the Portfolio’s performance, relative to the BofA Merrill Lynch U.S. High Yield Index (the High Yield Index) during the fiscal year. An overweighting in CCC bonds was also beneficial. From an industry perspective, security selection in automotive and auto parts, energy and technology all contributed to the Portfolio’s relative performance, as did an underweighting in utilities, where performance was somewhat lackluster. In contrast, an overweighting in non-rated bonds, where returns were anemic compared with the High Yield Index, and negligible holdings in the strong-performing CC-rated segment, detracted from the Portfolio’s relative returns. An overweight position in B-rated bonds, which did poorly relative to the market, tempered performance in the early part of the fiscal year.[1]

[1]	Ratings are based on Moody’s, S&P or Fitch, as applicable. Credit ratings are based largely on the rating agency’s investment analysis at the time of rating and the rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition. The rating assigned to a security by a rating agency does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security. If securities are rated differently by the rating agencies, the higher rating is applied.

2

Eaton Vance Multi-Strategy Absolute Return Fund as of October 31, 2010
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
•	In Government Obligations and Investment Portfolios, in which the Fund’s MBS investments are made, the investment emphasis remained on seasoned, U.S. government agency MBS (seasoned MBS). Typically, the mortgages underlying seasoned MBS were originated in the 1980s and 1990s. As a result, they have generally lower loan-to-home value ratios, meaning that the underlying homeowners have more equity in their homes than the average borrower. In addition, these loans are guaranteed by government agencies. Yield spreads on seasoned MBS over U.S. Treasuries tightened by approximately 20 basis points (0.20%) during the fiscal year. Principal prepayment rates on these securities were relatively stable for the year.

•	Multi-Sector Portfolio and Multi-Sector Option Strategy Portfolio also produced positive returns for the fiscal year. These Portfolios were primarily invested in commercial MBS and investment-grade corporate bonds during the period, as well as in U.S. Treasuries and cash. During the period, the Portfolios also benefited from the narrowing of spreads and the positive returns seen in the fixed-income markets. However, the implementation of certain option strategies in Multi-Sector Option Strategy Portfolio had a cumulative negative impact on this Portfolio’s performance during the last two months of the fiscal year and detracted for the period as a whole.

3

Eaton Vance Multi-Strategy Absolute Return Fund as of October 31, 2010
FUND PERFORMANCE
The line graph and table set forth below provide information about the Fund’s performance. The line graph compares the performance of Class A of the Fund with that of the BofA Merrill Lynch 3 Month U.S. Treasury Bill Index, an unmanaged index of U.S. Treasury securities maturing in 90 days, the BofA Merrill Lynch 3 Month LIBOR Index, an unmanaged, high-quality base rate for 3-month, constant maturity, U.S. dollar-denominated deposits, and the Barclays Capital U.S. Intermediate Government Index, an unmanaged index of U.S. government bonds with maturities from one year up to (but not including) 10 years. The lines on the graph represent the total returns of a hypothetical investment of $10,000 in each of Class A and the BofA Merrill Lynch 3 Month U.S. Treasury Bill Index, the BofA Merrill Lynch 3 Month LIBOR Index and the Barclays Capital U.S. Intermediate Government Index. Class A total returns are presented at net asset value and maximum public offering price. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on distributions or redemptions of Fund shares.

Performance[1]	Class A	Class B	Class C	Class I
Share Class Symbol	EADDX	EBDDX	ECDDX	EIDDX

Average Annual Total Returns (at net asset value)
One Year	8.18%	7.37%	7.37%	8.45%
Five Years	5.13	4.38	4.38	N.A.
Life of Fund†	4.91	4.13	4.13	8.87

SEC Average Annual Total Returns (including sales charge or applicable CDSC)
One Year	3.08%	2.37%	6.37%	8.45%
Five Years	4.11	4.06	4.38	N.A.
Life of Fund†	4.04	4.00	4.13	8.87

†	Inception dates: Class A: 12/7/04; Class B: 12/7/04; Class C: 12/7/04; Class I: 10/1/09.

1	Average Annual Total Returns do not include the 4.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B or Class C shares. If sales charges were deducted, the returns would be lower. SEC Average Annual Total Returns for Class A reflect the maximum 4.75% sales charge. SEC returns for Class B reflect applicable CDSC based on the following schedule: 5% — 1st and 2nd years; 4% — 3rd year; 3% — 4th year; 2% - 5th year; 1% — 6th year. SEC returns for Class C reflect a 1% CDSC for the first year. Class I shares are offered at net asset value.

Total Annual
Operating Expenses[2]	Class A	Class B	Class C	Class I

Expense Ratio	1.17%	1.93%	1.93%	0.99%

[2]	Source: Prospectus dated 3/1/10.

*	Sources: Lipper, Inc., Morningstar Direct. Class A of the Fund commenced investment operations on 12/7/04.

A $10,000 hypothetical investment at net asset value in Class B and Class C shares on 12/7/04 (commencement of operations) and Class I shares on 10/1/09 (commencement of operations) would have been valued at $12,698, $12,698 and $10,966, respectively, on 10/31/10. It is not possible to invest directly in an Index. The Indices’ total returns do not reflect expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Indices. Index returns are available as of month-end only.
Portfolio Composition
Diversification by Sectors3
By net assets

[3]	As of 10/31/10. Sectors are shown as a percentage of the Fund’s net assets.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

4

Eaton Vance Multi-Strategy Absolute Return Fund as of October 31, 2010

FUND EXPENSES

Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2010 – October 31, 2010).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

Eaton Vance Multi-Strategy Absolute Return Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(5/1/10)	(10/31/10)	(5/1/10 – 10/31/10)

Actual
Class A	$1,000.00	$1,021.40	$5.30
Class B	$1,000.00	$1,017.50	$9.10
Class C	$1,000.00	$1,017.60	$9.10
Class I	$1,000.00	$1,022.70	$4.23

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,020.00	$5.30
Class B	$1,000.00	$1,016.20	$9.10
Class C	$1,000.00	$1,016.20	$9.10
Class I	$1,000.00	$1,021.00	$4.23

*	Expenses are equal to the Fund’s annualized expense ratio of 1.04% for Class A shares, 1.79% for Class B shares, 1.79% for Class C shares and 0.83% for Class I shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2010. The Example reflects the expenses of both the Fund and the Portfolios.

5

Eaton Vance Multi-Strategy Absolute Return Fund as of October 31, 2010

PORTFOLIO OF INVESTMENTS

Investments in Affiliated Portfolios — 100.4%

Description	Value

Boston Income Portfolio (identified cost, $22,166,435)	$15,312,822
Floating Rate Portfolio (identified cost, $89,445,797)	85,090,020
Global Macro Portfolio (identified cost, $73,007,187)	75,903,330
Government Obligations Portfolio (identified cost, $647,970)	5,572,425
Investment Portfolio (identified cost, $13,253,895)	13,799,334
Large-Cap Core Research Portfolio (identified cost, $7,401,693)	7,497,950
Multi-Sector Option Strategy Portfolio (identified cost, $95,948,262)	100,055,351

Total Investments in Affiliated Portfolios
(identified cost $301,871,239)	$303,231,232

Other Assets, Less Liabilities — (0.4)%	$(1,234,952)

Net Assets — 100.0%	$301,996,280

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

See notes to financial statements

6

Eaton Vance Multi-Strategy Absolute Return Fund as of October 31, 2010

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of October 31, 2010

Assets

Affiliated investments, at value (identified cost, $301,871,239)	$303,231,232
Receivable for Fund shares sold	759,933

Total assets	$303,991,165

Liabilities

Payable for Fund shares redeemed	$1,572,980
Distributions payable	122,261
Payable to affiliates:
Distribution and service fees	159,098
Trustees’ fees	42
Accrued expenses	140,504

Total liabilities	$1,994,885

Net Assets	$301,996,280

Sources of Net Assets

Paid-in capital	$333,302,679
Accumulated net realized loss from Portfolios	(34,370,399)
Accumulated undistributed net investment income	1,704,007
Net unrealized appreciation from Portfolios	1,359,993

Total	$301,996,280

Class A Shares

Net Assets	$146,072,768
Shares Outstanding	15,869,989
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$9.20
Maximum Offering Price Per Share
(100 ÷ 95.25 of net asset value per share)	$9.66

Class B Shares

Net Assets	$28,216,693
Shares Outstanding	3,067,802
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$9.20

Class C Shares

Net Assets	$123,689,215
Shares Outstanding	13,446,793
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$9.20

Class I Shares

Net Assets	$4,017,604
Shares Outstanding	436,689
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$9.20

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

Statement of Operations

For the Year Ended
October 31, 2010

Investment Income

Interest allocated from affiliated Portfolios	$14,751,075
Dividends allocated from affiliated Portfolios	16,222
Expenses allocated from affiliated Portfolios	(1,948,223)

Net investment income from Portfolios	$12,819,074

Expenses

Distribution and service fees
Class A	$339,560
Class B	304,053
Class C	1,289,350
Trustees’ fees and expenses	500
Custodian fee	156,905
Transfer and dividend disbursing agent fees	218,740
Legal and accounting services	42,930
Printing and postage	81,057
Registration fees	57,669
Miscellaneous	17,930

Total expenses	$2,508,694

Net investment income	$10,310,380

Realized and Unrealized Gain (Loss) from Portfolios

Net realized gain (loss) —
Investment transactions	$(407,740)
Net realized gain (loss) allocated from affiliated Portfolios —
Investment transactions	(5,216,038)
Financial futures contracts	(1,311,691)
Swap contracts	(247,698)
Written options	(299,512)
Foreign currency and forward foreign currency exchange contract transactions	670,659

Net realized loss	$(6,812,020)

Change in unrealized appreciation (depreciation) —
Investments	$128,240
Change in unrealized appreciation (depreciation) allocated from affiliated Portfolios —
Investments	19,683,408
Securities sold short	(45,048)
Financial futures contracts	(339,536)
Swap contracts	171,828
Written options	280,920
Foreign currency and forward foreign currency exchange contracts	(955,258)

Net change in unrealized appreciation (depreciation)	$18,924,554

Net realized and unrealized gain	$12,112,534

Net increase in net assets from operations	$22,422,914

See notes to financial statements

7

Eaton Vance Multi-Strategy Absolute Return Fund as of October 31, 2010

FINANCIAL STATEMENTS CONT’D

Statements of Changes in Net Assets

Increase (Decrease)	Year Ended	Year Ended
in Net Assets	October 31, 2010	October 31, 2009

From operations —
Net investment income	$10,310,380	$15,888,062
Net realized loss from investment transactions, financial futures contracts, swap contracts, written options, and foreign currency and forward foreign currency exchange contract transactions	(6,812,020)	(12,136,482)
Net change in unrealized appreciation (depreciation) from investments, securities sold short, financial futures contracts, swap contracts, written options, foreign currency and forward foreign currency exchange contracts	18,924,554	58,242,479

Net increase in net assets from operations	$22,422,914	$61,994,059

Distributions to shareholders —
From net investment income
Class A	$(4,464,709)	$(8,475,603)
Class B	(836,959)	(1,686,888)
Class C	(3,537,179)	(7,078,698)
Class I	(81,295)	(1,034)
From tax return of capital
Class A	(1,592,829)	—
Class B	(298,594)	—
Class C	(1,261,924)	—
Class I	(29,003)	—

Total distributions to shareholders	$(12,102,492)	$(17,242,223)

Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$41,640,883	$39,959,054
Class B	1,881,950	4,825,586
Class C	9,519,493	17,351,071
Class I	4,491,172	1,253,488
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	4,872,729	6,050,804
Class B	805,174	1,105,428
Class C	3,780,508	5,068,515
Class I	39,132	—
Cost of shares redeemed
Class A	(45,493,504)	(55,496,567)
Class B	(6,055,540)	(7,562,529)
Class C	(27,679,257)	(28,903,305)
Class I	(1,830,945)	—
Net asset value of shares exchanged
Class A	1,107,579	—
Class B	(1,107,579)	—

Net decrease in net assets from Fund share transactions	$(14,028,205)	$(16,348,455)

Net increase (decrease) in net assets	$(3,707,783)	$28,403,381

	Year Ended	Year Ended
Net Assets	October 31, 2010	October 31, 2009

At beginning of year	$305,704,063	$277,300,682

At end of year	$301,996,280	$305,704,063

Accumulated undistributed net investment income included in net assets

At end of year	$1,704,007	$1,072,283

See notes to financial statements

8

Eaton Vance Multi-Strategy Absolute Return Fund as of October 31, 2010

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class A

	Year Ended October 31,

	2010		2009		2008	2007	2006

Net asset value — Beginning of year	$8.890		$7.600		$9.630	$9.770	$9.760

Income (Loss) From Operations

Net investment income(1)	$0.350		$0.485		$0.568	$0.593	$0.561
Net realized and unrealized gain (loss)	0.362		1.328		(1.977)	(0.095)	0.086

Total income (loss) from operations	$0.712		$1.813		$(1.409)	$0.498	$0.647

Less Distributions

From net investment income	$(0.296)		$(0.523)		$(0.588)	$(0.638)	$(0.637)
Tax return of capital	(0.106)		—		(0.033)	—	—

Total distributions	$(0.402)		$(0.523)		$(0.621)	$(0.638)	$(0.637)

Net asset value — End of year	$9.200		$8.890		$7.600	$9.630	$9.770

Total Return(2)	8.18%		24.98%		(15.48)%	5.22%	6.84%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$146,073		$139,217		$128,030	$200,163	$144,830
Ratios (as a percentage of average daily net assets):
Expenses(3)(4)	1.10%		1.17%		1.14%	1.10%	1.09%
Net investment income	3.85%		6.12%		6.22%	6.08%	5.75%
Portfolio Turnover of the Fund(5)	60%		61%		19%	12%	6%
Portfolio Turnover of Boston Income Portfolio	75%		74%		54%	84%	68%
Portfolio Turnover of Floating Rate Portfolio	39%		35%		7%	61%	50%
Portfolio Turnover of Global Macro Portfolio	19%		25%		N.A.	N.A.	N.A.
Portfolio Turnover of Government Obligations Portfolio	22%		28%		19%	23%	2%
Portfolio Turnover of Investment Portfolio	26%		N.A.		N.A.	N.A.	N.A.
Portfolio Turnover of Large-Cap Core Research Portfolio	51%		N.A.		N.A.	N.A.	N.A.
Portfolio Turnover of Multi-Sector Option Strategy Portfolio	2	%(6)	N.A.		N.A.	N.A.	N.A.
Portfolio Turnover of Multi-Sector Portfolio	N.A.		31	%(7)	N.A.	N.A.	N.A.

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolios’ allocated expenses.

(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(5)	Percentage includes both the Fund’s contributions to and withdrawals from the Portfolios and purchases and sales of securities held directly by the Fund.

(6)	For the period from the Portfolio’s start of business, August 24, 2010, to October 31, 2010.

(7)	For the period from the Portfolio’s start of business, July 16, 2009, to October 31, 2009.

See notes to financial statements

9

Eaton Vance Multi-Strategy Absolute Return Fund as of October 31, 2010

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class B

	Year Ended October 31,

	2010		2009		2008	2007	2006

Net asset value — Beginning of year	$8.890		$7.590		$9.620	$9.760	$9.750

Income (Loss) From Operations

Net investment income(1)	$0.283		$0.426		$0.500	$0.520	$0.488
Net realized and unrealized gain (loss)	0.361		1.337		(1.977)	(0.095)	0.085

Total income (loss) from operations	$0.644		$1.763		$(1.477)	$0.425	$0.573

Less Distributions

From net investment income	$(0.246)		$(0.463)		$(0.524)	$(0.565)	$(0.563)
Tax return of capital	(0.088)		—		(0.029)	—	—

Total distributions	$(0.334)		$(0.463)		$(0.553)	$(0.565)	$(0.563)

Net asset value — End of year	$9.200		$8.890		$7.590	$9.620	$9.760

Total Return(2)	7.37%		24.22%		(16.13)%	4.44%	6.05%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$28,217		$31,637		$28,616	$38,986	$31,827
Ratios (as a percentage of average daily net assets):
Expenses(3)(4)	1.85%		1.93%		1.88%	1.85%	1.84%
Net investment income	3.12%		5.38%		5.48%	5.35%	5.01%
Portfolio Turnover of the Fund(5)	60%		61%		19%	12%	6%
Portfolio Turnover of Boston Income Portfolio	75%		74%		54%	84%	68%
Portfolio Turnover of Floating Rate Portfolio	39%		35%		7%	61%	50%
Portfolio Turnover of Global Macro Portfolio	19%		25%		N.A.	N.A.	N.A.
Portfolio Turnover of Government Obligations Portfolio	22%		28%		19%	23%	2%
Portfolio Turnover of Investment Portfolio	26%		N.A.		N.A.	N.A.	N.A.
Portfolio Turnover of Large-Cap Core Research Portfolio	51%		N.A.		N.A.	N.A.	N.A.
Portfolio Turnover of Multi-Sector Option Strategy Portfolio	2	%(6)	N.A.		N.A.	N.A.	N.A.
Portfolio Turnover of Multi-Sector Portfolio	N.A.		31	%(7)	N.A.	N.A.	N.A.

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolios’ allocated expenses.

(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(5)	Percentage includes both the Fund’s contributions to and withdrawals from the Portfolios and purchases and sales of securities held directly by the Fund.

(6)	For the period from the Portfolio’s start of business, August 24, 2010, to October 31, 2010.

(7)	For the period from the Portfolio’s start of business, July 16, 2009, to October 31, 2009.

See notes to financial statements

10

Eaton Vance Multi-Strategy Absolute Return Fund as of October 31, 2010

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class C

	Year Ended October 31,

	2010		2009		2008	2007	2006

Net asset value — Beginning of year	$8.890		$7.590		$9.620	$9.770	$9.750

Income (Loss) From Operations

Net investment income(1)	$0.282		$0.426		$0.500	$0.520	$0.489
Net realized and unrealized gain (loss)	0.362		1.337		(1.978)	(0.105)	0.095

Total income (loss) from operations	$0.644		$1.763		$(1.478)	$0.415	$0.584

Less Distributions

From net investment income	$(0.246)		$(0.463)		$(0.523)	$(0.565)	$(0.564)
From tax return of capital	(0.088)		—		(0.029)	—	—

Total distributions	$(0.334)		$(0.463)		$(0.552)	$(0.565)	$(0.564)

Net asset value — End of year	$9.200		$8.890		$7.590	$9.620	$9.770

Total Return(2)	7.37%		24.21%		(16.13)%	4.33%	6.16%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$123,689		$133,596		$120,654	$182,197	$135,880
Ratios (as a percentage of average daily net assets):
Expenses(3)(4)	1.85%		1.93%		1.88%	1.85%	1.84%
Net investment income	3.12%		5.37%		5.48%	5.34%	5.02%
Portfolio Turnover of the Fund(5)	60%		61%		19%	12%	6%
Portfolio Turnover of Boston Income Portfolio	75%		74%		54%	84%	68%
Portfolio Turnover of Floating Rate Portfolio	39%		35%		7%	61%	50%
Portfolio Turnover of Global Macro Portfolio	19%		25%		N.A.	N.A.	N.A.
Portfolio Turnover of Government Obligations Portfolio	22%		28%		19%	23%	2%
Portfolio Turnover of Investment Portfolio	26%		N.A.		N.A.	N.A.	N.A.
Portfolio Turnover of Large-Cap Core Research Portfolio	51%		N.A.		N.A.	N.A.	N.A.
Portfolio Turnover of Multi-Sector Option Strategy Portfolio	2	%(6)	N.A.		N.A.	N.A.	N.A.
Portfolio Turnover of Multi-Sector Portfolio	N.A.		31	%(7)	N.A.	N.A.	N.A.

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolios’ allocated expenses.

(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(5)	Percentage includes both the Fund’s contributions to and withdrawals from the Portfolios and purchases and sales of securities held directly by the Fund.

(6)	For the period from the Portfolio’s start of business, August 24, 2010, to October 31, 2010.

(7)	For the period from the Portfolio’s start of business, July 16, 2009, to October 31, 2009.

See notes to financial statements

11

Eaton Vance Multi-Strategy Absolute Return Fund as of October 31, 2010

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class I

	Year Ended		Period Ended
	October 31, 2010		October 31, 2009(1)

Net asset value — Beginning of period	$8.890		$8.830

Income (Loss) From Operations

Net investment income(2)	$0.353		$0.027
Net realized and unrealized gain	0.381		0.071

Total income from operations	$0.734		$0.098

Less Distributions

From net investment income	$(0.313)		$(0.038)
From tax return of capital	(0.111)		—

Total distributions	$(0.424)		$(0.038)

Net asset value — End of period	$9.200		$8.890

Total Return(3)	8.45%		1.12	%(4)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$4,018		$1,253
Ratios (as a percentage of average daily net assets):
Expenses(5)(6)	0.85%		0.99	%(7)
Net investment income	3.86%		7.29	%(7)
Portfolio Turnover of the Fund(8)	60%		61	%(9)
Portfolio Turnover of Boston Income Portfolio	75%		74	%(10)
Portfolio Turnover of Floating Rate Portfolio	39%		35	%(10)
Portfolio Turnover of Global Macro Portfolio	19%		25	%(10)
Portfolio Turnover of Government Obligations Portfolio	22%		28	%(10)
Portfolio Turnover of Investment Portfolio	26%		N.A.
Portfolio Turnover of Large-Cap Core Research Portfolio	51%		N.A.
Portfolio Turnover of Multi-Sector Option Strategy Portfolio	2	%(11)	N.A.

(1)	For the period from commencement of operations on October 1, 2009 to October 31, 2009.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)	Not annualized.

(5)	Includes the Fund’s share of the Portfolios’ allocated expenses.

(6)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(7)	Annualized.

(8)	Percentage includes both the Fund’s contributions to and withdrawals from the Portfolios and purchases and sales of securities held directly by the Fund.

(9)	For the Fund’s year ended October 31, 2009.

(10)	For the Portfolio’s year ended October 31, 2009.

(11)	For the period from the Portfolio’s start of business, August 24, 2010, to October 31, 2010.

See notes to financial statements

12

Eaton Vance Multi-Strategy Absolute Return Fund as of October 31, 2010

NOTES TO FINANCIAL STATEMENTS

1   Significant Accounting Policies

Eaton Vance Multi-Strategy Absolute Return Fund (formerly, Eaton Vance Diversified Income Fund) (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers four classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class I shares are sold at net asset value and are not subject to sales charges. Class B shares automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class-specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class’s paid shares to the total value of all paid shares. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund’s investment objective is to seek total return. Total return is defined as income plus capital appreciation. The Fund currently pursues its objective by investing substantially all of its investable assets in interests in the following seven portfolios managed by Eaton Vance Management (EVM) or its affiliates: Boston Income Portfolio, Floating Rate Portfolio, Global Macro Portfolio, Government Obligations Portfolio, Investment Portfolio, Large-Cap Core Research Portfolio and Multi-Sector Option Strategy Portfolio (the Portfolios), which are Massachusetts business trusts. The value of the Fund’s investments in the Portfolios reflects the Fund’s proportionate interest in the net assets of Boston Income Portfolio, Floating Rate Portfolio, Global Macro Portfolio, Government Obligations Portfolio, Investment Portfolio, Large-Cap Core Research Portfolio and Multi-Sector Option Strategy Portfolio (0.5%, 1.3%, 0.8%, 0.5%, 2.6%, 3.6% and 96.8%, respectively, at October 31, 2010). The performance of the Fund is directly affected by the performance of the Portfolios. A copy of each Portfolio’s financial statements is available on the EDGAR database on the Securities and Exchange Commission’s website (www.sec.gov), at the Commission’s public reference room in Washington, DC or upon request from the Fund’s principal underwriter, Eaton Vance Distributors, Inc. (EVD), by calling 1-800-262-1122.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — The valuation policies common to the Portfolios are as follows:

Debt obligations (including short-term obligations with a remaining maturity of more than sixty days and excluding most seasoned mortgage-backed securities) are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term debt securities purchased with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. Equity securities (including common shares of closed-end investment companies) listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that will use various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities. Precious metals are valued at the New York Composite mean quotation reported by Bloomberg at the valuation time. Exchange-traded options (other than FLexible EXchange traded options) are valued at the mean between the bid and asked prices at valuation time as reported by the

13

Eaton Vance Multi-Strategy Absolute Return Fund as of October 31, 2010

NOTES TO FINANCIAL STATEMENTS CONT’D

Options Price Reporting Authority for U.S. listed options or by the relevant exchange or board of trade for non-U.S. listed options. Over-the-counter options (including options on securities, indices and foreign currencies) and FLexible EXchange traded options traded at the Chicago Board Options Exchange are valued by a third party pricing service using techniques that consider factors including the value of the underlying instrument, the volatility of the underlying instrument and the period of time until option expiration. Financial futures contracts are valued at the settlement price established by the board of trade or exchange on which they are traded. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average asked prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Portfolios’ forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service. Interest rate swaps are normally valued using valuations provided by a third party pricing service. Such pricing service valuations are based on the present value of fixed and projected floating rate cash flows over the term of the swap contract. Future cash flows are discounted to their present value using swap rates provided by electronic data services or by broker/dealers. Credit default swaps are normally valued using valuations provided by a third party pricing service. The pricing services employ electronic data processing techniques to determine the present value based on credit spread quotations obtained from broker/dealers and expected default recovery rates determined by the pricing service using proprietary models. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolios in a manner that most fairly reflects the security’s value, or the amount that the Portfolios might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker-dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

Additional valuation policies for Global Macro Portfolio, Government Obligations Portfolio and Investment Portfolio are as follows: Most seasoned, fixed rate 30-year mortgage-backed securities are valued through the use of the investment adviser’s matrix pricing system, which takes into account bond prices, yield differentials, anticipated prepayments and interest rates provided by dealers.

Additional valuation policies for Boston Income Portfolio and Floating Rate Portfolio are as follows: Interests in senior floating-rate loans (Senior Loans) for which reliable market quotations are readily available are valued generally at the average mean of bid and ask quotations obtained from a third party pricing service. Other Senior Loans are valued at fair value by the investment adviser under procedures approved by the Trustees. In fair valuing a Senior Loan, the investment adviser utilizes one or more of the valuation techniques described in (i) through (iii) below to assess the likelihood that the borrower will make a full repayment of the loan underlying such Senior Loan relative to yields on other Senior Loans issued by companies of comparable credit quality. If the investment adviser believes that there is a reasonable likelihood of full repayment, the investment adviser will determine fair value using a matrix pricing approach that considers the yield on the Senior Loan. If the investment adviser believes there is not a reasonable likelihood of full repayment, the investment adviser will determine fair value using analyses that include, but are not limited to: (i) a comparison of the value of the borrower’s outstanding equity and debt to that of comparable public companies; (ii) a discounted cash flow analysis; or (iii) when the investment adviser believes it is likely that a borrower will be liquidated or sold, an analysis of the terms of such liquidation or sale. In certain cases, the investment adviser will use a combination of analytical methods to determine fair value, such as when only a portion of a borrower’s assets are likely to be sold. In conducting its assessment and analyses for purposes of determining fair value of a Senior Loan, the investment adviser will use its discretion and judgment in considering and appraising relevant factors. Fair value determinations are made by the portfolio managers of the Portfolios based on information available to such managers. The portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may not possess the same information about a Senior Loan borrower as the portfolio managers of the Portfolios. At times, the fair value of a Senior Loan determined by the portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may vary from the fair value of the same Senior Loan determined by the portfolio managers of the Portfolios. The fair value of each Senior Loan is periodically reviewed and approved by the

14

Eaton Vance Multi-Strategy Absolute Return Fund as of October 31, 2010

NOTES TO FINANCIAL STATEMENTS CONT’D

investment adviser’s Valuation Committee and by the Trustees based upon procedures approved by the Trustees. Junior Loans are valued in the same manner as Senior Loans.

The Portfolios may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund) and Eaton Vance Cash Collateral Fund, LLC (Cash Collateral Fund), affiliated investment companies managed by EVM. Cash Reserves Fund and Cash Collateral Fund generally value their investment securities utilizing the amortized cost valuation technique in accordance with Rule 2a-7 under the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Reserves Fund and Cash Collateral Fund may value their investment securities in the same manner as debt obligations described above.

B  Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolios, less all actual and accrued expenses of the Fund. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

C  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

At October 31, 2010, the Fund, for federal income tax purposes, had a capital loss carryforward of $31,357,810 which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryforward will expire on October 31, 2013 ($1,151,435), October 31, 2014 ($1,054,697), October 31, 2015 ($1,377,385), October 31, 2016 ($15,304,398), October 31, 2017 ($9,064,240) and October 31, 2018 ($3,405,655).

As of October 31, 2010, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Fund’s federal tax returns filed in the 3-year period ended October 31, 2010 remains subject to examination by the Internal Revenue Service.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H  Purchased Options — Upon the purchase of a call or put option, the premium paid by the Fund is included in the Statement of Assets and Liabilities as an investment. The amount of the investment is subsequently marked-to-market to reflect the current market value of the option purchased, in accordance with the Fund’s policies on investment valuations discussed above. If an option which the Fund had purchased expires on the stipulated expiration date, the Fund will realize a loss in

15

Eaton Vance Multi-Strategy Absolute Return Fund as of October 31, 2010

NOTES TO FINANCIAL STATEMENTS CONT’D

the amount of the cost of the option. If the Fund enters into a closing sale transaction, the Fund will realize a gain or loss, depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid. The risk associated with purchasing options is limited to the premium originally paid.

I  Other — Investment transactions are accounted for on a trade date basis. Dividends to shareholders are recorded on the ex-dividend date.

2   Distributions to Shareholders

The Fund declares dividends daily to shareholders of record at the time of declaration. Distributions are generally paid monthly. Distributions of realized capital gains (reduced by available capital loss carryforwards from prior years, if any) are made at least annually. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the reinvestment date or, at the election of the shareholder, receive distributions in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended October 31, 2010 and October 31, 2009 was as follows:

	Year Ended October 31,
	2010	2009

Distributions declared from:
Ordinary income	$8,920,142	$17,242,223
Tax return of Capital	$3,182,350	—

During the year ended October 31, 2010, accumulated net realized loss was decreased by $1,037,825 accumulated undistributed net investment income was decreased by $758,514 and paid-in capital was decreased by $279,311 due to differences between book and tax accounting, primarily for foreign currency gain (loss), premium amortization, swap contracts, paydown gain (loss), defaulted bond interest and mixed straddles. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of October 31, 2010, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Capital loss carryforward	$(31,357,810)
Net unrealized appreciation	$173,672
Other temporary differences	$(122,261)

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales, partnership allocations, defaulted bond interest, futures contracts, foreign currency transactions, premium amortization, swap contracts, investments in partnerships, and the timing of recognizing distributions to shareholders.

3   Transactions with Affiliates

EVM serves as the investment adviser and administrator of the Fund, providing investment advisory services (relating to the investment of the Fund’s assets in the Portfolios) and administering the business affairs of the Fund. EVM does not receive a fee for serving as the Fund’s investment adviser and administrator. The Portfolios have engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. For the year ended October 31, 2010, the Fund’s allocated portion of the investment adviser fees paid by the Portfolios was 0.58% of the Fund’s average daily net assets and amounted to $1,725,786.

EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of these services. For the year ended October 31, 2010, EVM earned $10,876 in sub-transfer agent fees. The Fund was informed that EVD, an affiliate of EVM, received $61,424 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2010. EVD also received distribution and service fees from Class A, Class B and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Except for Trustees of the Fund and the Portfolios who are not members of EVM’s or BMR’s organizations, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolios are officers of the above organizations.

16

Eaton Vance Multi-Strategy Absolute Return Fund as of October 31, 2010

NOTES TO FINANCIAL STATEMENTS CONT’D

4   Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class A Plan provides that the Fund will pay EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2010 amounted to $339,560 for Class A shares.

The Fund also has in effect distribution plans for Class B shares (Class B Plan) and Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class B and Class C Plans require the Fund to pay EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 6.25% of the aggregate amount received by the Fund for Class B and Class C shares sold, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of each respective class, reduced by the aggregate amount of contingent deferred sales charges (see Note 5) and amounts theretofore paid or payable to EVD by each respective class. For the year ended October 31, 2010, the Fund paid or accrued to EVD $228,040 and $967,013 for Class B and Class C shares, respectively, representing 0.75% of the average daily net assets of Class B and Class C shares. At October 31, 2010, the amounts of Uncovered Distribution Charges of EVD calculated under the Class B and Class C Plans were approximately $1,256,000 and $12,018,000, respectively.

The Class B and Class C Plans also authorize the Fund to make payments of service fees to EVD, financial intermediaries and other persons in amounts not exceeding 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD and, as such, are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fees paid or accrued for the year ended October 31, 2010 amounted to $76,013 and $322,337 for Class B and Class C shares, respectively.

5   Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The CDSC for Class B shares is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares are subject to a 1% CDSC if redeemed within one year of purchase. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSCs received on Class B and Class C redemptions are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund’s Class B and Class C Plans. CDSCs received on Class B and Class C redemptions when no Uncovered Distribution Charges exist are credited to the Fund. For the year ended October 31, 2010, the Fund was informed that EVD received approximately $73,000 and $5,000 of CDSCs paid by Class B and Class C shareholders, respectively, and no CDSCs paid by Class A shareholders.

6   Investment Transactions

For the year ended October 31, 2010, increases and decreases in the Fund’s investments in the Portfolios were as follows:

Portfolio	Contributions		Withdrawals

Boston Income Portfolio	$—		$48,256,581
Floating Rate Portfolio	1,966,644		27,274,950
Global Macro Portfolio	—		—
Government Obligations Portfolio	—		18,998,597
Investment Portfolio	13,368,319		—
Large-Cap Core Research Portfolio	7,400,000		—
Multi-Sector Option Strategy Portfolio	101,763,781	*	1,957,008
Multi-Sector Portfolio	55,874,614		107,667,145	*

*	Amounts include $62,943,797 representing the total value of investments transferred from Multi-Sector Portfolio to Multi-Sector Option Strategy Portfolio in accordance with affiliated transaction procedures approved by the Portfolios’ trustees. No gain or loss was recognized on the transfer of investments.

7   Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of

17

Eaton Vance Multi-Strategy Absolute Return Fund as of October 31, 2010

NOTES TO FINANCIAL STATEMENTS CONT’D

beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended October 31,
Class A	2010	2009

Sales	4,566,473	5,054,177
Issued to shareholders electing to receive payments of distributions in Fund shares	538,693	766,172
Redemptions	(5,014,911)	(7,013,187)
Exchange from Class B shares	122,035	—

Net increase (decrease)	212,290	(1,192,838)

	Year Ended October 31,
Class B	2010	2009

Sales	207,899	619,430
Issued to shareholders electing to receive payments of distributions in Fund shares	89,124	140,314
Redemptions	(667,791)	(968,447)
Exchange to Class A shares	(122,046)	—

Net decrease	(492,814)	(208,703)

	Year Ended October 31,
Class C	2010	2009

Sales	1,048,271	2,198,049
Issued to shareholders electing to receive payments of distributions in Fund shares	418,435	643,017
Redemptions	(3,054,383)	(3,698,163)

Net decrease	(1,587,677)	(857,097)

	Year Ended	Period Ended
Class I	October 31, 2010	October 31, 2009(1)

Sales	492,785	141,001
Issued to shareholders electing to receive payments of distributions in Fund shares	4,294	—
Redemptions	(201,391)	—

Net increase	295,688	141,001

(1)	For the period from commencement of operations on October 1, 2009 to October 31, 2009.

8   Financial Instruments

The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include index put options and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

The Fund is subject to equity price risk in the normal course of pursuing its investment objective. The Fund purchased index put options below the current value of the index to reduce the Fund’s exposure to market risk and volatility. In buying index put options, the Fund in effect, acquires protection against decline in the value of the applicable index below the exercise price in exchange for the option premium paid.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is equity risk for the year ended October 31, 2010 was as follows:

Change in
Unrealized
	Realized Gain		Appreciation
	(Loss) on		(Depreciation) on
	Derivatives		Derivatives
	Recognized in		Recognized in
Derivative	Income		Income

Purchased options	$(407,740	)(1)	$128,240	(2)

(1)	Statement of Operations location: Net realized gain (loss) – Investment transactions

(2)	Statement of Operations location: Change in unrealized appreciation (depreciation) – Investments

The average number of purchased option contracts outstanding during the year ended October 31, 2010, which is indicative of the volume of this derivative type, was 6 contracts.

9   Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

18

Eaton Vance Multi-Strategy Absolute Return Fund as of October 31, 2010

NOTES TO FINANCIAL STATEMENTS CONT’D

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. At October 31, 2010, the Fund’s investments in the Portfolios were valued based on Level 1 inputs.

The Fund held no investments or other financial instruments as of October 31, 2009 whose fair value was determined using Level 3 inputs.

10   Name Change

Effective June 11, 2010, the name of the Fund was changed from Eaton Vance Diversified Income Fund.

19

Eaton Vance Multi-Strategy Absolute Return Fund as of October 31, 2010

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance Multi-Strategy Absolute Return Fund (formerly Eaton Vance Diversified Income Fund):
We have audited the accompanying statement of assets and liabilities of Eaton Vance Multi-Strategy Absolute Return Fund (formerly Eaton Vance Diversified Income Fund) (the “Fund”) (one of the funds constituting Eaton Vance Mutual Funds Trust), including the portfolio of investments, as of October 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Fund for the period ended October 31, 2006, with the exception of the Portfolio Turnover of the Fund (which has been added to the financial highlights and is explained therein) were audited by other auditors whose report, dated December 27, 2006 expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Multi-Strategy Absolute Return Fund as of October 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

We have also audited the Portfolio Turnover of the Fund (which has been added to the financial highlights) appearing in the financial highlights for the period ended October 31, 2006. This additional measure is explained in financial highlights. Our procedures included recomputing the additional measure. In our opinion, such measure has been appropriately calculated. However, we were not engaged to audit, review, or apply any procedures to the 2006 financial statements of the Fund other than with respect to the additional measure and, accordingly, we do not express an opinion or any other form of assurance on the 2006 financial statements taken as a whole.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 29, 2010

20

Eaton Vance Multi-Strategy Absolute Return Fund as of October 31, 2010

FEDERAL TAX INFORMATION (Unaudited)

The Form 1099-DIV you receive in January 2011 will show the tax status of all distributions paid to your account in calendar year 2010. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified within 60 days of the Fund’s fiscal year end regarding the status of qualified dividend income for individuals.

Qualified Dividend Income. The Fund designates approximately $16,173, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

21

Eaton Vance Multi-Strategy Absolute Return Fund

BOARD OF TRUSTEES’ CONTRACT APPROVAL

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund’s board of trustees, including by a vote of a majority of the trustees who are not “interested persons” of the fund (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a “Board”) of the Eaton Vance group of mutual funds (the “Eaton Vance Funds”) held on April 26, 2010, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Contract Review Committee of the Board, which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished for a series of meetings of the Contract Review Committee held between February and April 2010. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•	An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;
•	An independent report comparing each fund’s total expense ratio and its components to comparable funds;
•	An independent report comparing the investment performance of each fund (including yield where relevant) to the investment performance of comparable funds over various time periods;
•	Data regarding investment performance in comparison to relevant peer groups of similarly managed funds and appropriate indices;
•	For each fund, comparative information concerning the fees charged and the services provided by each adviser in managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing such fund;
•	Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management

•	Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed, and any changes in portfolio management processes and personnel;
•	Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through “soft dollar” benefits received in connection with the funds’ brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;
•	Data relating to portfolio turnover rates of each fund;
•	The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•	Reports detailing the financial results and condition of each adviser;
•	Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;
•	Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;
•	Copies of or descriptions of each adviser’s policies and procedures relating to proxy voting, the handling of corporate actions and class actions;
•	Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;
•	Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;
•	A description of Eaton Vance Management’s procedures for overseeing third party advisers and sub-advisers;

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;
•	Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds’ administrator; and
•	The terms of each advisory agreement.

22

Eaton Vance Multi-Strategy Absolute Return Fund

BOARD OF TRUSTEES’ CONTRACT APPROVAL CONT’D

In addition to the information identified above, the Contract Review Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve-month period ended April 30, 2010, with respect to one or more Funds, the Board met ten times and the Contract Review Committee, the Audit Committee, the Governance Committee, the Portfolio Management Committee and the Compliance Reports and Regulatory Matters Committee, each of which is a Committee comprised solely of Independent Trustees, met nine, thirteen, three, eight and fifteen times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund’s investment objective, as well as trading policies and procedures and risk management techniques.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund’s investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Contract Review Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Contract Review Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuance of the investment advisory agreement of Eaton Vance Diversified Income Fund (the “Fund”) with Eaton Vance Management (“EVM”), as well as the continuance and/or initial approval of the investment advisory agreements of Boston Income Portfolio, Floating Rate Portfolio, Government Obligations Portfolio, Global Macro Portfolio, Investment Grade Income Portfolio, Emerging Markets Local Income Portfolio, Investment Portfolio, High Income Opportunities Portfolio, International Income Portfolio, Build America Bond Portfolio, Large-Cap Core Research Portfolio and Multi-Sector Portfolio, the portfolios in which the Fund is authorized to invest (the “Portfolios”), each with Boston Management and Research (“BMR”), including their fee structures, is in the interests of shareholders and, therefore, the Contract Review Committee recommended to the Board approval of each agreement. The Board accepted the recommendation of the Contract Review Committee as well as the factors considered and conclusions reached by the Contract Review Committee with respect to the agreements. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve the investment advisory agreements for the Fund and the Portfolios. EVM and BMR are each referred to as an “Adviser” herein; EVM with respect to the Fund and BMR with respect to the Portfolios. EVM and BMR are affiliates.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement of the Fund and each Portfolio, the Board evaluated the nature, extent and quality of services provided to the Portfolios by BMR and to the Fund by EVM. BMR manages the Portfolios, while EVM allocates the assets of the Fund among the Portfolios and is also authorized to invest directly in securities or other investments.

The Board considered EVM’s and BMR’s management capabilities and investment process with respect to the types of investments held by the Fund and the Portfolios, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Portfolios, including recent changes to such personnel. For all the Portfolios, the Board also took into account the resources dedicated to portfolio management and other services, including the compensation methods of the Adviser to recruit and retain investment personnel, and the time and attention devoted, to the Fund and the Portfolios by senior management. In addition, the Board considered recent adjustments in the Fund’s investment policies designed to reflect changes in the fixed income markets for the Fund’s securities, including recommendations made by the Adviser throughout the year.

The Board also reviewed the compliance programs of EVM and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests in recent years from regulatory authorities such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.

23

Eaton Vance Multi-Strategy Absolute Return Fund

BOARD OF TRUSTEES’ CONTRACT APPROVAL CONT’D

The Board considered shareholder and other administrative services provided or managed by EVM and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds, including the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by EVM and BMR, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreements.

Fund Performance

The Board compared the Fund’s investment performance to a relevant universe of comparable funds identified by an independent data provider as well as a peer group of similarly managed funds and appropriate benchmark indices. The Board reviewed comparative performance data for the one and three-year periods ended September 30, 2009 for the Fund. The Board also considered the performance of the underlying Portfolios. The Board considered that it had approved changes in the Fund’s investment objective and policies to provide the Fund with flexibility to invest in a broader array of income securities, both directly and indirectly through investments in portfolios, and that the corresponding changes to the Fund’s investment objective and policies were implemented on July 1, 2009. In light of the Fund’s relatively brief operating history, the Board concluded that additional time is required to evaluate Fund performance.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates, payable by the Fund directly or indirectly through its pro rata share of the expenses of each Portfolio (referred to collectively as “management fees”). As part of its review, the Board considered management fees and the Fund’s total expense ratio for the year ended September 30, 2009, as compared to a group of similarly managed funds selected by an independent data provider. The Board also considered factors that had an impact on Fund expense ratios, as identified by management in response to inquiries from the Contract Review Committee, as well as actions being taken to reduce expenses at the fund complex level. In considering the Fund’s total expense ratio and management fees, the Board noted the impact of the Fund’s use of leverage. The Board noted that the Adviser does not receive an advisory fee for direct investments made on behalf of the Fund.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by EVM and BMR, the Board concluded that the management fees charged for advisory and related services are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Fund, the Portfolios and to all Eaton Vance Funds as a group. The Board considered the level of profits realized or expected to be realized without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser and its affiliates in connection with its relationship with the Fund and the Portfolios, including the benefits of research services trust may be available to the Adviser as a result of securities transactions effected for the Fund and Portfolios and other investment advisory clients.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund and the Portfolios, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund and the Portfolios increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of certain Portfolios and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the profitability of the Adviser and its affiliates may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and its affiliates and the Fund and the Portfolios. The Board also concluded that, assuming reasonably foreseeable increases in the assets of the Portfolios, the structure of the advisory fees, which include breakpoints at several asset levels, can be expected to cause the Adviser and its affiliates and the Fund to continue to share such benefits equitably.

24

Eaton Vance Multi-Strategy Absolute Return Fund

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of Eaton Vance Mutual Funds Trust (the Trust), Boston Income Portfolio (BIP), Build America Bond Portfolio (BABP), Emerging Markets Local Income Portfolio (EMLIP), Floating Rate Portfolio (FRP), Global Macro Absolute Return Advantage Portfolio (GMARAP), Global Macro Portfolio (GMP), Government Obligations Portfolio (GOP), High Income Opportunities Portfolio (HIOP), International Income Portfolio (IIP), Investment Grade Income Portfolio (IGIP), Investment Portfolio (IP), Large-Cap Core Research Portfolio (LCCRP) and Multi-Sector Option Strategy Portfolio (MSOSP) (collectively, the Portfolios) are responsible for the overall management and supervision of the Trust’s and Portfolios’ affairs. The Trustees and officers of the Trust and the Portfolios are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolios hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolios, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research, “Parametric” refers to Parametric Portfolio Associates LLC, “PRA” refers to Parametric Risk Advisors LLC and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter, the Portfolios’ placement agent and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below.

	Position(s)	Term of		Number of Portfolios
	with the	Office and	Principal Occupation(s)	in Fund Complex
Name and	Trust and	Length of	During Past Five Years and	Overseen By	Other Directorships Held
Year of Birth	the Portfolios	Service	Other Relevant Experience	Trustee(1)	During the Last Five Years(2)

Interested Trustee

Thomas E. Faust Jr. 1958	Trustee and President of the Trust	Trustee of the Trust and each Portfolio except BABP, GMARAP, LCCRP and MSOSP since 2007; of BABP and LCCRP since 2009; of GMARAP and MSOSP since 2010 and President of the Trust since 2002	Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 184 registered investment companies and 1 private investment company managed by EVM or BMR. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust and the Portfolios.	184	Director of EVC.

Noninterested Trustees

Benjamin C. Esty 1963	Trustee	Of the Trust, BIP, FRP, GMP, GOP, HIOP, IGIP and IP since 2005; of EMLIP and IIP since 2007; of BABP and LCCRP since 2009 and of GMARAP and MSOSP since 2010	Roy and Elizabeth Simmons Professor of Business Administration and Finance Unit Head, Harvard University Graduate School of Business Administration.	184	None

Allen R. Freedman 1940	Trustee	Of the Trust and each Portfolio except BABP, GMARAP, LCCRP and MSOSP since 2007; of BABP and LCCRP since 2009 and of GMARAP and MSOSP since 2010	Private Investor and Consultant. Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Formerly, Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007).	184	Director of Assurant, Inc. (insurance provider) and Stonemor Partners, L.P. (owner and operator of cemeteries).

25

Eaton Vance Multi-Strategy Absolute Return Fund

MANAGEMENT AND ORGANIZATION CONT’D

	Position(s)	Term of		Number of Portfolios
	with the	Office and	Principal Occupation(s)	in Fund Complex
Name and	Trust and	Length of	During Past Five Years and	Overseen By	Other Directorships Held
Year of Birth	the Portfolios	Service	Other Relevant Experience	Trustee(1)	During the Last Five Years(2)

Noninterested Trustees (continued)

William H. Park 1947	Trustee	Of the Trust and each Portfolio except BABP, EMLIP, GMARAP, IIP, LCCRP and MSOSP since 2003; of EMLIP and IIP since 2007; of BABP and LCCRP since 2009 and of GMARAP and MSOSP since 2010	Chief Financial Officer, Aveon Group L.P. (an investment management firm) (since 2010). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (an institutional investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).	184	None

Ronald A. Pearlman 1940	Trustee	Of the Trust and each Portfolio except BABP, EMLIP, GMARAP, IIP, LCCRP and MSOSP since 2003; of EMLIP and IIP since 2007; of BABP and LCCRP since 2009 and of GMARAP and MSOSP since 2010	Professor of Law, Georgetown University Law Center. Formerly, Deputy Assistant Secretary (Tax Policy) and Assistant Secretary (Tax Policy), U.S. Department of the Treasury (1983-1985). Formerly, Chief of Staff, Joint Committee on Taxation, U.S. Congress (1988-1990).	184	None

Helen Frame Peters 1948	Trustee	Of the Trust and each Portfolio except BABP, GMARAP, LCCRP and MSOSP since 2008; of BABP and LCCRP since 2009 and of GMARAP and MSOSP since 2010	Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).	184	Director of BJ’s Wholesale Club, Inc. (wholesale club retailer). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Lynn A. Stout 1957	Trustee	Of the Trust, GMP, GOP and HIOP since 1998; of FRP and IGIP since 2000; of BIP since 2001; of IP since 2002; of EMLIP and IIP since 2007; of BABP and LCCRP since 2009 and of GMARAP and MSOSP since 2010	Paul Hastings Professor of Corporate and Securities Law (since 2006) and Professor of Law (2001-2006), University of California at Los Angeles School of Law. Professor Stout teaches classes in corporate law and securities regulation and is the author of numerous academic and professional papers on these areas.	184	None

26

Eaton Vance Multi-Strategy Absolute Return Fund

MANAGEMENT AND ORGANIZATION CONT’D

	Position(s)	Term of		Number of Portfolios
	with the	Office and	Principal Occupation(s)	in Fund Complex
Name and	Trust and	Length of	During Past Five Years and	Overseen By	Other Directorships Held
Year of Birth	the Portfolios	Service	Other Relevant Experience	Trustee(1)	During the Last Five Years(2)

Noninterested Trustees (continued)

Ralph F. Verni 1943	Chairman of the Board and Trustee	Chairman of the Board of the Trust and each Portfolio except BABP, GMARAP, LCCRP and MSOSP since 2007; of BABP and LCCRP since 2009 and of GMARAP and MSOSP since 2010; Trustee of the Trust and each Portfolio except BABP, EMLIP, GMARAP, IIP, LCCRP and MSOSP since 2005; of EMLIP and IIP since 2007; of BABP and LCCRP since 2009 and of GMARAP and MSOSP since 2010	Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).	184	None

Principal Officers who are not Trustees

	Position(s)	Term of
	with the	Office and
	Trust and	Length of	Principal Occupation(s)
Name and Year of Birth	the Portfolios	Service	During Past Five Years

William H. Ahern, Jr. 1959	Vice President of the Trust	Since 1995	Vice President of EVM and BMR. Officer of 80 registered investment companies managed by EVM or BMR.

John R. Baur 1970	Vice President of the Trust, EMLIP, GMARAP, GMP and IIP	Of the Trust since 2008; of EMLIP, GMP and IIP since 2007 and of GMARAP since 2010	Vice President of EVM and BMR. Previously, attended Johnson Graduate School of Management, Cornell University (2002-2005), and prior thereto was an Account Team Representative in Singapore for Applied Materials, Inc. Officer of 37 registered investment companies managed by EVM or BMR.

Craig R. Brandon 1966	Vice President of BABP	Since 2009	Vice President of EVM and BMR. Officer of 50 registered investment companies managed by EVM or BMR.

Maria C. Cappellano 1967	Vice President of the Trust	Since 2009	Vice President of EVM and BMR. Officer of 49 registered investment companies managed by EVM or BMR.

Michael A. Cirami 1975	Vice President of the Trust, EMLIP, GMARAP, GMP and IIP	Of the Trust since 2008; of EMLIP, GMP and IIP since 2007 and of GMARAP since 2010	Vice President of EVM and BMR. Officer of 37 registered investment companies managed by EVM or BMR.

Cynthia J. Clemson 1963	Vice President of the Trust and President of BABP	Vice President of the Trust since 2005 and President of BABP since 2009	Vice President of EVM and BMR. Officer of 96 registered investment companies managed by EVM or BMR.

John H. Croft 1962	Vice President of the Trust	Since 2010	Vice President of EVM and BMR. Officer of 38 registered investment companies managed by EVM or BMR.

Kenneth Everding 1962	Vice President of MSOSP	Since 2010	Managing Director of PRA. Previously, Managing Director at BNP Paribas (2003-2005). Officer of 2 registered investment companies managed by EVM or BMR.

27

Eaton Vance Multi-Strategy Absolute Return Fund

MANAGEMENT AND ORGANIZATION CONT’D

	Position(s)	Term of
	with the	Office and
	Trust and	Length of	Principal Occupation(s)
Name and Year of Birth	the Portfolios	Service	During Past Five Years

Principal Officers who are not Trustees (continued)

Charles B. Gaffney 1972	Vice President of the Trust and LCCRP	Of the Trust since 2007 and of LCCRP since 2009	Director of Equity Research and a Vice President of EVM and BMR. Officer of 33 registered investment companies managed by EVM or BMR.

Thomas P. Huggins 1966	Vice President of BIP and HIOP	Of HIOP since 2000 and of BIP since 2001	Vice President of EVM and BMR. Officer of 4 registered investment companies managed by EVM or BMR.

Christine M. Johnston 1972	Vice President of the Trust, EMLIP, GMARAP, GMP, GOP, IIP and IP	Of the Trust, EMLIP, GMP and IIP since 2007; of IP since 2003; of GOP since 2006 and of GMARAP since 2010	Vice President of EVM and BMR. Officer of 40 registered investment companies managed by EVM or BMR.

Aamer Khan 1960	Vice President of the Trust and LCCRP	Of the Trust since 2005 and of LCCRP since 2009	Vice President of EVM and BMR. Officer of 36 registered investment companies managed by EVM or BMR.

Marth G. Locke 1952	Vice President of LCCRP	Since 2009	Vice President of EVM and BMR. Officer of 4 registered investment companies managed by EVM or BMR.

Thomas H. Luster 1962	Vice President of the Trust and President of IGIP	Vice President of the Trust since 2006 and President of IGIP since 2010	Vice President of EVM and BMR. Officer of 55 registered investment companies managed by EVM or BMR.

Jonathan Orseck 1968	Vice President of MSOSP	Since 2010	Managing Director of PRA. Previously, Managing Director at Bank of America Securities (2004-2006). Officer of 2 registered investment companies managed by EVM or BMR.

Scott H. Page 1959	President of FRP	Since 2007	Vice President of EVM and BMR. Officer of 10 registered investment companies managed by EVM or BMR.

Jeffrey A. Rawlins 1961	Vice President of the Trust and MSOSP	Vice President of the Trust since 2009 and of MSOSP since 2010	Vice President of EVM and BMR. Previously, a Managing Director of the Fixed Income Group at State Street Research and Management (1989-2005). Officer of 33 registered investment companies managed by EVM or BMR.

Duncan W. Richardson 1957	Vice President of the Trust and President of LCCRP	Vice President of the Trust since 2001 and President of LCCRP since 2009	Director of EVC and Executive Vice President and Chief Equity Investment Officer of EVC, EVM and BMR. Officer of 82 registered investment companies managed by EVM or BMR.

Dana C. Robinson 1957	Vice President of LCCRP	Since 2009	Vice President of EVM and BMR. Officer of 1 registered investment company managed by EVM or BMR.

Craig P. Russ 1963	Vice President of FRP	Since 2007	Vice President of EVM and BMR. Officer of 5 registered investment companies managed by EVM or BMR.

Judith A. Saryan 1954	Vice President of the Trust	Since 2003	Vice President of EVM and BMR. Officer of 54 registered investment companies managed by EVM or BMR.

Susan Schiff 1961	Vice President of the Trust, EMLIP, GOP, IIP and IP	Of the Trust and IP since 2002; of EMLIP and IIP since 2007 and of GOP since 1993	Vice President of EVM and BMR. Officer of 38 registered investment companies managed by EVM or BMR.

Bernard Scozzafava 1961	Vice President of IGIP	Since 2010	Vice President of EVM and BMR. Mr. Scozzafava has been a fixed-income analyst at EVM since March 2006. Prior to joining EVM, he was a portfolio manager and credit analyst with MFS Investment Management. Officer of 1 registered investment company managed by EVM or BMR.

Thomas Seto 1962	Vice President of the Trust	Since 2007	Vice President and Director of Portfolio Management of Parametric. Officer of 33 registered investment companies managed by EVM or BMR.

28

Eaton Vance Multi-Strategy Absolute Return Fund

MANAGEMENT AND ORGANIZATION CONT’D

	Position(s)	Term of
	with the	Office and
	Trust and	Length of	Principal Occupation(s)
Name and Year of Birth	the Portfolios	Service	During Past Five Years

Principal Officers who are not Trustees (continued)

David M. Stein 1951	Vice President of the Trust	Since 2007	Managing Director and Chief Investment Officer of Parametric. Officer of 33 registered investment companies managed by EVM or BMR.

Eric A. Stein 1980	Vice President of the Trust, GMARAP and GMP	Vice President of the Trust since 2009; of GMP since 2008 and of GMARAP since 2010	Vice President of EVM and BMR. Originally joined EVM in July 2002. Prior to re-joining EVM in September 2008, Mr. Stein worked at the Federal Reserve Bank of New York (2007-2008) and attended business school in Chicago, Illinois. Officer of 34 registered investment companies managed by EVM or BMR.

Dan R. Strelow 1959	Vice President of the Trust and MSOSP	Vice President of the Trust since 2009 and of MSOSP since 2010	Vice President of EVM and BMR since 2005. Previously, a Managing Director (since 1988) and Chief Investment Officer (since 2001) of the Fixed Income Group at State Street Research and Management. Officer of 33 registered investment companies managed by EVM or BMR.

Payson F. Swaffield 1956	President of MSOSP	Since 2010	Chief Income Investment Officer of EVC. Vice President of EVM and BMR. Officer of 10 registered investment companies managed by EVM or BMR.

Mark S. Venezia 1949	Vice President of the Trust and President of EMLIP, GMARAP, GMP, GOP, IIP and IP	Vice President of the Trust and President of EMLIP and IIP since 2007; President of GMP, GOP and IP since 2002 and of GMARAP since 2010	Vice President of EVM and BMR. Officer of 40 registered investment companies managed by EVM or BMR.

Adam A. Weigold 1975	Vice President of the Trust and BABP	Vice President of the Trust since 2007 and of BABP since 2009	Vice President of EVM and BMR. Officer of 73 registered investment companies managed by EVM or BMR.

Michael W. Weilheimer 1961	President of BIP and HIOP	Since 2002	Vice President of EVM and BMR. Officer of 26 registered investment companies managed by EVM or BMR.

Barbara E. Campbell 1957	Treasurer	Of the Trust since 2005; of each Portfolio except BABP, GMARAP, LCCRP and MSOSP since 2008; of BABP and LCCRP since 2009 and of GMARAP and MSOSP since 2010	Vice President of EVM and BMR. Officer of 184 registered investment companies managed by EVM or BMR.

Maureen A. Gemma 1960	Secretary and Chief Legal Officer	Secretary of the Trust and each Portfolio except BABP, GMARAP, LCCRP and MSOSP since 2007; of BABP and LCCRP since 2009 and of GMARAP and MSOSP since 2010; and Chief Legal Officer of the Trust and each Portfolio except BABP, GMARAP, LCCRP and MSOSP since 2008; of BABP and LCCRP since 2009 and of GMARAP and MSOSP since 2010	Vice President of EVM and BMR. Officer of 184 registered investment companies managed by EVM or BMR.

29

Eaton Vance Multi-Strategy Absolute Return Fund

MANAGEMENT AND ORGANIZATION CONT’D

	Position(s)	Term of
	with the	Office and
	Trust and	Length of	Principal Occupation(s)
Name and Year of Birth	the Portfolios	Service	During Past Five Years

Principal Officers who are not Trustees (continued)

Paul M. O’Neil 1953	Chief Compliance Officer	Of the Trust and each Portfolio except BABP, EMLIP, GMARAP, IIP, LCCRP and MSOSP since 2004; of EMLIP and IIP since 2007; of BABP and LCCRP since 2009 and of GMARAP and MSOSP since 2010	Vice President of EVM and BMR. Officer of 184 registered investment companies managed by EVM or BMR.

(1)	Includes both master and feeder funds in a master-feeder structure.

(2)	During their respective tenures, the Trustees also served as trustees of one or more of the following Eaton Vance funds (which operated in the years noted): Eaton Vance Credit Opportunities Fund (launched in 2005 and terminated in 2010); Eaton Vance Insured Florida Plus Municipal Bond Fund (launched in 2002 and terminated in 2009); and Eaton Vance National Municipal Income Fund (launched in 1998 and terminated in 2009).

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolios and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

30

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This Page Intentionally Left Blank

Investment Adviser and Administrator of
Eaton Vance Multi-Strategy Absolute Return Fund
Eaton Vance Management
Two International Place
Boston, MA 02110

Principal Underwriter*
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
(617) 482-8260

Custodian
State Street Bank and Trust Company
200 Clarendon Street
Boston, MA 02116

Transfer Agent
BNY Mellon Asset Servicing
Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022

Eaton Vance Multi-Strategy Absolute Return Fund
Two International Place
Boston, MA 02110
* FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing the program is available to investors at www.FINRA.org.

This report must be preceded or accompanied by a current prospectus or summary prospectus, if available. Before investing, investors should consider carefully the Fund’s investment objective(s), risks, and charges and expenses. The Fund’s current prospectus or summary prospectus, if available, contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-262-1122.

2320-12/10	DISRC

IMPORTANT NOTICES

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (Privacy Policy) with respect to nonpublic personal information about its customers:

•	Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•	None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•	We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc. Our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the “SEC”) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC’s website at www.sec.gov.

Eaton Vance Strategic Income Fund as of October 31, 2010

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Mark S. Venezio, CFA
Co-Portfolio Manager

Eric A. Stein, CFA
Co-Portfolio Manager
Economic and Market Conditions
•	During the fiscal year ending October 31, 2010, the strongest returns in the global credit markets were generated by the riskier assets. Credit spreads were tighter across most of the U.S. credit markets for the 12-month period, with the strongest performance produced during the first six months. In the U.S. fixed-income markets, positive returns during the last six months were primarily the result of a rally in U.S. Treasuries, accompanied by only modest spread widening. For the fiscal year, yields fell across the U.S. Treasury curve, with the 2-year, 5-year and 10-year yields declining by 55, 114, and 78 basis points, respectively. Within the U.S. income markets, the high-yield bond and bank loan markets produced strong returns. The S&P/LSTA Leveraged Loan Index returned 11.91%, and the BofA Merrill Lynch U.S. High Yield Index returned 19.26%. U.S. government agency mortgage-backed securities (MBS) also generated positive returns, with the BofA Merrill Lynch Mortgage Master Index returning 6.24%.
•	Turning to the global currency markets, the euro depreciated by more than 5% versus the U.S. dollar during the period; however, most other currencies across the developed and emerging markets, including the Japanese yen, appreciated significantly. Currency appreciation was widespread for the period, including significant appreciation in emerging Asia and Latin America (against the U.S. dollar) and Eastern Europe, the Middle East and Africa (against the euro).
•	For the 12-month period, among the most notable developments were the problems in Europe, as markets increasingly focused on the fiscal problems in Portugal, Italy, Greece and Spain. The first half of the period produced consistent negative headlines out of Greece, resulting in both increased volatility and significant credit spread widening in those four countries.

•	Globally, economic data released during the first six months of the period provided evidence of economic recovery, particularly in the emerging markets. However, the pace of acceleration in economic activity moderated in the final six months, and the focus shifted to the weakening in the U.S. economy and the anticipation of another round of quantitative easing by the U.S. Federal Reserve.
Management Discussion
•	The Fund seeks to provide total return. The Fund seeks to achieve its objective primarily by allocating assets among other registered investment companies managed by Eaton Vance Management or its affiliates that invest in different asset classes (the Portfolios).

Total Return Performance
10/31/09 – 10/31/10

Class A1	8.83%
Class B1	8.14
Class C1	8.00
Class I1	9.23
Class R1	8.84
Barclays Capital U.S. Aggregate Index[2]	8.01
Lipper Multi-Sector Income Fund Classification Average[2]	13.43
See page 4 for more performance information.

[1]	Returns do not include the 4.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B and Class C shares. If sales charges were deducted, the returns would be lower. Class I and Class R shares are offered at net asset value.

[2]	It is not possible to invest directly in an Index or a Lipper Classification. The Index’s total return does not reflect expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. The Barclays Capital U.S. Aggregate Index consists of U.S. dollar denominated, investment-grade fixed-income securities. In addition to such securities, the Fund also has significant exposures to non-investment grade investments, global securities and derivatives. The Lipper Classification total return is the average total return, at net asset value, of the funds that are in the same classification as the Fund.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

The views expressed throughout this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund. Portfolio information provided in the report may not be representative of the Portfolios’ current or future investments and may change due to active management.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

1

Eaton Vance Strategic Income Fund as of October 31, 2010

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
The Fund’s portfolio managers, taking market and other factors into consideration, determine the percentage of the Fund’s assets invested in each Portfolio. The Fund also invests directly in securities or other instruments to gain exposure to sectors of the market the investment adviser believes may not be represented or are underrepresented by the Portfolios, to hedge certain Portfolio exposures and/or to otherwise manage the exposures of the Fund. The Fund’s investments may include foreign and domestic securities and other instruments, including sovereign debt, mortgage-backed securities (MBS), derivative instruments, corporate debt, other fixed-income securities (including taxable municipal securities), floating-rate bank loans and commodities-related investments.

•	The Fund’s investments in all asset classes, through the Portfolios, contributed positively to its performance during the fiscal year ending October 31, 2010, as high-yield bonds, bank loans, and most local emerging-market investments generated strong positive returns.

•	The Fund’s high-yield bond investments, through its investments in High Income Opportunities Portfolio and Boston Income Portfolio, posted strong returns for the period. Strong security selection, particularly among its B and BB rated holdings, benefited performance during the year. An overweighting in CCC bonds also contributed to the Portfolios’ returns. From an industry perspective, security selection in automotive and auto parts, energy and technology all bolstered performance, as did an underweight to the utilities sector, where performance was relatively lack-luster compared with the overall market. In contrast, an overweighting in B rated bonds, where returns lagged and negligible holdings in the strong-performing CC rated segment, detracted from returns. The spread on high-yield bonds narrowed by 170 basis points (1.70%) during the year, reaching 593 basis points (5.93%) over Treasury yields as of October 31, 2010.[1]

•	The Fund’s bank loan investments, through its investment in Floating Rate Portfolio, also posted strong returns for the period. During the year, bank loan investments posted strong returns as investors put aside fears about sovereign credit risk and a possible double-dip recession to purchase floating-rate loans. Investors in search of yield began to take on incremental credit risk, evidenced by improved inflows into high-yield bond and bank loan mutual funds. These greater inflows led to more robust demand in the secondary market, as well as increased refinancing activity, bond-for-loan takeouts, and a general improvement in the overall tone of the market—all of which contributed to tighter credit spreads and higher prices for bank loans. Importantly, and in contrast to other fixed-income sectors, bank loan credit spreads remained above their historical average levels over the London Interbank Offered Rate (LIBOR).

•	In Government Obligations Portfolio, through which the Fund invested in MBS, the investment emphasis remained on seasoned, U.S. Government Agency MBS (seasoned MBS). Typically, the mortgages underlying seasoned MBS were originated in the 1980s and 1990s. As a result, they have generally lower loan-to-home value ratios, meaning that the underlying homeowners have more equity in their homes than the average borrower. In addition, these loans are guaranteed by government agencies. Yield spreads on seasoned MBS over U.S. Treasuries tightened by approximately 20 basis points (0.20%) during the fiscal year. Principal prepayment rates on these securities were relatively stable for the year.

•	Among the Fund’s foreign investments, through its investments in Global Macro Portfolio, Global Opportunities Portfolio, Global Macro Absolute Return Advantage Portfolio, International Income Portfolio, Emerging Markets Local Income Portfolio and Global Opportunities Portfolio, the strongest contributors to performance were positions in Eastern Europe and Latin America, in addition to short euro positions, achieved through currency forward contracts. Poland and Turkey benefited from their strong fundamentals, despite continuous negative headlines from the European region. Additionally, the Fund was positioned to benefit from the European crisis with a significant short euro position. Performance from Latin America was strong, as the region’s currencies benefited from its economic growth and broad U.S. dollar weakness.

•	The Fund’s duration was increased to 1.71 years as of October 31, 2010, from 1.67 years as of October 31, 2009. Duration is a measure of the sensitivity of a fund or a fixed-income security to changes in interest rates. A shorter duration instrument normally has less exposure to interest rate risk than longer duration instruments.

[1]	Ratings are based on Moody’s, S&P or Fitch, as applicable. Credit ratings are based largely on the rating agency’s investment analysis at the time of rating and the rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition. The rating assigned to a security by a rating agency does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security. If securities are rated differently by the rating agencies, the higher rating is applied.

2

Eaton Vance Strategic Income Fund as of October 31, 2010

FUND COMPOSITION
Securities Holdings (excludes derivative positions)1
By total net assets

[1]	Positions reflect the Fund’s investments in all the Portfolios and Fund level holdings as of 10/31/10.
Currency Positions1, 2
By total net assets

Egypt	4.8%
Czech Republic	4.5
Malaysia	4.0
Poland	3.3
Brazil	2.8
Sweden	2.8
Turkey	2.6
Israel	2.1
Mexico	2.1
Indonesia	2.0
Lebanon	1.8
India	1.8
South Korea	1.7
Australia	1.6
Norway	1.4
Qatar	1.2
China	1.1
Gold	1.0
Colombia	0.9
Uruguay	0.7
Taiwan	0.6
Chile	0.6
Russia	0.5%
Thailand	0.5
Ukraine	0.4
Hungary	0.4
Dominican Republic	0.4
Japan	0.3
Peru	0.2
United Kingdom	0.1
Switzerland	0.1
Denmark	0.1
Philippines	0.1
Canada	0.1
Silver	0.1
Singapore	0.1
Kazakhstan	0.1
Iceland	0.1
Zambia	0.1
Hong Kong	-0.1
South Africa	-0.9
New Zealand	-1.3
Euro	-20.7

[2]	Currency exposures and positions include all foreign exchange denominated securities and all currency derivatives. Long foreign derivatives were 34.2%. Short foreign derivatives were -12.3%. All numbers are a percentage of total net assets. Total exposures may exceed 100% due to implicit leverage created by derivatives.

3

Eaton Vance Strategic Income Fund as of October 31, 2010

FUND PERFORMANCE
The line graph and table set forth below provide information about the Fund’s performance. The line graph compares the performance of Class B of the Fund with that of the Barclays Capital U.S. Aggregate Index (the Barclays Index), an unmanaged index of domestic investment-grade bonds, including corporate, government and mortgage-backed securities. The lines on the graph represent the total returns of a hypothetical investment of $10,000 in each of Class B and the Barclays Index. The graph also offers a comparison to the Lipper Multi-Sector Income Fund Classification Average (the Lipper Classification), reflecting the average total return of multi-sector income funds in the same classification as this Fund. The fund classification is established by Lipper Inc., a nationally recognized monitor of mutual fund performance. Funds within a classification have similar investment policies. The table includes the total returns of each Class of the Fund at net asset value and maximum public offering price. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on distributions or redemptions of Fund shares.

Performance[1]	Class A	Class B	Class C	Class I	Class R
Share Class Symbols	ETSIX	EVSGX	ECSIX	ESIIX	ERSIX

Average Annual Total Returns (at net asset value)
One Year	8.83%	8.14%	8.00%	9.23%	8.84%
Five Years	7.42	6.58	6.58	N.A.	N.A.
10 Years	7.46	6.64	6.65	N.A.	N.A.
Life of Fund†	6.43	6.18	6.83	18.30	11.23

SEC Average Annual Total Returns (including sales charge or applicable CDSC)
One Year	3.62%	3.14%	7.00%	9.23%	8.84%
Five Years	6.39	6.26	6.58	N.A.	N.A.
10 Years	6.94	6.64	6.65	N.A.	N.A.
Life of Fund†	6.03	6.18	6.83	18.30	11.23

†	Inception Dates — Class A: 1/23/98; Class B: 11/26/90; Class C: 5/25/94; Class I: 4/3/09; Class R: 8/3/09.

[1]	Average Annual Total Returns do not include the 4.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B or Class C shares. If sales charges were reflected, returns would be lower. SEC Average Annual Total Returns for Class A reflect the maximum 4.75% sales charge. SEC Returns for Class B reflect the applicable CDSC based on the following schedule: 5% — 1st and 2nd years; 4% — 3rd year; 3% - 4th year; 2% — 5th year; 1% — 6th year. SEC Returns for Class C reflect a 1% CDSC for the first year. Class I and Class R shares are offered at net asset value.

Total Annual
Operating Expenses[2]	Class A	Class B	Class C	Class I	Class R

Expense Ratio	1.08%	1.83%	1.83%	0.83%	1.33%

[2]	Source: Prospectus dated 3/1/10, as supplemented.

*	Source: Lipper Inc. Class B of the Fund commenced operations on 11/26/90.

A $10,000 hypothetical investment at net asset value in Class A and Class C shares on 10/31/00, Class I shares on 4/3/09 (commencement of operations) and Class R shares on 8/3/09 (commencement of operations) would have been valued at $20,546 ($19,563 at the maximum public offering price), $19,052, $13,037 and $11,425, respectively, on 10/31/10. It is not possible to invest directly in an Index or Lipper Classification. The Barclays Index’s total return does not reflect the commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Barclays Index. The Lipper Classification total return is the average total return, at net asset value, of the funds that are in the same classification as the Fund.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

4

Eaton Vance Strategic Income Fund as of October 31, 2010

FUND EXPENSES

Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2010 – October 31, 2010).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

Eaton Vance Strategic Income Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(5/1/10)	(10/31/10)	(5/1/10 – 10/31/10)

Actual
Class A	$1,000.00	$1,023.80	$5.05
Class B	$1,000.00	$1,020.00	$8.86
Class C	$1,000.00	$1,020.00	$8.86
Class I	$1,000.00	$1,026.20	$3.78
Class R	$1,000.00	$1,023.80	$6.33

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,020.20	$5.04
Class B	$1,000.00	$1,016.40	$8.84
Class C	$1,000.00	$1,016.40	$8.84
Class I	$1,000.00	$1,021.50	$3.77
Class R	$1,000.00	$1,019.00	$6.31

*	Expenses are equal to the Fund’s annualized expense ratio of 0.99% for Class A shares, 1.74% for Class B shares, 1.74% for Class C shares, 0.74% for Class I shares and 1.24% for Class R shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2010. The Example reflects the expenses of both the Fund and the Portfolios.

5

Eaton Vance Strategic Income Fund as of October 31, 2010

PORTFOLIO OF INVESTMENTS

Investments in Affiliated Portfolios — 99.8%

Description		Value

Boston Income Portfolio (identified cost, $223,831,808)		$248,985,329
Emerging Markets Local Income Portfolio (identified cost, $118,992,562)		132,025,803
Floating Rate Portfolio (identified cost, $553,753,419)		579,910,054
Global Macro Absolute Return Advantage Portfolio (identified cost, $81,822,824)		82,718,015
Global Macro Portfolio (identified cost, $1,131,985,052)		1,174,076,494
Global Opportunities Portfolio (identified cost, $334,650,311)		350,207,319
High Income Opportunities Portfolio (identified cost, $131,260,205)		151,646,914
International Income Portfolio (identified cost, $130,021,290)		136,939,362
Investment Portfolio (identified cost, $0)		100,849

Total Investments in Affiliated Portfolios
(identified cost $2,706,317,471)		$2,856,610,139

Short-Term Investments — 0.3%

	Principal
Description	Amount	Value

State Street Bank and Trust Euro Time Deposit, 0.01%, 11/1/10	$10,188,329	$10,188,329

Total Short-Term Investments
(identified cost $10,188,329)		$10,188,329

Total Investments — 100.1%
(identified cost $2,716,505,800)		$2,866,798,468

Other Assets, Less Liabilities — (0.1)%		$(3,990,405)

Net Assets — 100.0%		$2,862,808,063

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

See notes to financial statements

6

Eaton Vance Strategic Income Fund as of October 31, 2010

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of October 31, 2010

Assets

Investments in unaffiliated securities, at value (identified cost, $10,188,329)	$10,188,329
Investments in affiliated Portfolios, at value (identified cost, $2,706,317,471)	2,856,610,139
Foreign currency, at value (identified cost, $41)	43
Interest receivable	8
Receivable for Fund shares sold	10,309,252

Total assets	$2,877,107,771

Liabilities

Payable for Fund shares redeemed	$9,826,100
Distributions payable	2,732,708
Payable to affiliates:
Investment adviser fee	5,007
Distribution and service fees	1,150,893
Trustees’ fees	42
Accrued expenses	584,958

Total liabilities	$14,299,708

Net Assets	$2,862,808,063

Sources of Net Assets

Paid-in capital	$2,680,848,360
Accumulated net realized gain	19,008,217
Accumulated undistributed net investment income	12,658,816
Net unrealized appreciation	150,292,670

Total	$2,862,808,063

Class A Shares

Net Assets	$1,679,835,714
Shares Outstanding	204,656,056
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$8.21
Maximum Offering Price Per Share
(100 ÷ 95.25 of net asset value per share)	$8.62

Class B Shares

Net Assets	$162,476,241
Shares Outstanding	20,976,648
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$7.75

Class C Shares

Net Assets	$780,985,714
Shares Outstanding	100,804,414
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$7.75

Class I Shares

Net Assets	$238,933,261
Shares Outstanding	29,153,773
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$8.20

Class R Shares

Net Assets	$577,133
Shares Outstanding	70,253
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$8.22

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

Statement of Operations

For the Year Ended
October 31, 2010

Investment Income

Interest income (net of foreign taxes, $43,345)	$1,086,202
Interest allocated from affiliated Portfolios (net of foreign taxes, $2,623,971)	119,312,481
Dividends allocated from affiliated Portfolios (net of foreign taxes, $3,940)	113,801
Expenses allocated from affiliated Portfolios	(16,113,719)

Total investment income	$104,398,765

Expenses

Investment adviser fee	$342,130
Distribution and service fees
Class A	3,901,439
Class B	1,635,298
Class C	6,992,222
Class R	1,984
Trustees’ fees and expenses	500
Custodian fee	44,101
Transfer and dividend disbursing agent fees	2,162,681
Legal and accounting services	75,895
Printing and postage	664,214
Registration fees	207,245
Miscellaneous	25,554

Total expenses	$16,053,263

Deduct —
Reduction of custodian fee	$16

Total expense reductions	$16

Net expenses	$16,053,247

Net investment income	$88,345,518

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —
Investment transactions	$2,325,879
Foreign currency and forward foreign currency exchange contract transactions	6,804,443
Net realized gain (loss) allocated from affiliated Portfolios —
Investment transactions	65,725,332
Written options	160,181
Financial futures contracts	(3,089,746)
Swap contracts	(3,422,087)
Foreign currency and forward foreign currency exchange contract transactions	(1,167,343)

Net realized gain	$67,336,659

Change in unrealized appreciation (depreciation) —
Investments	$446,075
Foreign currency and forward foreign currency exchange contracts	(467,132)
Change in unrealized appreciation (depreciation) allocated from affiliated Portfolios —
Investments	68,187,479
Written options	(283,770)
Securities sold short	(696,808)
Financial futures contracts	(710,734)
Swap contracts	1,675,201
Foreign currency and forward foreign currency exchange contracts	(15,403,978)

Net change in unrealized appreciation (depreciation)	$52,746,333

Net realized and unrealized gain	$120,082,992

Net increase in net assets from operations	$208,428,510

See notes to financial statements

7

Eaton Vance Strategic Income Fund as of October 31, 2010

FINANCIAL STATEMENTS CONT’D

Statements of Changes in Net Assets

Increase (Decrease)	Year Ended	Year Ended
in Net Assets	October 31, 2010	October 31, 2009

From operations —
Net investment income	$88,345,518	$78,974,520
Net realized gain (loss) from investment transactions, financial futures contracts, swap contracts, written options, and foreign currency and forward foreign currency exchange contract transactions	67,336,659	(19,687,126)
Net change in unrealized appreciation (depreciation) from investments, securities sold short, financial futures contracts, swap contracts, written options, foreign currency and forward foreign currency exchange contracts	52,746,333	279,248,749

Net increase in net assets from operations	$208,428,510	$338,536,143

Distributions to shareholders —
From net investment income
Class A	$(81,966,259)	$(59,046,308)
Class B	(7,461,025)	(7,614,671)
Class C	(31,765,244)	(23,619,489)
Class I	(7,992,495)	(475,751)
Class R	(19,395)	(13)

Total distributions to shareholders	$(129,204,418)	$(90,756,232)

Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$663,279,028	$800,260,769
Class B	35,966,334	31,989,103
Class C	256,789,144	245,839,878
Class I	218,757,270	63,746,614
Class R	612,391	1,000
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	68,588,846	44,785,129
Class B	4,581,859	4,007,034
Class C	21,595,444	14,642,323
Class I	4,180,359	432,170
Class R	19,248	—
Cost of shares redeemed
Class A	(526,723,669)	(363,376,562)
Class B	(31,225,781)	(34,047,547)
Class C	(137,123,048)	(109,412,874)
Class I	(52,381,395)	(867,996)
Class R	(62,825)	—
Net asset value of shares exchanged
Class A	15,115,966	10,118,332
Class B	(15,115,966)	(10,118,332)

Net increase in net assets from Fund share transactions	$526,853,205	$697,999,041

Net increase in net assets	$606,077,297	$945,778,952

	Year Ended	Year Ended
Net Assets	October 31, 2010	October 31, 2009

At beginning of year	$2,256,730,766	$1,310,951,814

At end of year	$2,862,808,063	$2,256,730,766

Accumulated undistributed net investment income included in net assets

At end of year	$12,658,816	$4,936,928

See notes to financial statements

8

Eaton Vance Strategic Income Fund as of October 31, 2010

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class A

	Year Ended October 31,

	2010		2009	2008	2007	2006

Net asset value — Beginning of year	$7.950		$6.940	$8.020	$7.890	$7.900

Income (Loss) From Operations

Net investment income(1)	$0.299		$0.368	$0.402	$0.436	$0.398
Net realized and unrealized gain (loss)	0.388		1.062	(0.929)	0.221	0.161

Total income (loss) from operations	$0.687		$1.430	$(0.527)	$0.657	$0.559

Less Distributions

From net investment income	$(0.427)		$(0.420)	$(0.537)	$(0.527)	$(0.563)
Tax return of capital	—		—	(0.016)	—	(0.006)

Total distributions	$(0.427)		$(0.420)	$(0.553)	$(0.527)	$(0.569)

Net asset value — End of year	$8.210		$7.950	$6.940	$8.020	$7.890

Total Return(2)	8.83%		21.38%	(7.09)%	8.61%	7.30%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$1,679,836		$1,410,612	$760,072	$598,155	$414,882
Ratios (as a percentage of average daily net assets):
Expenses(3)(4)	1.01%		1.08%	1.04%	1.04%	0.99%
Net investment income	3.68%		5.05%	5.19%	5.49%	5.04%
Portfolio Turnover of the Fund(5)	19%		11%	14%	36%	50%
Portfolio Turnover of the Fund, excluding contributions and withdrawals	15%		33%	13%	—	—
Portfolio Turnover of Boston Income Portfolio	75%		74%	54%	—	—
Portfolio Turnover of Emerging Markets Local Income Portfolio	17%		26%	38%	2%	—
Portfolio Turnover of Floating Rate Portfolio	39%		35%	7%	61%	50%
Portfolio Turnover of Global Macro Absolute Return Advantage Portfolio	7	%(6)	—	—	—	—
Portfolio Turnover of Global Macro Portfolio	19%		25%	26%	45%	41%
Portfolio Turnover of Global Opportunities Portfolio	18	%(7)	—	—	—	—
Portfolio Turnover of High Income Opportunities Portfolio	79%		72%	48%	81%	62%
Portfolio Turnover of International Income Portfolio	45%		28%	14%	2%	—
Portfolio Turnover of Investment Portfolio	26%		34%	24%	35%	—

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolios’ allocated expenses.

(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(5)	Percentage includes both the Fund’s contributions to and withdrawals from the Portfolios and purchases and sales of securities held directly by the Fund.

(6)	For the period from the Portfolio’s start of business, August 31, 2010, to October 31, 2010.

(7)	For the period from the Portfolio’s start of business, November 20, 2009, to October 31, 2010.

See notes to financial statements

9

Eaton Vance Strategic Income Fund as of October 31, 2010

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class B

	Year Ended October 31,

	2010		2009	2008	2007	2006

Net asset value — Beginning of year	$7.500		$6.570	$7.590	$7.470	$7.480

Income (Loss) From Operations

Net investment income(1)	$0.226		$0.295	$0.331	$0.356	$0.320
Net realized and unrealized gain (loss)	0.374		0.982	(0.881)	0.207	0.153

Total income (loss) from operations	$0.600		$1.277	$(0.550)	$0.563	$0.473

Less Distributions

From net investment income	$(0.350)		$(0.347)	$(0.456)	$(0.443)	$(0.477)
Tax return of capital	—		—	(0.014)	—	(0.006)

Total distributions	$(0.350)		$(0.347)	$(0.470)	$(0.443)	$(0.483)

Net asset value — End of year	$7.750		$7.500	$6.570	$7.590	$7.470

Total Return(2)	8.14%		20.08%	(7.73)%	7.77%	6.50%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$162,476		$163,073	$151,015	$180,871	$194,351
Ratios (as a percentage of average daily net assets):
Expenses(3)(4)	1.76%		1.83%	1.79%	1.78%	1.74%
Net investment income	2.95%		4.32%	4.50%	4.74%	4.27%
Portfolio Turnover of the Fund(5)	19%		11%	14%	36%	50%
Portfolio Turnover of the Fund, excluding contributions and withdrawals	15%		33%	13%	—	—
Portfolio Turnover of Boston Income Portfolio	75%		74%	54%	—	—
Portfolio Turnover of Emerging Markets Local Income Portfolio	17%		26%	38%	2%	—
Portfolio Turnover of Floating Rate Portfolio	39%		35%	7%	61%	50%
Portfolio Turnover of Global Macro Absolute Return Advantage Portfolio	7	%(6)	—	—	—	—
Portfolio Turnover of Global Macro Portfolio	19%		25%	26%	45%	41%
Portfolio Turnover of Global Opportunities Portfolio	18	%(7)	—	—	—	—
Portfolio Turnover of High Income Opportunities Portfolio	79%		72%	48%	81%	62%
Portfolio Turnover of International Income Portfolio	45%		28%	14%	2%	—
Portfolio Turnover of Investment Portfolio	26%		34%	24%	35%	—

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolios’ allocated expenses.

(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(5)	Percentage includes both the Fund’s contributions to and withdrawals from the Portfolios and purchases and sales of securities held directly by the Fund.

(6)	For the period from the Portfolio’s start of business, August 31, 2010, to October 31, 2010.

(7)	For the period from the Portfolio’s start of business, November 20, 2009, to October 31, 2010.

See notes to financial statements

10

Eaton Vance Strategic Income Fund as of October 31, 2010

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class C

	Year Ended October 31,

	2010		2009	2008	2007	2006

Net asset value — Beginning of year	$7.510		$6.570	$7.600	$7.470	$7.480

Income (Loss) From Operations

Net investment income(1)	$0.224		$0.296	$0.325	$0.356	$0.320
Net realized and unrealized gain (loss)	0.366		0.991	(0.885)	0.217	0.153

Total income (loss) from operations	$0.590		$1.287	$(0.560)	$0.573	$0.473

Less Distributions

From net investment income	$(0.350)		$(0.347)	$(0.457)	$(0.443)	$(0.477)
Tax return of capital	—		—	(0.013)	—	(0.006)

Total distributions	$(0.350)		$(0.347)	$(0.470)	$(0.443)	$(0.483)

Net asset value — End of year	$7.750		$7.510	$6.570	$7.600	$7.470

Total Return(2)	8.00%		20.24%	(7.85)%	7.91%	6.50%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$780,986		$618,431	$399,865	$311,317	$225,985
Ratios (as a percentage of average daily net assets):
Expenses(3)(4)	1.76%		1.83%	1.79%	1.78%	1.74%
Net investment income	2.92%		4.31%	4.43%	4.74%	4.29%
Portfolio Turnover of the Fund(5)	19%		11%	14%	36%	50%
Portfolio Turnover of the Fund, excluding contributions and withdrawals	15%		33%	13%	—	—
Portfolio Turnover Boston Income Portfolio	75%		74%	54%	—	—
Portfolio Turnover of Emerging Markets Local Income Portfolio	17%		26%	38%	2%	—
Portfolio Turnover of Floating Rate Portfolio	39%		35%	7%	61%	50%
Portfolio Turnover of Global Macro Absolute Return Advantage Portfolio	7	%(6)	—	—	—	—
Portfolio Turnover of Global Macro Portfolio	19%		25%	26%	45%	41%
Portfolio Turnover of Global Opportunities Portfolio	18	%(7)	—	—	—	—
Portfolio Turnover of High Income Opportunities Portfolio	79%		72%	48%	81%	62%
Portfolio Turnover of International Income Portfolio	45%		28%	14%	2%	—
Portfolio Turnover of Investment Portfolio	26%		34%	24%	35%	—

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolios’ allocated expenses.

(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(5)	Percentage includes both the Fund’s contributions to and withdrawals from the Portfolios and purchases and sales of securities held directly by the Fund.

(6)	For the period from the Portfolio’s start of business, August 31, 2010, to October 31, 2010.

(7)	For the period from the Portfolio’s start of business, November 20, 2009, to October 31, 2010.

See notes to financial statements

11

Eaton Vance Strategic Income Fund as of October 31, 2010

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class I

	Year Ended		Period Ended
	October 31, 2010		October 31, 2009(1)

Net asset value — Beginning of period	$7.930		$6.870

Income (Loss) From Operations

Net investment income(2)	$0.312		$0.237
Net realized and unrealized gain	0.403		1.077

Total income from operations	$0.715		$1.314

Less Distributions

From net investment income	$(0.445)		$(0.254)

Total distributions	$(0.445)		$(0.254)

Net asset value — End of period	$8.200		$7.930

Total Return(3)	9.23%		19.36	%(4)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$238,933		$64,614
Ratios (as a percentage of average daily net assets):
Expenses(5)(6)	0.76%		0.83	%(7)
Net investment income	3.84%		5.31	%(7)
Portfolio Turnover of the Fund(8)	19%		11	%(9)
Portfolio Turnover of the Fund, excluding contributions and withdrawals	15%		33	%(9)
Portfolio Turnover of Boston Income Portfolio	75%		74	%(10)
Portfolio Turnover of Emerging Markets Local Income Portfolio	17%		26	%(10)
Portfolio Turnover of Floating Rate Portfolio	39%		35	%(10)
Portfolio Turnover of Global Macro Absolute Return Advantage Portfolio	7	%(11)	—
Portfolio Turnover of Global Macro Portfolio	19%		25	%(10)
Portfolio Turnover of Global Opportunities Portfolio	18	%(12)	—
Portfolio Turnover of High Income Opportunities Portfolio	79%		72	%(10)
Portfolio Turnover of International Income Portfolio	45%		28	%(10)
Portfolio Turnover of Investment Portfolio	26%		34	%(10)

(1)	For the period from commencement of operations on April 3, 2009 to October 31, 2009.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)	Not annualized.

(5)	Includes the Fund’s share of the Portfolios’ allocated expenses.

(6)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(7)	Annualized.

(8)	Percentage includes both the Fund’s contributions to and withdrawals from the Portfolios and purchases and sales of securities held directly by the Fund.

(9)	For the Fund’s year ended October 31, 2009.

(10)	For the Portfolio’s year ended October 31, 2009.

(11)	For the period from the Portfolio’s start of business, August 31, 2010, to October 31, 2010.

(12)	For the period from the Portfolio’s start of business, November 20, 2009, to October 31, 2010.

See notes to financial statements

12

Eaton Vance Strategic Income Fund as of October 31, 2010

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class R

	Year Ended		Period Ended
	October 31, 2010		October 31, 2009(1)

Net asset value — Beginning of period	$7.940		$7.660

Income (Loss) From Operations

Net investment income(2)	$0.266		$0.058
Net realized and unrealized gain	0.422		0.321

Total income from operations	$0.688		$0.379

Less Distributions

From net investment income	$(0.408)		$(0.099)

Total distributions	$(0.408)		$(0.099)

Net asset value — End of period	$8.220		$7.940

Total Return(3)	8.84%		4.97	%(4)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$577		$1
Ratios (as a percentage of average daily net assets):
Expenses(5)(6)	1.26%		1.33	%(7)
Net investment income	3.26%		2.98	%(7)
Portfolio Turnover of the Portfolio(8)	19%		11	%(9)
Portfolio Turnover of the Fund, excluding contributions and withdrawals	15%		33	%(9)
Portfolio Turnover of Boston Income Portfolio	75%		74	%(10)
Portfolio Turnover of Emerging Markets Local Income Portfolio	17%		26	%(10)
Portfolio Turnover of Floating Rate Portfolio	39%		35	%(10)
Portfolio Turnover of Global Macro Absolute Return Advantage Portfolio	7	%(11)	—
Portfolio Turnover of Global Macro Portfolio	19%		25	%(10)
Portfolio Turnover of Global Opportunities Portfolio	18	%(12)	—
Portfolio Turnover of High Income Opportunities Portfolio	79%		72	%(10)
Portfolio Turnover of International Income Portfolio	45%		28	%(10)
Portfolio Turnover of Investment Portfolio	26%		34	%(10)

(1)	For the period from commencement of operations on August 3, 2009 to October 31, 2009.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)	Not annualized.

(5)	Includes the Fund’s share of the Portfolios’ allocated expenses.

(6)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(7)	Annualized.

(8)	Percentage includes both the Fund’s contributions to and withdrawals from the Portfolios and purchases and sales of securities held directly by the Fund.

(9)	For the Fund’s year ended October 31, 2009.

(10)	For the Portfolio’s year ended October 31, 2009.

(11)	For the period from the Portfolio’s start of business, August 31, 2010, to October 31, 2010.

(12)	For the period from the Portfolio’s start of business, November 20, 2009, to October 31, 2010.

See notes to financial statements

13

Eaton Vance Strategic Income Fund as of October 31, 2010

NOTES TO FINANCIAL STATEMENTS

1   Significant Accounting Policies

Eaton Vance Strategic Income Fund (the Fund) is a non-diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers five classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class I and Class R shares are sold at net asset value and are not subject to a sales charge. Class B shares automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class-specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class’s paid shares to the total value of all paid shares. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund’s investment objective is to seek total return. Total return is defined as income plus capital appreciation. The Fund currently pursues its objective by investing in interests in the following nine portfolios managed by Eaton Vance Management (EVM) or its affiliates: Boston Income Portfolio, Emerging Markets Local Income Portfolio, Floating Rate Portfolio, Global Macro Absolute Return Advantage Portfolio, Global Macro Portfolio, Global Opportunities Portfolio, High Income Opportunities Portfolio, International Income Portfolio and Investment Portfolio (the Portfolios), which are Massachusetts business trusts. The value of the Fund’s investments in the Portfolios reflects the Fund’s proportionate interest in the net assets of Boston Income Portfolio, Emerging Markets Local Income Portfolio, Floating Rate Portfolio, Global Macro Absolute Return Advantage Portfolio, Global Macro Portfolio, Global Opportunities Portfolio, High Income Opportunities Portfolio, International Income Portfolio and Investment Portfolio (8.6%, 33.0%, 8.9%, 45.3%, 13.0%, 86.0%, 17.8%, 81.2% and 0.02%, respectively, at October 31, 2010). The performance of the Fund is directly affected by the performance of the Portfolios. A copy of each Portfolio’s financial statements is available on the EDGAR Database on the Securities and Exchange Commission’s website (www.sec.gov), at the Commission’s public reference room in Washington, DC or upon request from the Fund’s principal underwriter, Eaton Vance Distributors Inc. (EVD), by calling 1-800-262-1122.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — The valuation policies common to the Portfolios are as follows:

Debt obligations (including short-term obligations with a remaining maturity of more than sixty days and excluding most seasoned mortgage-backed securities) are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term debt securities purchased with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. Equity securities (including common shares of closed-end investment companies) listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that will use various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities. Exchange-traded options are valued at the mean between the bid and asked prices at valuation time as reported by the Options Price Reporting Authority for U.S. listed options or by the relevant exchange or board of trade for non-U.S. listed options. Over-the-counter options (including options

14

Eaton Vance Strategic Income Fund as of October 31, 2010

NOTES TO FINANCIAL STATEMENTS CONT’D

on securities, indices and foreign currencies) are valued by a third party pricing service using techniques that consider factors including the value of the underlying instrument, the volatility of the underlying instrument and the period of time until option expiration. Financial futures contracts are valued at the settlement price established by the board of trade or exchange on which they are traded. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average asked prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Portfolios’ forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service. Interest rate swaps are normally valued using valuations provided by a third party pricing service. Such pricing service valuations are based on the present value of fixed and projected floating rate cash flows over the term of the swap contract. Future cash flows are discounted to their present value using swap rates provided by electronic data services or by broker/dealers. Credit default swaps are normally valued using valuations provided by a third party pricing service. The pricing services employ electronic data processing techniques to determine the present value based on credit spread quotations obtained from broker/dealers and expected default recovery rates determined by the pricing service using proprietary models. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolios in a manner that most fairly reflects the security’s value, or the amount that the Portfolios might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker-dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

Additional valuation policies for Global Macro Portfolio, Global Opportunities Portfolio, Emerging Markets Local Income Portfolio, Investment Portfolio and International Income Portfolio are as follows: Most seasoned, fixed rate 30-year mortgage-backed securities are valued through the use of the investment adviser’s matrix pricing system, which takes into account bond prices, yield differentials, anticipated prepayments and interest rates provided by dealers.

Additional valuation policies for Global Macro Portfolio, Global Macro Absolute Return Advantage Portfolio, Global Opportunities Portfolio, Emerging Markets Local Income Portfolio and International Income Portfolio are as follows: Precious metals are valued at the New York Composite mean quotation reported by Bloomberg at the valuation time.

Additional valuation policies for Boston Income Portfolio, Floating Rate Portfolio and High Income Opportunities Portfolio are as follows: Interests in senior floating-rate loans (Senior Loans) for which reliable market quotations are readily available are valued generally at the average mean of bid and ask quotations obtained from a third party pricing service. Other Senior Loans are valued at fair value by the investment adviser under procedures approved by the Trustees. In fair valuing a Senior Loan, the investment adviser utilizes one or more of the valuation techniques described in (i) through (iii) below to assess the likelihood that the borrower will make a full repayment of the loan underlying such Senior Loan relative to yields on other Senior Loans issued by companies of comparable credit quality. If the investment adviser believes that there is a reasonable likelihood of full repayment, the investment adviser will determine fair value using a matrix pricing approach that considers the yield on the Senior Loan. If the investment adviser believes there is not a reasonable likelihood of full repayment, the investment adviser will determine fair value using analyses that include, but are not limited to: (i) a comparison of the value of the borrower’s outstanding equity and debt to that of comparable public companies; (ii) a discounted cash flow analysis; or (iii) when the investment adviser believes it is likely that a borrower will be liquidated or sold, an analysis of the terms of such liquidation or sale. In certain cases, the investment adviser will use a combination of analytical methods to determine fair value, such as when only a portion of a borrower’s assets are likely to be sold. In conducting its assessment and analyses for purposes of determining fair value of a Senior Loan, the investment adviser will use its discretion and judgment in considering and appraising relevant factors. Fair value determinations are made by the portfolio managers of the Portfolios based on information available to such managers. The portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may not possess the same information about a Senior Loan borrower as the portfolio managers of the Portfolios. At times, the fair value of a Senior Loan determined by the portfolio managers of other portfolios managed by the investment adviser that invest in Senior Loans may vary from the fair value of the same Senior Loan determined by the portfolio managers of the Portfolios. The fair value of each Senior Loan is periodically reviewed and approved by the

15

Eaton Vance Strategic Income Fund as of October 31, 2010

NOTES TO FINANCIAL STATEMENTS CONT’D

investment adviser’s Valuation Committee and by the Trustees based upon procedures approved by the Trustees. Junior Loans are valued in the same manner as Senior Loans.

In addition to investing in the Portfolios, the Fund may invest directly in securities. The valuation policies of the Fund are consistent with the valuation policies of the Portfolios.

The Portfolios may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by EVM. Cash Reserves Fund generally values its investment securities utilizing the amortized cost valuation technique in accordance with Rule 2a-7 under the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Reserves Fund may value its investment securities in the same manner as debt obligations described above.

B  Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolios, less all actual and accrued expenses of the Fund. Interest income on direct investments in securities is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

C  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

During the year ended October 31, 2010, a capital loss carryforward of $57,421,866 was utilized to offset net realized gains by the Fund.

As of October 31, 2010, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Fund’s federal tax returns filed in the 3-year period ended October 31, 2010 remains subject to examination by the Internal Revenue Service.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H  Forward Foreign Currency Exchange Contracts — The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The Fund enters into forward contracts for hedging purposes as well as non-hedging purposes. The forward foreign currency exchange contract is adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contract has been closed or offset by another contract with the same broker for the same settlement date and currency. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar.

16

Eaton Vance Strategic Income Fund as of October 31, 2010

NOTES TO FINANCIAL STATEMENTS CONT’D

I  Forward Sale Commitments — The Fund may enter into forward sale commitments to sell generic U.S. government agency MBS to hedge its Fund positions and/or to enhance return. The proceeds to be received from the forward sale commitment are recorded as a liability and are subsequently valued at approximately the current market value of the underlying security in accordance with the Fund’s policies on investment valuations discussed above. The Fund records an unrealized gain or loss on investments to the extent of the difference between the proceeds to be received and the value of the open forward sale commitment on the day of determination. If the forward sale commitment is closed through the acquisition of an offsetting purchase commitment or the delivery of securities, the Fund realizes a gain or loss on investments based on the price established when the Fund entered into the commitment.

J  Other — Investment transactions are accounted for on a trade date basis. Dividends to shareholders are recorded on the ex-dividend date.

2   Distributions to Shareholders

The Fund declares dividends daily to shareholders of record at the time of declaration. Distributions are generally paid monthly. Distributions of realized capital gains (reduced by available capital loss carryforwards from prior years, if any) are made at least annually. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the reinvestment date or, at the election of the shareholder, receive distributions in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended October 31, 2010 and October 31, 2009 was as follows:

	Year Ended October 31,
	2010	2009

Distributions declared from:
Ordinary income	$129,204,418	$90,756,232

During the year ended October 31, 2010, accumulated net realized gain was increased by $6,398,660, accumulated undistributed net investment income was increased by $48,580,788 and paid-in capital was decreased by $54,979,448 due to differences between book and tax accounting, primarily for mixed straddles, swap contracts, premium amortization, foreign currency gain (loss), paydown gain (loss) and defaulted bond interest. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of October 31, 2010, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Net unrealized appreciation	$184,692,411
Other temporary differences	$(2,732,708)

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to distributions from real estate investment trusts, wash sales, partnership allocations, futures contracts, swap contracts, foreign currency transactions, investments in partnerships, defaulted bond interest, premium amortization and the timing of recognizing distributions to shareholders.

3   Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by EVM as compensation for investment advisory services rendered to the Fund. The fee is computed at an annual rate of 0.615% of the Fund’s average daily net assets that are not invested in other investment companies for which EVM or its affiliates serve as investment adviser or administrator (“Investable Assets”) up to $500 million and is payable monthly. On Investable Assets of $500 million and over, the annual fee is reduced. To the extent the Fund’s assets are invested in the Portfolios, the Fund is allocated its share of the Portfolios’ investment adviser fee. The Portfolios have engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. For the year ended October 31, 2010, the Fund’s allocated portion of the investment adviser fees paid by the Portfolios totaled $14,132,348 and the investment adviser fees paid by the Fund on Investable Assets amounted to $342,130. For the year ended October 31, 2010, the Fund’s investment adviser fee, including the adviser fees allocated from the Portfolios, was 0.56% of the Fund’s average daily net assets. EVM also serves as the administrator of the Fund, but receives no compensation.

EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the

17

Eaton Vance Strategic Income Fund as of October 31, 2010

NOTES TO FINANCIAL STATEMENTS CONT’D

performance of these services. For the year ended October 31, 2010, EVM earned $77,538 in sub-transfer agent fees. The Fund was informed that EVD, an affiliate of EVM, received $791,855 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2010. EVD also received distribution and service fees from Class A, Class B and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Except for Trustees of the Fund and the Portfolios who are not members of EVM’s or BMR’s organizations, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolios are officers of the above organizations.

4   Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class A Plan provides that the Fund will pay EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2010 amounted to $3,901,439 for Class A shares.

The Fund also has in effect distribution plans for Class B shares (Class B Plan) and Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class B and Class C Plans require the Fund to pay EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 5% and 6.25% of the aggregate amount received by the Fund for Class B and Class C shares sold, respectively, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of each respective class, reduced by the aggregate amount of contingent deferred sales charges (see Note 5) and amounts theretofore paid or payable to EVD by each respective class. For the year ended October 31, 2010, the Fund paid or accrued to EVD $1,226,474 and $5,244,167 for Class B and Class C shares, respectively, representing 0.75% of the average daily net assets of Class B and Class C shares. At October 31, 2010, the amounts of Uncovered Distribution Charges of EVD calculated under the Class B and Class C Plans were approximately $45,657,000 and $55,284,000, respectively.

The Class R Plan requires the Fund to pay EVD an amount equal to 0.50% per annum of its average daily net assets attributable to Class R shares for providing ongoing distribution services and facilities to the Fund. The Trustees of the Trust have currently limited Class R distribution payments to 0.25% per annum of the average daily net assets attributable to Class R shares. For the year ended October 31, 2010, the Fund paid or accrued to EVD $992, representing 0.25% of the average daily net assets of Class R shares.

The Class B, Class C and Class R Plans also authorize the Fund to make payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD and, as such, are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fees paid or accrued for the year ended October 31, 2010 amounted to $408,824, $1,748,055 and $992 for Class B, Class C and Class R shares, respectively.

5   Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The CDSC for Class B shares is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares are subject to a 1% CDSC if redeemed within one year of purchase. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSCs received on Class B and Class C redemptions are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund’s Class B and Class C Plans. CDSCs received on Class B and Class C redemptions when no Uncovered Distribution Charges exist are credited to the Fund. For the year ended October 31, 2010, the Fund was informed that EVD received approximately $22,000, $236,000 and $136,000 of CDSCs paid by Class A, Class B and Class C shareholders, respectively.

18

Eaton Vance Strategic Income Fund as of October 31, 2010

NOTES TO FINANCIAL STATEMENTS CONT’D

6   Investment Transactions

For the year ended October 31, 2010, increases and decreases in the Fund’s investments in the Portfolios were as follows:

Portfolio	Contributions	Withdrawals

Boston Income Portfolio	$46,878,894	$5,159,465
Emerging Markets Local Income Portfolio	13,385,351	42,551
Floating Rate Portfolio	68,309,100	265,076,924
Global Macro Absolute Return Advantage Portfolio	82,200,000	—
Global Macro Portfolio	409,735,951	42,373,074
Global Opportunities Portfolio	476,942,291	142,244,307
High Income Opportunities Portfolio	—	4,446,538
International Income Portfolio	75,509,371	473,034
Investment Portfolio	2,165,839	24,491,876

7   Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations and investments transferred from the Fund as described below and including maturities and paydowns, for the year ended October 31, 2010 were as follows:

Purchases

Investments (non-U.S. Government)	$—
U.S. Government and Agency Securities	41,956,164

$41,956,164

Sales

Investments (non-U.S. Government)	$—
U.S. Government and Agency Securities	5,003,696

$5,003,696

On December 10, 2009, the Fund transferred investments and related assets with a value of $240,087,243, including unrealized appreciation of $9,150,290, to the Global Opportunities Portfolio in exchange for an interest in the Portfolio. The transaction was structured for tax purposes to qualify as a tax free exchange under the Internal Revenue Code.

8   Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments in unaffiliated securities of the Fund at October 31, 2010, as determined on a federal income tax basis, were as follows:

Aggregate cost	$10,188,329

Gross unrealized appreciation	$—
Gross unrealized depreciation	—

Net unrealized appreciation	$—

9   Financial Instruments

The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include forward foreign currency exchange contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

The Fund is subject to foreign exchange risk in the normal course of pursuing its investment objective. The Fund engages in forward foreign currency exchange contracts to enhance return, to hedge against fluctuations in currency exchange rates, to manage certain investment risks and/or as a substitute for the purchase or sale of securities or currencies.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is foreign exchange risk for the year ended October 31, 2010 was as follows:

Change in
Unrealized
	Realized Gain		Appreciation
	(Loss) on		(Depreciation) on
	Derivatives		Derivatives
	Recognized in		Recognized in
Derivative	Income		Income

Forward foreign currency exchange contracts	$6,502,396	(1)	$(467,806	)(2)

(1)	Statement of Operations location: Net realized gain (loss) – Foreign currency and forward foreign currency exchange contract transactions.

(2)	Statement of Operations location: Change in unrealized appreciation (depreciation) – Foreign currency and forward foreign currency exchange contracts.

The average notional amount of forward foreign currency exchange contracts outstanding during the year ended October 31, 2010, which is indicative of the volume of this derivative type, was approximately $66,557,000.

19

Eaton Vance Strategic Income Fund as of October 31, 2010

NOTES TO FINANCIAL STATEMENTS CONT’D

10   Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended October 31,
Class A	2010	2009

Sales	81,680,235	110,257,310
Issued to shareholders electing to receive payments of distributions in Fund shares	8,436,895	6,111,156
Redemptions	(64,815,518)	(49,774,566)
Exchange from Class B shares	1,858,797	1,412,448

Net increase	27,160,409	68,006,348

	Year Ended October 31,
Class B	2010	2009

Sales	4,690,484	4,673,387
Issued to shareholders electing to receive payments of distributions in Fund shares	597,231	584,796
Redemptions	(4,077,234)	(5,033,665)
Exchange to Class A shares	(1,967,734)	(1,492,998)

Net decrease	(757,253)	(1,268,480)

	Year Ended October 31,
Class C	2010	2009

Sales	33,467,050	35,643,469
Issued to shareholders electing to receive payments of distributions in Fund shares	2,813,430	2,121,035
Redemptions	(17,877,030)	(16,210,808)

Net increase	18,403,450	21,553,696

	Year Ended	Period Ended
Class I	October 31, 2010	October 31, 2009(1)

Sales	26,930,747	8,203,908
Issued to shareholders electing to receive payments of distributions in Fund shares	513,842	55,918
Redemptions	(6,437,565)	(113,077)

Net increase	21,007,024	8,146,749

	Year Ended	Period Ended
Class R	October 31, 2010	October 31, 2009(2)

Sales	75,481	131
Issued to shareholders electing to receive payments of distributions in Fund shares	2,355	—
Redemptions	(7,714)	—

Net increase	70,122	131

(1)	For the period from commencement of operations on April 3, 2009 to October 31, 2009.

(2)	For the period from commencement of operations on August 3, 2009 to October 31, 2009.

11   Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At October 31, 2010, the inputs used in valuing the Fund’s investments, which are carried at value, were as follows:

	Quoted
	Prices in
	Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs

Asset Description	(Level 1)	(Level 2)	(Level 3)	Total

Investments in Affiliated Portfolios	$2,856,610,139	$—	$—	$2,856,610,139
Short-Term Investments	—	10,188,329	—	10,188,329

Total Investments	$2,856,610,139	$10,188,329	$—	$2,866,798,468

The Fund held no investments or other financial instruments as of October 31, 2009 whose fair value was determined using Level 3 inputs.

20

Eaton Vance Strategic Income Fund as of October 31, 2010

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Eaton Vance Mutual Funds
Trust and Shareholders of Eaton Vance Strategic
Income Fund:
We have audited the accompanying statement of assets and liabilities of Eaton Vance Strategic Income Fund (the “Fund”) (one of the funds constituting Eaton Vance Mutual Funds Trust), including the portfolio of investments, as of October 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Fund for the year ended October 31, 2006, with the exception of the Portfolio Turnover of the Fund (which has been added to the financial highlights and is explained therein) were audited by other auditors whose report, dated December 27, 2006 expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2010, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Strategic Income Fund as of October 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

We have also audited the Portfolio Turnover of the Fund (which has been added to the financial highlights) appearing in the financial highlights for the year ended October 31, 2006. This additional measure is explained in the financial highlights. Our procedures included recomputing the additional measure. In our opinion, such measure has been appropriately calculated. However, we were not engaged to audit, review, or apply any procedures to the 2006 financial statements of the Fund other than with respect to the additional measure and, accordingly, we do not express an opinion or any other form of assurance on the 2006 financial statements taken as a whole.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 29, 2010

21

Eaton Vance Strategic Income Fund as of October 31, 2010

FEDERAL TAX INFORMATION (Unaudited)

The Form 1099-DIV you receive in January 2011 will show the tax status of all distributions paid to your account in calendar year 2010. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified within 60 days of the Fund’s fiscal year end regarding the status of qualified dividend income for individuals.

Qualified Dividend Income. The Fund designates approximately $113,726, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

22

Eaton Vance Strategic Income Fund

BOARD OF TRUSTEES’ CONTRACT APPROVAL

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund’s board of trustees, including by a vote of a majority of the trustees who are not “interested persons” of the fund (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a “Board”) of the Eaton Vance group of mutual funds (the “Eaton Vance Funds”) held on April 26, 2010, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Contract Review Committee of the Board, which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished for a series of meetings of the Contract Review Committee held between February and April 2010. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•	An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;
•	An independent report comparing each fund’s total expense ratio and its components to comparable funds;
•	An independent report comparing the investment performance of each fund (including yield where relevant) to the investment performance of comparable funds over various time periods;
•	Data regarding investment performance in comparison to relevant peer groups of similarly managed funds and appropriate indices;
•	For each fund, comparative information concerning the fees charged and the services provided by each adviser in managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing such fund;
•	Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management

•	Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed, and any changes in portfolio management processes and personnel;
•	Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through “soft dollar” benefits received in connection with the funds’ brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;
•	Data relating to portfolio turnover rates of each fund;
•	The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•	Reports detailing the financial results and condition of each adviser;
•	Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;
•	Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;
•	Copies of or descriptions of each adviser’s policies and procedures relating to proxy voting, the handling of corporate actions and class actions;
•	Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;
•	Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;
•	A description of Eaton Vance Management’s procedures for overseeing third party advisers and sub-advisers;

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;
•	Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds’ administrator; and
•	The terms of each advisory agreement.

23

Eaton Vance Strategic Income Fund

BOARD OF TRUSTEES’ CONTRACT APPROVAL CONT’D

In addition to the information identified above, the Contract Review Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve-month period ended April 30, 2010, with respect to one or more Funds, the Board met ten times and the Contract Review Committee, the Audit Committee, the Governance Committee, the Portfolio Management Committee and the Compliance Reports and Regulatory Matters Committee, each of which is a Committee comprised solely of Independent Trustees, met nine, thirteen, three, eight and fifteen times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund’s investment objective, as well as trading policies and procedures and risk management techniques.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund’s investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Contract Review Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Contract Review Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuance of the investment advisory agreements of Boston Income Portfolio, Build America Bond Portfolio, Emerging Markets Local Income Portfolio, Floating Rate Portfolio, Global Macro Portfolio, Global Opportunities Portfolio, High Income Opportunities Portfolio, International Income Portfolio, Investment Grade Income Portfolio, Investment Portfolio and Multi-Sector Portfolio (the “Underlying Funds”), the portfolios in which the Eaton Vance Strategic Income Fund (the “Fund”) is authorized to invest, each with Boston Management and Research (“BMR”), as well as the investment advisory agreement between the Fund and Eaton Vance Management (“EVM”), including their fee structures, are in the interests of shareholders and, therefore, the Contract Review Committee recommended to the Board approval of each agreement. EVM, with respect to the Fund, and BMR, with respect to the Underlying Funds, are each referred to herein as the “Adviser.” The Board accepted the recommendation of the Contract Review Committee as well as the factors considered and conclusions reached by the Contract Review Committee with respect to the agreements. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreements for the Fund and the Underlying Funds.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreements of the Fund and the Underlying Funds, the Board evaluated the nature, extent and quality of services to be provided to the Fund by EVM and to the Underlying Funds by BMR. BMR manages the Underlying Funds, while EVM allocates the assets of the Fund among the Underlying Funds and is also authorized to invest directly in securities or other instruments.

The Board considered the Adviser’s and the Sub-adviser’s management capabilities and investment process with respect to the types of investments to be held by the Fund and the Underlying Funds, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Fund and the Underlying Funds, including recent changes to such personnel. The Board noted the Adviser’s in-house equity research capabilities. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation methods to recruit and retain investment personnel, and the time and attention devoted to the Fund and each of the Underlying Funds by senior management. In approving the advisory agreements, the Board noted that EVM would be responsible for periodic rebalancing of assets among the Underlying Funds and, potentially, for investing in other securities, but would not receive a separate fee from the Fund for the rebalancing.

The Board also reviewed the compliance programs of EVM and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests in recent years from regulatory authorities such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.

24

Eaton Vance Strategic Income Fund

BOARD OF TRUSTEES’ CONTRACT APPROVAL CONT’D

The Board considered shareholder and other administrative services provided or managed by EVM and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds, including the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services to be provided by EVM and BMR, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreements.

Fund Performance

The Board compared the Fund’s investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the one-, three-, five- and ten-year periods ended September 30, 2009 for the Fund. The Board also considered the performance of the Underlying Funds. The Board concluded that the performance of the Fund was satisfactory.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates payable by the Fund, directly or indirectly through its pro rata share of the expenses of the Underlying Funds (referred to as “management fees”). As part of its review, the Board considered the management fees and the Fund’s total expense ratio for the year ended September 30, 2009, as compared to a group of similarly managed funds selected by an independent data provider. The Board also considered factors that had an impact on Fund expense ratios, as identified by management in response to inquiries from the Contract Review Committee, as well as actions being taken to reduce expenses at the fund complex level. The Board also noted that there is no separate advisory fee for assets invested in the Underlying Funds and that for assets the Fund invests indirectly, the advisory fee would approximate the total fees to be paid on the expected allocation among the Underlying Fund(s).

After reviewing the foregoing information, and in light of the nature, extent and quality of the services to be provided by EVM and BMR, the Board concluded that the management fees charged for advisory and related services are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser, and relevant affiliates thereof, in providing investment advisory and administrative services to the Funds, the Underlying Funds and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments by the Adviser and its relevant affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser and its affiliates in connection with its relationship with the Fund and the Underlying Funds, including the benefits of research services that may be available to the Adviser as a result of securities transactions effected for the Fund and Underlying Funds and other investment advisory clients.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are reasonable.

Economies of Scale

In reviewing management fees, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund and the Underlying Funds, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund and the Underlying Funds increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from economies of scale with respect to the management of any specific fund or group of funds. The Board noted the structure of the advisory fee, which includes breakpoints at several asset levels for assets directly held by the Fund and includes no separate advisory fee for assets invested in the Underlying Funds. The Board noted that for assets invested in Underlying Funds, the Fund will automatically receive the benefits of such breakpoints as have been established for the Underlying Funds based on their total assets. Based upon the foregoing, the Board concluded that the Adviser and its affiliates and the Fund can be expected to share such benefits equitably.

25

Eaton Vance Strategic Income Fund

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of Eaton Vance Mutual Funds Trust (the Trust), Boston Income Portfolio (BIP), Build America Bond Portfolio (BABP), Emerging Markets Local Income Portfolio (EMLIP), Floating Rate Portfolio (FRP), Global Macro Absolute Return Advantage Portfolio (GMARAP), Global Macro Portfolio (GMP), Global Opportunities Portfolio (GOP), High Income Opportunities Portfolio (HIOP), International Income Portfolio (IIP), Investment Grade Income Portfolio (IGIP), Investment Portfolio (IP) and Multi-Sector Option Strategy Portfolio (MSOSP) (collectively, the Portfolios) are responsible for the overall management and supervision of the Trust’s and Portfolios’ affairs. The Trustees and officers of the Trust and the Portfolios are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolios hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolios, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research, “Parametric” refers to Parametric Portfolio Associates LLC, “PRA” refers to Parametric Risk Advisors LLC and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter, the Portfolios’ placement agent and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below.

	Position(s)	Term of		Number of Portfolios
	with the	Office and	Principal Occupation(s)	in Fund Complex
Name and	Trust and	Length of	During Past Five Years and	Overseen By	Other Directorships Held
Year of Birth	the Portfolios	Service	Other Relevant Experience	Trustee(1)	During the Last Five Years(2)

Interested Trustee

Thomas E. Faust Jr. 1958	Trustee and President of the Trust	Trustee of the Trust and each Portfolio except BABP, GMARAP, GOP and MSOSP since 2007; of BABP and GOP since 2009 and of GMARAP and MSOSP since 2010 and President of the Trust since 2002	Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 184 registered investment companies and 1 private investment company managed by EVM or BMR. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust and the Portfolios.	184	Director of EVC.

Noninterested Trustees

Benjamin C. Esty 1963	Trustee	Of the Trust, BIP, FRP, GMP, HIOP, IP and IGIP since 2005; of EMLIP and IIP since 2007; of BABP and GOP since 2009 and of GMARAP and MSOSP since 2010	Roy and Elizabeth Simmons Professor of Business Administration and Finance Unit Head, Harvard University Graduate School of Business Administration.	184	None

Allen R. Freedman 1940	Trustee	Of the Trust and each Portfolio except BABP, GOP, GMARAP and MSOSP since 2007; of BABP and GOP since 2009 and of GMARAP and MSOSP since 2010	Private Investor and Consultant. Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Formerly, Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007).	184	Director of Assurant, Inc. (insurance provider) and Stonemor Partners, L.P. (owner and operator of cemeteries).

26

Eaton Vance Strategic Income Fund

MANAGEMENT AND ORGANIZATION CONT’D

	Position(s)	Term of		Number of Portfolios
	with the	Office and	Principal Occupation(s)	in Fund Complex
Name and	Trust and	Length of	During Past Five Years and	Overseen By	Other Directorships Held
Year of Birth	the Portfolios	Service	Other Relevant Experience	Trustee(1)	During the Last Five Years(2)

Noninterested Trustees (continued)

William H. Park 1947	Trustee	Of the Trust, BIP, FRP, GMP, HIOP, IP and IGIP since 2003; of EMLIP and IIP since 2007; of BABP and GOP since 2009 and of GMARAP and MSOSP since 2010	Chief Financial Officer, Aveon Group L.P. (an investment management firm) (since 2010). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (an institutional investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).	184	None

Ronald A. Pearlman 1940	Trustee	Of the Trust, BIP, FRP, GMP, HIOP, IP and IGIP since 2003; of EMLIP and IIP since 2007; of BABP and GOP since 2009 and of GMARAP and MSOSP since 2010	Professor of Law, Georgetown University Law Center. Formerly, Deputy Assistant Secretary (Tax Policy) and Assistant Secretary (Tax Policy), U.S. Department of the Treasury (1983-1985). Formerly, Chief of Staff, Joint Committee on Taxation, U.S. Congress (1988-1990).	184	None

Helen Frame Peters 1948	Trustee	Of the Trust and each Portfolio except BABP, GMARAP, GOP and MSOSP since 2008; of BABP and GOP since 2009 and of GMARAP and MSOSP since 2010	Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).	184	Director of BJ’s Wholesale Club, Inc. (wholesale club retailer). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Lynn A. Stout 1957	Trustee	Of the Trust, HIOP and GMP since 1998; of FRP and IGIP since 2000; of BIP since 2001; of IP since 2002; of EMLIP and IIP since 2007; of BABP and GOP since 2009 and of GMARAP and MSOSP since 2010	Paul Hastings Professor of Corporate and Securities Law (since 2006) and Professor of Law (2001-2006), University of California at Los Angeles School of Law. Professor Stout teaches classes in corporate law and securities regulation and is the author of numerous academic and professional papers on these areas.	184	None

Ralph F. Verni 1943	Chairman of the Board and Trustee	Chairman of the Board since 2007; Trustee of the Trust, BIP, FRP, GMP, HIOP, IP and IGIP since 2005; of EMLIP and IIP since 2007; of BABP and GOP since 2009; and of GMARAP and MSOSP since 2010	Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).	184	None

27

Eaton Vance Strategic Income Fund

MANAGEMENT AND ORGANIZATION CONT’D

Principal Officers who are not Trustees

	Position(s)	Term of
	with the	Office and
Name and	Trust and	Length of	Principal Occupation(s)
Year of Birth	the Portfolios	Service	During Past Five Years

William H. Ahern, Jr. 1959	Vice President of the Trust	Since 1995	Vice President of EVM and BMR. Officer of 80 registered investment companies managed by EVM or BMR.

John R. Baur 1970	Vice President of the Trust, EMLIP, GMARAP, GMP, GOP and IIP	Vice President of the Trust since 2008; of EMLIP, GMP and IIP since 2007; of GOP since 2009 and of GMARAP since 2010	Vice President of EVM and BMR. Previously, attended Johnson Graduate School of Management, Cornell University (2002-2005), and prior thereto was an Account Team Representative in Singapore for Applied Materials, Inc. Officer of 37 registered investment companies managed by EVM or BMR.

Craig R. Brandon 1966	Vice President of BABP	Since 2009	Vice President of EVM and BMR. Officer of 50 registered investment companies managed by EVM or BMR.

Maria C. Cappellano 1967	Vice President of the Trust	Since 2009	Vice President of EVM and BMR. Officer of 49 registered investment companies managed by EVM or BMR.

Michael A. Cirami 1975	Vice President of the Trust, EMLIP, GMARAP, GMP, GOP and IIP	Vice President of the Trust since 2008, of EMLIP, GMP and IIP since 2007; of GOP since 2009 and of GMARAP since 2010	Vice President of EVM and BMR. Officer of 37 registered investment companies managed by EVM or BMR.

Cynthia J. Clemson 1963	Vice President of the Trust and President of BABP	Vice President of the Trust since 2005 and President of BABP since 2009	Vice President of EVM and BMR. Officer of 96 registered investment companies managed by EVM or BMR.

John H. Croft 1962	Vice President of the Trust	Since 2010	Vice President of EVM and BMR. Officer of 38 registered investment companies managed by EVM or BMR.

Kenneth Everding 1962	Vice President of MSOSP	Since 2010	Managing Director of PRA. Previously, Managing Director at BNP Paribas (2003-2005). Officer of 2 registered investment companies managed by EVM or BMR.

Charles B. Gaffney 1972	Vice President of the Trust	Since 2007	Director of Equity Research and a Vice President of EVM and BMR. Officer of 33 registered investment companies managed by EVM or BMR.

Thomas P. Huggins 1966	Vice President of BIP and HIOP	Of HIOP since 2000 and of BIP since 2001	Vice President of EVM and BMR. Officer of 4 registered investment companies managed by EVM or BMR.

Christine M. Johnston 1972	Vice President of the Trust, EMLIP, GMARAP, GMP, GOP, IIP and IP	Vice President of the Trust, EMLIP, GMP and IIP since 2007; of IP since 2003; of GOP since 2009 and of GMARAP since 2010	Vice President of EVM and BMR. Officer of 40 registered investment companies managed by EVM or BMR.

Aamer Khan 1960	Vice President of the Trust	Since 2005	Vice President of EVM and BMR. Officer of 36 registered investment companies managed by EVM or BMR.

Thomas H. Luster 1962	Vice President of the Trust and President of IGIP	Vice President of the Trust since 2006 and President of IGIP since 2010	Vice President of EVM and BMR. Officer of 55 registered investment companies managed by EVM or BMR.

Jonathan Orseck 1968	Vice President of MSOSP	Since 2010	Managing Director of PRA. Previously, Managing Director at Bank of America Securities (2004-2006). Officer of 2 registered investment companies managed by EVM or BMR.

Scott H. Page 1959	President of FRP	Since 2007	Vice President of EVM and BMR. Officer of 10 registered investment companies managed by EVM or BMR.

Jeffrey A. Rawlins 1961	Vice President of the Trust and MSOSP	Vice President of the Trust since 2009 and of MSOSP since 2010	Vice President of EVM and BMR. Previously, a Managing Director of the Fixed Income Group at State Street Research and Management (1989-2005). Officer of 33 registered investment companies managed by EVM or BMR.

28

Eaton Vance Strategic Income Fund

MANAGEMENT AND ORGANIZATION CONT’D

	Position(s)	Term of
	with the	Office and
Name and	Trust and	Length of	Principal Occupation(s)
Year of Birth	the Portfolios	Service	During Past Five Years

Principal Officers who are not Trustees (continued)

Duncan W. Richardson 1957	Vice President of the Trust	Since 2001	Director of EVC and Executive Vice President and Chief Equity Investment Officer of EVC, EVM and BMR. Officer of 82 registered investment companies managed by EVM or BMR.

Craig P. Russ 1963	Vice President of FRP	Since 2007	Vice President of EVM and BMR. Officer of 5 registered investment companies managed by EVM or BMR.

Judith A. Saryan 1954	Vice President of the Trust	Since 2003	Vice President of EVM and BMR. Officer of 54 registered investment companies managed by EVM or BMR.

Susan Schiff 1961	Vice President of the Trust, EMLIP, GMP, IIP and IP	Vice President of the Trust, GMP and IP since 2002 and of EMLIP and IIP since 2007	Vice President of EVM and BMR. Officer of 38 registered investment companies managed by EVM or BMR.

Bernard Scozzafava 1961	Vice President of IGIP	Since 2010	Vice President of EVM and BMR. Mr. Scozzafava has been a fixed-income analyst at EVM since March 2006. Prior to joining EVM, he was a portfolio manager and credit analyst with MFS Investment Management. Officer of 1 registered investment company managed by EVM or BMR.

Thomas Seto 1962	Vice President of the Trust	Since 2007	Vice President and Director of Portfolio Management of Parametric. Officer of 33 registered investment companies managed by EVM or BMR.

David M. Stein 1951	Vice President of the Trust	Since 2007	Managing Director and Chief Investment Officer of Parametric. Officer of 33 registered investment companies managed by EVM or BMR.

Eric A. Stein 1980	Vice President of the Trust, GMARAP, GMP and GOP	Vice President of the Trust since 2009; of GMP since 2008; of GOP since 2009 and of GMARAP since 2010	Vice President of EVM and BMR. Originally joined EVM in July 2002. Prior to re-joining EVM in September 2008, Mr. Stein worked at the Federal Reserve Bank of New York (2007-2008) and attended business school in Chicago, Illinois. Officer of 34 registered investment companies managed by EVM or BMR.

Dan R. Strelow 1959	Vice President of the Trust and MSOSP	Vice President of the Trust since 2009 and of MSOSP since 2010	Vice President of EVM and BMR since 2005. Previously, a Managing Director (since 1988) and Chief Investment Officer (since 2001) of the Fixed Income Group at State Street Research and Management. Officer of 33 registered investment companies managed by EVM or BMR.

Payson F. Swaffield 1956	President of MSOSP	Since 2010	Chief Income Investment Officer of EVC. Vice President of EVM and BMR. Officer of 10 registered investment companies managed by EVM or BMR.

Mark S. Venezia 1949	Vice President of the Trust and President of EMLIP, GMARAP, GMP, GOP, IIP and IP	Vice President of the Trust since 2007; President of GMP and IP since 2002; of EMLIP and IIP since 2007; of GOP since 2009; and of GMARAP since 2010	Vice President of EVM and BMR. Officer of 40 registered investment companies managed by EVM or BMR.

Adam A. Weigold 1975	Vice President of the Trust and BABP	Vice President of the Trust since 2007 and of BABP since 2009	Vice President of EVM and BMR. Officer of 73 registered investment companies managed by EVM or BMR.

Michael W. Weilheimer 1961	President of BIP and HIOP	Since 2002	Vice President of EVM and BMR. Officer of 26 registered investment companies managed by EVM or BMR.

29

Eaton Vance Strategic Income Fund

MANAGEMENT AND ORGANIZATION CONT’D

	Position(s)	Term of
	with the	Office and
Name and	Trust and	Length of	Principal Occupation(s)
Year of Birth	the Portfolios	Service	During Past Five Years

Principal Officers who are not Trustees (continued)

Barbara E. Campbell 1957	Treasurer	Of the Trust since 2005 and of each Portfolio except BABP, GMARAP, GOP and MSOSP since 2008; of BABP and GOP since 2009 and of GMARAP and MSOSP since 2010	Vice President of EVM and BMR. Officer of 184 registered investment companies managed by EVM or BMR.

Maureen A. Gemma 1960	Secretary and Chief Legal Officer	Secretary of the Trust and of each Portfolio except BABP, GMARAP, GOP and MSOSP since 2007; of BABP and GOP since 2009 and of GMARAP and MSOSP since 2010; and Chief Legal Officer of the Trust and of each Portfolio except BABP, GMARAP, GOP and MSOSP since 2008; of BABP and GOP since 2009 and of GMARAP and MSOSP since 2010	Vice President of EVM and BMR. Officer of 184 registered investment companies managed by EVM or BMR.

Paul M. O’Neil 1953	Chief Compliance Officer	Of the Trust, BIP, FRP, GMP, HIOP, IGIP and IP since 2004; of EMLIP and IIP since 2007; of BABP and GOP since 2009; and of GMARAP and MSOSP since 2010	Vice President of EVM and BMR. Officer of 184 registered investment companies managed by EVM or BMR.

(1)	Includes both master and feeder funds in a master-feeder structure.

(2)	During their respective tenures, the Trustees also served as trustees of one or more of the following Eaton Vance funds (which operated in the years noted): Eaton Vance Credit Opportunities Fund (launched in 2005 and terminated in 2010); Eaton Vance Insured Florida Plus Municipal Bond Fund (launched in 2002 and terminated in 2009); and Eaton Vance National Municipal Income Fund (launched in 1998 and terminated in 2009).

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolios and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

30

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This Page Intentionally Left Blank

Investment Adviser and Administrator of
Eaton Vance Strategic Income Fund
Eaton Vance Management
Two International Place
Boston, MA 02110

Principal Underwriter*
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
(617) 482-8260

Custodian
State Street Bank and Trust Company
200 Clarendon Street
Boston, MA 02116

Transfer Agent
BNY Mellon Asset Servicing
Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022

Eaton Vance Strategic Income Fund
Two International Place
Boston, MA 02110
* FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing the program is available to investors at www.FINRA.org.

This report must be preceded or accompanied by a current prospectus or summary prospectus, if available. Before investing, investors should consider carefully the Fund’s investment objective(s), risks, and charges and expenses. The Fund’s current prospectus or summary prospectus, if available, contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-262-1122.

028-12/10	SISRC

EatonVance Investment Managers Annual Report October 31, 2010 EATON VANCE GLOBAL MACRO ABSOLUTE RETURN FUND

IMPORTANT NOTICES

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (Privacy Policy) with respect to nonpublic personal information about its customers:

•	Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•	None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•	We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc. Our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the “SEC”) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC’s website at www.sec.gov.

Eaton Vance Global Macro Absolute Return Fund as of October 31, 2010

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Mark S. Venezia, CFA
Co-Portfolio Manager

John R. Baur, CFA
Co-Portfolio Manager

Michael A. Cirami, CFA
Co-Portfolio Manager

Eric A. Stein, CFA
Co-Portfolio Manager
Economic and Market Conditions
•	During the fiscal year ending October 31, 2010, the strongest returns in the global credit markets were generated by the riskier assets. Credit spreads were tighter across most of the U.S. credit markets for the 12-month period, with the strongest performance produced during the first six months. In the U.S. fixed-income markets, positive returns during the last six months were primarily the result of a rally in U.S. Treasuries, accompanied by only modest spread widening. For the fiscal year, yields fell across the U.S. Treasury curve, with the 2-year, 5-year, and 10-year bond yields declining by 55, 114, and 78 basis points, respectively.
•	Turning to the global currency markets, the euro depreciated by more than 5% versus the U.S. dollar during the period; however, most other currencies across the developed and emerging markets, including the Japanese yen, appreciated significantly. Currency appreciation was widespread for the period, including significant appreciation in emerging Asia and Latin America (against the dollar) and Eastern Europe, the Middle East and Africa (against the euro).
•	For the 12-month period, among the most notable developments were the problems in Europe, as markets increasingly focused on the fiscal problems in Portugal, Italy, Greece and Spain. The first half of the period produced consistent negative headlines out of Greece, resulting in both increased volatility and significant credit spread widening in those four countries.
•	Globally, economic data released during the first six months of the period provided evidence of economic recovery, particularly in the emerging markets. However, the pace of acceleration in economic activity moderated in the final six months, and the focus shifted to the weakening in the U.S. economy and the anticipation of another round of quantitative easing by the U.S. Federal Reserve.
Management Discussion
•	The Fund[1] seeks to provide total return by investing in securities, derivatives, and other instruments to establish long and short investment exposures around the world. The Fund’s long and short investments are primarily sovereign exposures, including sovereign debt, currencies and interest rates. The Fund may also invest in corporate debt issuers and, to a more limited extent, equities and commodities. Sovereign exposures include both developed, emerging and frontier markets.
•	For the fiscal year ending October 31, 2010, the Fund outperformed its benchmark, the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index (the Index).[2] The Fund’s foreign investments contributed significantly to the Fund’s outperformance. Regionally, Eastern and Western Europe were the sources of the strongest returns, while Africa was the only regional source of negative return for the Fund. The Fund’s U.S. investments consisted of high-quality, seasoned U.S. agency mortgage-backed securities (MBS), other U.S. agency debt, high grade commercial MBS (CMBS) and short-term cash instruments. These positions also generated significant excess return during the period.
•	Looking more closely at Europe, Poland, Turkey, and Greece produced the strongest returns for the Fund. In Poland, the zloty was supported by strong

Total Return Performance
10/31/09 – 10/31/10

Class A3	4.89%
Class C3	4.21
Class I3	5.24
Class R3	1.94	*
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index[2]	0.12
Lipper Global Income Funds Average[2]	9.48

*	Performance is cumulative since share class inception on 4/8/10.
See page 3 for more performance information.

[1]	The Fund currently invests in a separate registered investment company, Global Macro Portfolio (the Portfolio), with the same objective and policies as the Fund. References to investments are to the Portfolio’s holdings.

[2]	It is not possible to invest directly in an Index or a Lipper Classification. The Index’s total return does not reflect expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. The Lipper total return is the average total return, at net asset value, of the funds that are in the same Lipper Classification as the Fund.

[3]	Returns do not include the 4.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class C shares. If sales charges were deducted, the returns would be lower. Class I and Class R shares are offered at net asset value.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

Eaton Vance Global Macro Absolute Return Fund as of October 31, 2010
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
economic activity. The Fund’s position in Polish zloty currency forward contracts benefited from the appreciation of the currency. In addition, like many other Eastern European currency positions within the Fund, this position was cross-hedged with short euro currency forwards, which added to the positive return as the euro depreciated during the 12-month period. Turkey had a surprisingly strong recovery from the international economic crisis, and the Fund’s position in Turkish inflation-linked bonds benefited from strong demand, as concerns about future inflation became an investor focus. Finally, in Greece, the debt crisis pushed credit default swap spreads hundreds of basis points wider. Although an international bailout package and a government-imposed austerity program helped mitigate the pace of spread widening, concerns about default and restructuring remained.

•	In Asia, the rally in the currency markets, namely in India, Indonesia, and Malaysia, was significant. The strong returns in this region were largely driven by broad dollar weakness and fund flows into the emerging Asia region. Additionally, the global economic recovery was led by Asia, with a pickup in demand from Europe and the U.S. leading to an export recovery which had a positive effect on export-oriented countries. The story in Indonesia and India, however, was one of strong domestic demand, which we believe is likely to continue based on the positive demographics. Offsetting those positives were the negative returns from the Fund’s short position in the Japanese yen and government bond futures, reflecting a rally in both the yen and Japanese bond yields.

•	Positive performance from Latin America was spread across all of the Fund’s positions. While countries in Latin America, with the exception of Venezuela, experienced growth during the 12-month period, the rate of increase varied from country to country. Uruguay experienced exceptionally strong growth, benefiting the Fund’s position in local debt through currency appreciation. Similarly, currency appreciation bolstered the Fund’s positions in Mexican sovereign debt and Colombian peso currency forwards as well.

•	The largest source of negative performance for the Fund during the period was a short South African rand position. Despite its endowment with natural resources, management remained concerned about the country’s fundamentals and maintained a short position, utilizing currency forwards, in this country. The negative performance in South Africa outweighed positive performance from Egypt, producing a negative return for the region overall.

•	The Fund’s duration was reduced to 1.20 years as of October 31, 2010, from 1.57 years as of October 31, 2009. Duration is a measure of the sensitivity of a fund or a fixed-income security to changes in interest rates. A shorter duration instrument normally has less exposure to interest rate risk than longer duration instruments.
Portfolio Composition
Securities Holdings (excludes derivative positions)1
By total net assets

[1]	Securities Holdings reflect the Portfolio’s securities positions as of 10/31/10. For International and Emerging Market currency exposures, please refer to the Currency Positions table below.
Currency Positions2
By total net assets

Egypt	6.5%
Czech Republic	6.0
Malaysia	4.0
Poland	3.9
Lebanon	3.9
Turkey	3.1
Israel	3.0
Brazil	2.9
Qatar	2.6
Sweden	2.5
India	2.3
South Korea	2.2
China	2.0
Mexico	2.0
Indonesia	2.0
Norway	1.5
Australia	1.4
Uruguay	1.4
Taiwan	1.0%
Colombia	1.0
Chile	0.9
Gold	0.9
Dominican Republic	0.8
Ukraine	0.8
Russia	0.4
Iceland	0.1
Costa Rica	0.0
Georgia	0.0
Zambia	0.0
Switzerland	-0.0
Japan	-0.0
Sri Lanka	-0.0
Hong Kong	-0.3
New Zealand	-1.4
South Africa	-2.8
Euro	-22.2

[2]	Currency Positions reflect the Portfolio’s investments as of 10/31/10. Currency exposures include all foreign exchange denominated assets and all currency derivatives. As of 10/31/10, Foreign Long Derivatives were 35.8%; Foreign Short Derivatives were -25.6%. All numbers are a percentage of net assets. Total exposures may exceed 100% due to implicit leverage created by derivatives. All percentages are rounded to one decimal.

The views expressed throughout this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund. Portfolio information provided in the report may not be representative of the Portfolio’s current or future investments and may change due to active management.

Eaton Vance Global Macro Absolute Return Fund as of October 31, 2010
FUND PERFORMANCE
The line graph and table set forth below provide information about the Fund’s performance. The line graph compares the performance of Class A of the Fund with that of the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index (the BofA Merrill Lynch Index), an unmanaged index of U.S. Treasury securities maturing in 90 days. The lines on the graph represent the total returns of a hypothetical investment of $10,000 in each of Class A of the Fund and the BofA Merrill Lynch Index. Class A total returns are presented at net asset value and maximum public offering price. The table includes the total returns of each Class of the Fund at net asset value and maximum public offering price. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on distributions or redemptions of Fund shares.

Fund Performance[1]	Class A	Class C	Class I	Class R
Share Class Symbols	EAGMX	ECGMX	EIGMX	ERGMX

Average Annual Total Returns (at net asset value)
One Year	4.89%	4.21%	5.24%	N.A.
Life of Fund†	6.96	4.72	7.24	1.94	%††

SEC Average Annual Total Returns (including sales charge or applicable CDSC)
One Year	-0.13%	3.21%	5.24%	N.A.
Life of Fund†	5.42	4.72	7.24	1.94	%††

†	Inception Dates — Class A: 6/27/07; Class C: 10/1/09; Class I: 6/27/07; Class R: 4/8/10.

††	Returns are cumulative since inception of the share class.

1	Average Annual Total Returns do not include the 4.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class C shares. If sales charges were deducted, the returns would be lower. SEC Average Annual Total Returns for Class A reflect the maximum 4.75% sales charge. SEC Returns for Class C reflect a 1% CDSC for the first year. Class I and Class R shares are offered at net asset value. Absent an allocation of certain expenses to the administrator for certain periods, the returns would be lower.

Total Annual
Operating Expenses[2]	Class A	Class C	Class I	Class R

Gross Expense Ratio	1.36%	2.07%	1.06%	1.56%
Net Expense Ratio	1.26	1.97	0.96	1.46

[2]	Source: Prospectus dated 3/1/10. Net Expense Ratio reflects a contractual expense reimbursement. The expense reimbursement continues through April 7, 2011. Any amendments of this reimbursement would require written approval of the Board of Trustees. Without this expense reimbursement performance would have been lower.

*	Source: Lipper Inc. Class A of the Fund commenced operations on 6/27/07. Index data is available as of month end only.

A $10,000 hypothetical investment at net asset value in Class C shares on 10/1/09 (commencement of operations), Class I shares on 6/27/07 (commencement of operations) and Class R shares on 4/8/10 (commencement of operations) would have been valued at $10,513, $12,541 and $10,138, respectively, on 10/31/10. It is not possible to invest directly in an Index. The Index’s total return does not reflect expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

Eaton Vance Global Macro Absolute Return Fund as of October 31, 2010

FUND EXPENSES

Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2010 – October 31, 2010).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

Eaton Vance Global Macro Absolute Return Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(5/1/10)	(10/31/10)	(5/1/10 – 10/31/10)

Actual
Class A	$1,000.00	$1,014.10	$5.13
Class C	$1,000.00	$1,010.30	$8.66
Class I	$1,000.00	$1,015.30	$3.61
Class R	$1,000.00	$1,013.80	$5.99

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,020.10	$5.14
Class C	$1,000.00	$1,016.60	$8.69
Class I	$1,000.00	$1,021.60	$3.62
Class R	$1,000.00	$1,019.30	$6.01

*	Expenses are equal to the Fund’s annualized expense ratio of 1.01% for Class A shares, 1.71% for Class C shares, 0.71% for Class I shares, and 1.18% for Class R shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2010. The Example reflects the expenses of both the Fund and Portfolio.

Eaton Vance Global Macro Absolute Return Fund as of October 31, 2010

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of October 31, 2010

Assets

Investment in Global Macro Portfolio, at value (identified cost, $7,406,283,195)	$7,510,082,977
Receivable for Fund shares sold	49,027,812

Total assets	$7,559,110,789

Liabilities

Payable for Fund shares redeemed	$71,706,112
Distributions payable	10,487,535
Payable to affiliates:
Distribution and service fees	1,784,807
Trustees’ fees	42
Accrued expenses	1,723,385

Total liabilities	$85,701,881

Net Assets	$7,473,408,908

Sources of Net Assets

Paid-in capital	$7,364,552,669
Accumulated net realized loss from Portfolio	(16,899,470)
Accumulated undistributed net investment income	21,955,927
Net unrealized appreciation from Portfolio	103,799,782

Total	$7,473,408,908

Class A Shares

Net Assets	$2,489,210,548
Shares Outstanding	241,232,056
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$10.32
Maximum Offering Price Per Share
(100 ÷ 95.25 of net asset value per share)	$10.83

Class C Shares

Net Assets	$1,349,699,912
Shares Outstanding	130,789,171
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$10.32

Class I Shares

Net Assets	$3,633,407,370
Shares Outstanding	352,493,050
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$10.31

Class R Shares

Net Assets	$1,091,078
Shares Outstanding	105,638
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$10.33

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

Statement of Operations

For the Year Ended
October 31, 2010

Investment Income

Interest allocated from Portfolio (net of foreign taxes, $3,445,541)	$111,435,536
Dividends allocated from Portfolio (net of foreign taxes, $15,225)	137,762
Expenses allocated from Portfolio	(20,174,170)

Total investment income from Portfolio	$91,399,128

Expenses

Distribution and service fees
Class A	$4,127,920
Class C	6,839,292
Class R	1,296
Trustees’ fees and expenses	500
Custodian fee	28,475
Transfer and dividend disbursing agent fees	2,883,093
Legal and accounting services	62,886
Printing and postage	788,234
Registration fees	1,285,002
Miscellaneous	17,966

Total expenses	$16,034,664

Net investment income	$75,364,464

Realized and Unrealized Gain (Loss) from Portfolio

Net realized gain (loss) —
Investment transactions	$14,568,401
Financial futures contracts	(10,353,786)
Swap contracts	(15,614,407)
Written options	487,104
Foreign currency and forward foreign currency exchange contract transactions	(36,994,421)

Net realized loss	$(47,907,109)

Change in unrealized appreciation (depreciation) —
Investments	$197,862,514
Securities sold short	(4,457,195)
Financial futures contracts	(2,808,718)
Swap contracts	(9,272,455)
Written options	(54,669)
Foreign currency and forward foreign currency exchange contracts	(83,838,468)

Net change in unrealized appreciation (depreciation)	$97,431,009

Net realized and unrealized gain	$49,523,900

Net increase in net assets from operations	$124,888,364

See notes to financial statements

Eaton Vance Global Macro Absolute Return Fund as of October 31, 2010

FINANCIAL STATEMENTS CONT’D

Statements of Changes in Net Assets

Increase (Decrease)	Year Ended	Year Ended
in Net Assets	October 31, 2010	October 31, 2009

From operations —
Net investment income	$75,364,464	$5,009,618
Net realized loss from investment transactions, financial futures contracts, swap contracts, written options, and foreign currency and forward foreign currency exchange contract transactions	(47,907,109)	(864,966)
Net change in unrealized appreciation (depreciation) from investments, securities sold short, financial futures contracts, swap contracts, written options, foreign currency and forward foreign currency exchange contracts	97,431,009	8,427,525

Net increase in net assets from operations	$124,888,364	$12,572,177

Distributions to shareholders —
From net investment income
Class A	$(8,026,484)	$(3,735,376)
Class C	(3,290,782)	(33,894)
Class I	(9,146,267)	(2,283,497)
Class R	(1,356)	—
From net realized gain
Class A	—	(34,920)
Class I	—	(17,362)
Tax return of capital
Class A	(55,965,076)	—
Class C	(22,945,147)	—
Class I	(63,772,824)	—
Class R	(9,462)	—

Total distributions to shareholders	$(163,157,398)	$(6,105,049)

Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$2,752,106,628	$227,569,607
Class C	1,342,922,300	39,059,030
Class I	3,957,712,812	135,261,458
Class R	1,114,901	—
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	53,109,466	3,060,089
Class C	17,305,653	24,318
Class I	36,663,376	1,771,888
Class R	10,793	—
Cost of shares redeemed
Class A	(512,115,412)	(63,209,609)
Class C	(42,716,894)	(34,799)
Class I	(490,727,774)	(8,114,565)
Class R	(30,569)	—

Net increase in net assets from Fund share transactions	$7,115,355,280	$335,387,417

Net increase in net assets	$7,077,086,246	$341,854,545

	Year Ended	Year Ended
Net Assets	October 31, 2010	October 31, 2009

At beginning of year	$396,322,662	$54,468,117

At end of year	$7,473,408,908	$396,322,662

Accumulated undistributed net investment income included in net assets

At end of year	$21,955,927	$2,605,913

See notes to financial statements

Eaton Vance Global Macro Absolute Return Fund as of October 31, 2010

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class A

	Year Ended October 31,
						Period Ended
	2010	2009		2008		October 31, 2007(1)

Net asset value — Beginning of period	$10.360	$9.830		$10.220		$10.000

Income (Loss) From Operations

Net investment income(2)	$0.226	$0.460		$0.499		$0.123
Net realized and unrealized gain (loss)	0.269	0.649		(0.247)		0.201

Total income from operations	$0.495	$1.109		$0.252		$0.324

Less Distributions

From net investment income	$(0.067)	$(0.571)		$(0.605)		$(0.225)
From net realized gain	—	(0.008)		(0.037)		—
Tax return of capital	(0.468)	—		—		—

Total distributions	$(0.535)	$(0.579)		$(0.642)		$(0.225)

Capital contribution from administrator(2)	$—	$—		$—		$0.121

Net asset value — End of period	$10.320	$10.360		$9.830		$10.220

Total Return(3)	4.89%	11.53%		2.49%		4.50	%(4)(5)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$2,489,211	$209,714		$38,178		$25
Ratios (as a percentage of average daily net assets):
Expenses(6)(7)	1.00%	1.24	%(8)	1.10	%(8)	1.05	%(8)(9)
Net investment income	2.18%	4.56%		4.90%		3.55	%(9)
Portfolio Turnover of the Portfolio	19%	25%		26%		45	%(4)

(1)	For the period from the start of business, June 27, 2007, to October 31, 2007.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(4)	Not annualized.

(5)	Absent a capital contribution by the administrator for the period from the start of business, June 27, 2007, to October 31, 2007, total return would have been 3.99%.

(6)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(7)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(8)	The administrator subsidized certain operating expenses (equal to 0.12%, 0.33% and 673.39% of average daily net assets for the years ended October 31, 2009 and 2008, and the period from the start of business, June 27, 2007, to October 31, 2007, respectively).

(9)	Annualized.

See notes to financial statements

Eaton Vance Global Macro Absolute Return Fund as of October 31, 2010

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class C

	Year Ended	Period Ended
	October 31, 2010	October 31, 2009(1)

Net asset value — Beginning of period	$10.350	$10.300

Income (Loss) From Operations

Net investment income (loss)(2)	$0.146	$(0.012)
Net realized and unrealized gain	0.282	0.104

Total income from operations	$0.428	$0.092

Less Distributions

From net investment income	$(0.057)	$(0.042)
Tax return of capital	(0.401)	—

Total distributions	$(0.458)	$(0.042)

Net asset value — End of period	$10.320	$10.350

Total Return(3)	4.21%	0.89	%(4)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$1,349,700	$39,020
Ratios (as a percentage of average daily net assets):
Expenses(5)(6)	1.71%	1.97	%(7)(8)
Net investment income (loss)	1.41%	(1.41	)%(7)
Portfolio Turnover of the Portfolio	19%	25	%(9)

(1)	For the period from commencement of operations on October 1, 2009 to October 31, 2009.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(4)	Not annualized.

(5)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(6)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(7)	Annualized.

(8)	The administrator subsidized certain operating expenses (equal to 0.08% of average daily net assets for the period ended October 31, 2009).

(9)	For the Portfolio’s year ended October 31, 2009.

See notes to financial statements

Eaton Vance Global Macro Absolute Return Fund as of October 31, 2010

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class I

	Year Ended October 31,
						Period Ended
	2010	2009		2008		October 31, 2007(1)

Net asset value — Beginning of period	$10.340	$9.820		$10.210		$10.000

Income (Loss) From Operations

Net investment income(2)	$0.245	$0.504		$0.464		$0.146
Net realized and unrealized gain (loss)	0.285	0.623		(0.181)		0.243

Total income from operations	$0.530	$1.127		$0.283		$0.389

Less Distributions

From net investment income	$(0.070)	$(0.599)		$(0.636)		$(0.235)
From net realized gain	—	(0.008)		(0.037)		—
Tax return of capital	(0.490)	—		—		—

Total distributions	$(0.560)	$(0.607)		$(0.673)		$(0.235)

Capital contribution from administrator(2)	$—	$—		$—		$0.056

Net asset value — End of period	$10.310	$10.340		$9.820		$10.210

Total Return(3)	5.24%	11.87%		2.69%		4.50	%(4)(5)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$3,633,407	$147,589		$16,291		$10
Ratios (as a percentage of average daily net assets):
Expenses(6)(7)	0.71%	0.94	%(8)	0.80	%(8)	0.75	%(8)(9)
Net investment income	2.36%	5.01%		4.59%		4.15	%(9)
Portfolio Turnover of the Portfolio	19%	25%		26%		45	%(4)

(1)	For the period from the start of business, June 27, 2007, to October 31, 2007.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)	Not annualized.

(5)	Absent a capital contribution by the administrator for the period from the start of business, June 27, 2007, to October 31, 2007, total return would have been 3.99%.

(6)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(7)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(8)	The administrator subsidized certain operating expenses (equal to 0.12%, 0.33% and 673.39% of average daily net assets for the years ended October 31, 2009 and 2008, and the period from the start of business, June 27, 2007, to October 31, 2007, respectively).

(9)	Annualized.

See notes to financial statements

Eaton Vance Global Macro Absolute Return Fund as of October 31, 2010

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class R

	Period Ended
	October 31, 2010(1)

Net asset value — Beginning of period	$10.380

Income (Loss) From Operations

Net investment income(2)	$0.062
Net realized and unrealized gain	0.138

Total income from operations	$0.200

Less Distributions

From net investment income	$(0.031)
Tax return of capital	(0.219)

Total distributions	$(0.250)

Net asset value — End of period	$10.330

Total Return(3)	1.94	%(4)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$1,091
Ratios (as a percentage of average daily net assets):
Expenses(5)(6)	1.18	%(7)
Net investment income	1.06	%(7)
Portfolio Turnover of the Portfolio	19	%(8)

(1)	For the period from commencement of operations on April 8, 2010 to October 31, 2010.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)	Not annualized.

(5)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(6)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(7)	Annualized.

(8)	For the Portfolio’s year ended October 31, 2010.

See notes to financial statements

Eaton Vance Global Macro Absolute Return Fund as of October 31, 2010

NOTES TO FINANCIAL STATEMENTS

1   Significant Accounting Policies

Eaton Vance Global Macro Absolute Return Fund (the Fund) is a non-diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers four classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class I and Class R shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class-specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class’s paid shares to the total value of all paid shares. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in Global Macro Portfolio (the Portfolio), a Massachusetts business trust, having the same investment objective and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (83.4% at October 31, 2010). The performance of the Fund is directly affected by the performance of the Portfolio. The consolidated financial statements of the Portfolio, including the consolidated portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio’s Notes to Consolidated Financial Statements, which are included elsewhere in this report.

B  Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

During the year ended October 31, 2010, a capital loss carryforward of $4,585,883 was utilized to offset net realized gains by the Fund.

As of October 31, 2010, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Fund’s federal tax returns filed in the 3-year period ended October 31, 2010 remains subject to examination by the Internal Revenue Service.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the

Eaton Vance Global Macro Absolute Return Fund as of October 31, 2010

NOTES TO FINANCIAL STATEMENTS CONT’D

obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H  Other — Investment transactions are accounted for on a trade date basis. Dividends to shareholders are recorded on the ex-dividend date.

2   Distributions to Shareholders

The Fund declares dividends daily to shareholders of record at the time of declaration. Distributions are generally paid monthly. Distributions of realized capital gains (reduced by available capital loss carryforwards from prior years, if any) are made at least annually. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the reinvestment date or, at the election of the shareholder, receive distributions in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended October 31, 2010 and October 31, 2009 was as follows:

	Year Ended October 31,

	2010	2009

Distributions declared from:
Ordinary income	$20,464,889	$6,052,767
Long-term capital gains	$—	$52,282
Tax return of capital	$142,692,509	$—

During the year ended October 31, 2010, accumulated net realized loss was decreased by $35,960,908, accumulated undistributed net investment income was decreased by $35,549,561 and paid-in capital was decreased by $411,347 due to differences between book and tax accounting, primarily for swap contracts, paydown gain (loss), premium amortization and foreign currency gain (loss). These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of October 31, 2010, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Net unrealized appreciation	$119,343,774
Other temporary differences	$(10,487,535)

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to the timing of recognizing distributions to shareholders, foreign currency transactions, wash sales, tax accounting for straddle transactions, partnership allocations, futures contracts, swap contracts and premium amortization.

3   Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Eaton Vance Management (EVM) as compensation for investment advisory services rendered to the Fund. The fee is computed at an annual rate of 0.615% of the Fund’s average daily net assets that are not invested in other investment companies for which EVM or its affiliates serve as investment adviser or administrator (“Investable Assets”) up to $500 million and is payable monthly. On Investable Assets of $500 million and over, the annual fee is reduced. For the year ended October 31, 2010, the Fund incurred no investment adviser fee on Investable Assets. To the extent the Fund’s assets are invested in the Portfolio, the Fund is allocated its share of the Portfolio’s investment adviser fee. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio’s Notes to Consolidated Financial Statements which are included elsewhere in this report. EVM also serves as the administrator of the Fund, but receives no compensation. EVM has agreed to reimburse the Fund’s operating expenses to the extent that they exceed 1.20%, 1.90%, 0.90% and 1.40% annually of the Fund’s average daily net assets for Class A, Class C, Class I and Class R, respectively. This agreement may be changed or terminated after April 7, 2011. Pursuant to this agreement, EVM was allocated no operating expenses for the year ended October 31, 2010.

EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of these services. For the year ended

Eaton Vance Global Macro Absolute Return Fund as of October 31, 2010

NOTES TO FINANCIAL STATEMENTS CONT’D

October 31, 2010, EVM earned $115,388 in sub-transfer agent fees. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $1,860,608 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2010. EVD also received distribution and service fees from Class A, Class C and Class R shares (see Note 4) and contingent deferred sales charges (see Note 5).

Except for Trustees of the Fund and the Portfolio who are not members of EVM’s or BMR’s organizations, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

4   Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class A Plan provides that the Fund will pay EVD a distribution and service fee of 0.30% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2010 amounted to $4,127,920 for Class A shares.

The Fund also has in effect distribution plans for Class C shares (Class C Plan) and Class R shares (Class R Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class C Plan requires the Fund to pay EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended October 31, 2010, the Fund paid or accrued to EVD $5,129,469 for Class C shares representing 0.75% of the average daily net assets of Class C shares. The Class R Plan requires the Fund to pay EVD an amount equal to 0.50% per annum of its average daily net assets attributable to Class R shares for providing ongoing distribution services and facilities to the Fund. The Trustees of the Trust have currently limited Class R distribution payments to 0.25% per annum of the average daily net assets attributable to Class R shares. For the year ended October 31, 2010, the Fund paid or accrued to EVD $648, representing 0.25% of the average daily net assets of Class R shares.

The Class C and Class R Plans also authorize the Fund to make payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended October 31, 2010 amounted to $1,709,823 and $648 for Class C and Class R shares, respectively.

5   Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) of 1% generally is imposed on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. For the year ended October 31, 2010, the Fund was informed that EVD received approximately $238,000 and $174,000 of CDSCs paid by Class A and Class C shareholders, respectively.

6   Investment Transactions

For the year ended October 31, 2010, increases and decreases in the Fund’s investment in the Portfolio aggregated $7,030,880,646 and $31,082,817, respectively.

7   Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended October 31,
Class A	2010	2009

Sales	265,289,640	22,212,530
Issued to shareholders electing to receive payments of distributions in Fund shares	5,126,462	303,499
Redemptions	(49,431,880)	(6,151,561)

Net increase	220,984,222	16,364,468

Eaton Vance Global Macro Absolute Return Fund as of October 31, 2010

NOTES TO FINANCIAL STATEMENTS CONT’D

	Year Ended	Period Ended
Class C	October 31, 2010	October 31, 2009(1)

Sales	129,472,278	3,769,885
Issued to shareholders electing to receive payments of distributions in Fund shares	1,670,564	2,350
Redemptions	(4,122,548)	(3,358)

Net increase	127,020,294	3,768,877

	Year Ended October 31,
Class I	2010	2009

Sales	382,147,743	13,236,066
Issued to shareholders electing to receive payments of distributions in Fund shares	3,544,080	175,694
Redemptions	(47,469,326)	(800,740)

Net increase	338,222,497	12,611,020

	Period Ended
Class R	October 31, 2010(2)

Sales	107,546
Issued to shareholders electing to receive payments of distributions in Fund shares	1,042
Redemptions	(2,950)

Net increase	105,638

(1)	For the period from commencement of operations on October 1, 2009 to October 31, 2009.

(2)	For the period from commencement of operations on April 8, 2010 to October 31, 2010.

Eaton Vance Global Macro Absolute Return Fund as of October 31, 2010

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance Global Macro Absolute Return Fund:
We have audited the accompanying statement of assets and liabilities of Eaton Vance Global Macro Absolute Return Fund (the “Fund”) (one of the funds constituting Eaton Vance Mutual Funds Trust) as of October 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and the period from the start of business, June 27, 2007, to October 31, 2007. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Global Macro Absolute Return Fund as of October 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and the period from the start of business, June 27, 2007, to October 31, 2007, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 29, 2010

Eaton Vance Global Macro Absolute Return Fund as of October 31, 2010

FEDERAL TAX INFORMATION (Unaudited)

The Form 1099-DIV you receive in January 2011 will show the tax status of all distributions paid to your account in calendar year 2010. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified within 60 days of the Fund’s fiscal year end regarding the status of qualified dividend income for individuals and the foreign tax credit.

Qualified Dividend Income. The Fund designates approximately $152,987, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Foreign Tax Credit. The Fund paid foreign taxes of $3,460,766 and recognized foreign source of income of $61,652,670.

Global Macro Portfolio as of October 31, 2010

CONSOLIDATED PORTFOLIO OF INVESTMENTS

Foreign Government Bonds — 10.0%

		Principal
Security		Amount	Value

Bermuda — 0.5%

Government of Bermuda, 5.603%, 7/20/20(1)	USD	38,232,000	$41,747,891

Total Bermuda (identified cost $39,761,217)			$41,747,891

Brazil — 0.1%

Nota Do Tesouro Nacional, 6.00%, 5/15/15(2)	BRL	12,955,874	$7,631,205

Total Brazil (identified cost $6,954,217)			$7,631,205

Chile — 0.9%

Government of Chile, 6.00%, 3/1/17	CLP	2,390,000,000	$4,852,058
Government of Chile, 6.00%, 3/1/18	CLP	36,935,000,000	74,812,211

Total Chile (identified cost $77,522,521)			$79,664,269

Congo — 0.0%(5)

Republic of Congo, 3.00%, 6/30/29	USD	2,802,500	$1,737,550

Total Congo (identified cost $1,233,799)			$1,737,550

Costa Rica — 0.0%(5)

Titulo Propiedad Ud, 1.00%, 1/12/22(2)	CRC	1,302,739,517	$1,904,349
Titulo Propiedad Ud, 1.63%, 7/13/16(2)	CRC	145,210,746	243,435

Total Costa Rica (identified cost $3,067,934)			$2,147,784

Dominican Republic — 0.8%

Dominican Republic “Bonos Internos” Total Return Linked Bond (Citibank, N.A.), 16.00%, 7/10/20(3)	DOP	2,439,100,000	$70,938,101

Total Dominican Republic (identified cost $67,563,246)			$70,938,101

Georgia — 0.1%

Republic of Georgia, 7.50%, 4/15/13	USD	4,764,000	$5,026,020

Total Georgia (identified cost $3,708,138)			$5,026,020

Germany — 0.2%

Bundesrepublik Deutschland, 3.50%, 7/4/19	EUR	15,000,000	$22,623,905

Total Germany (identified cost $20,593,055)			$22,623,905

Greece — 0.2%

Hellenic Republic Government Bond, 3.70%, 7/20/15	EUR	5,000,000	$5,139,639
Hellenic Republic Government Bond, 6.10%, 8/20/15	EUR	9,775,000	11,206,720

Total Greece (identified cost $17,469,570)			$16,346,359

Israel — 0.4%

Israeli Government Bond, 3.00%, 10/31/19(2)	ILS	53,979,451	$16,933,201
Israeli Government Bond, 5.00%, 4/30/15(2)	ILS	45,562,290	15,077,332

Total Israel (identified cost $28,942,806)			$32,010,533

Macedonia — 0.1%

Republic of Macedonia, 4.625%, 12/8/15	EUR	6,594,000	$8,640,644

Total Macedonia (identified cost $5,997,685)			$8,640,644

Pakistan — 0.1%

Republic of Pakistan, 7.125%, 3/31/16(4)	USD	10,700,000	$10,029,699

Total Pakistan (identified cost $10,112,016)			$10,029,699

Poland — 0.3%

Poland Government Bond, 3.00%, 8/24/16(2)	PLN	84,575,416	$30,288,696

Total Poland (identified cost $27,380,584)			$30,288,696

Slovakia — 1.9%

Slovakia Government Bond, 0.00%, 1/27/12	EUR	125,407,000	$171,251,016

Total Slovakia (identified cost $162,617,352)			$171,251,016

South Africa — 0.9%

Republic of South Africa, 6.50%, 6/2/14	USD	67,231,000	$77,651,805

Total South Africa (identified cost $73,097,349)			$77,651,805

See notes to consolidated financial statements

Global Macro Portfolio as of October 31, 2010

CONSOLIDATED PORTFOLIO OF INVESTMENTS CONT’D

		Principal
Security		Amount	Value

Sri Lanka — 0.4%

Republic of Sri Lanka, 6.25%, 10/4/20(1)	USD	36,130,000	$37,710,687

Total Sri Lanka (identified cost $36,130,000)			$37,710,687

Taiwan — 1.0%

Taiwan Government Bond, 0.25%, 10/21/11	TWD	287,500,000	$9,377,655
Taiwan Government Bond, 0.25%, 2/10/12	TWD	2,450,100,000	79,897,272

Total Taiwan (identified cost $86,459,007)			$89,274,927

Turkey — 2.0%

Turkey Government Bond, 4.00%, 4/1/20(2)	TRY	229,656,318	$181,726,860

Total Turkey (identified cost $151,458,294)			$181,726,860

Uruguay — 0.1%

Republic of Uruguay, 5.00%, 9/14/18(2)	UYU	181,437,225	$10,547,538

Total Uruguay (identified cost $7,823,939)			$10,547,538

Total Foreign Government Bonds (identified cost $827,892,729)			$896,995,489

Foreign Corporate Bonds & Notes — 0.0%(5)

		Principal
Security		Amount	Value

Chile — 0.0%

JPMorgan Chilean Inflation Linked Note, 3.80%, 11/17/15(2)	USD	3,578,676	$3,986,638

Total Chile (identified cost $3,000,000)			$3,986,638

Total Foreign Corporate Bonds & Notes (identified cost $3,000,000)			$3,986,638

Debt Obligations — United States — 35.1%
Corporate Bonds & Notes — 0.0%(5)

		Principal
Security		Amount	Value

Eaton Corp., 8.875%, 6/15/19		$500,000	$674,625

Total Corporate Bonds & Notes (identified cost $529,851)			$674,625

Collateralized Mortgage Obligations — 1.5%

		Principal
Security		Amount	Value

Federal Home Loan Mortgage Corp.:
Series 4, Class D, 8.00%, 12/25/22		$379,547	$436,364
Series 1548, Class Z, 7.00%, 7/15/23		447,237	462,926
Series 1650, Class K, 6.50%, 1/15/24		2,848,919	3,144,592
Series 1817, Class Z, 6.50%, 2/15/26		406,022	436,201
Series 1927, Class ZA, 6.50%, 1/15/27		1,448,413	1,489,599
Series 2127, Class PG, 6.25%, 2/15/29		1,834,311	1,970,969
Series 2344, Class ZD, 6.50%, 8/15/31		2,780,882	3,079,383
Series 2458, Class ZB, 7.00%, 6/15/32		3,968,802	4,534,724

			$15,554,758

Federal National Mortgage Association:
Series 1992-180, Class F, 1.431%, 10/25/22(6)		$1,561,399	$1,599,570
Series 1993-16, Class Z, 7.50%, 2/25/23		1,524,232	1,768,670
Series 1993-79, Class PL, 7.00%, 6/25/23		1,164,914	1,324,617
Series 1993-104, Class ZB, 6.50%, 7/25/23		453,320	509,888
Series 1993-121, Class Z, 7.00%, 7/25/23		6,953,284	7,892,900
Series 1993-141, Class Z, 7.00%, 8/25/23		1,180,576	1,339,415
Series 1994-42, Class ZQ, 7.00%, 4/25/24		7,275,693	8,232,336
Series 1994-79, Class Z, 7.00%, 4/25/24		1,408,577	1,604,738
Series 1994-89, Class ZQ, 8.00%, 7/25/24		946,273	1,117,621
Series 1996-35, Class Z, 7.00%, 7/25/26		362,929	416,762
Series 1998-16, Class H, 7.00%, 4/18/28		948,032	1,089,720
Series 1998-44, Class ZA, 6.50%, 7/20/28		1,643,131	1,871,996
Series 1999-25, Class Z, 6.00%, 6/25/29		2,969,700	3,303,975
Series 2000-2, Class ZE, 7.50%, 2/25/30		430,364	505,689
Series 2000-49, Class A, 8.00%, 3/18/27		1,255,506	1,492,246
Series 2001-31, Class ZA, 6.00%, 7/25/31		16,892,675	18,852,756
Series 2001-37, Class GA, 8.00%, 7/25/16		127,057	139,860
Series 2001-74, Class QE, 6.00%, 12/25/31		6,813,762	7,507,943
Series 2009-48, Class WA, 5.852%, 7/25/39(7)		15,706,365	17,375,759
Series G48, Class Z, 7.10%, 12/25/21		1,156,750	1,305,640
Series G92-60, Class Z, 7.00%, 10/25/22		3,122,913	3,512,182
Series G93-1, Class K, 6.675%, 1/25/23		1,754,602	1,989,845
Series G93-31, Class PN, 7.00%, 9/25/23		5,436,480	6,276,015

See notes to consolidated financial statements

Global Macro Portfolio as of October 31, 2010

CONSOLIDATED PORTFOLIO OF INVESTMENTS CONT’D

	Principal
Security	Amount	Value

Federal National Mortgage Association (continued)
Series G93-41, Class ZQ, 7.00%, 12/25/23	$11,169,402	$12,897,039
Series G94-7, Class PJ, 7.50%, 5/17/24	1,764,338	2,070,910

		$105,998,092

Government National Mortgage Association:
Series 1994-7, Class PQ, 6.50%, 10/16/24	$1,285,171	$1,440,203
Series 1996-22, Class Z, 7.00%, 10/16/26	989,742	1,126,980
Series 1999-42, Class Z, 8.00%, 11/16/29	2,515,331	2,895,948
Series 2001-21, Class Z, 9.00%, 3/16/30	3,723,047	4,601,604
Series 2001-35, Class K, 6.45%, 10/26/23	411,049	460,191
Series 2002-48, Class OC, 6.00%, 9/16/30	2,837,993	2,941,400

		$13,466,326

Total Collateralized Mortgage Obligations (identified cost $127,670,403)		$135,019,176

Commercial Mortgage-Backed Securities — 0.6%

	Principal
Security	Amount	Value

GSMS, Series 2001-LIBA, Class E, 6.733%, 2/14/16(1)	$4,000,000	$4,025,496
GSMS, Series 2001-ROCK, Class B, 6.771%, 5/3/18(1)	3,890,000	3,968,654
GSMS, Series 2001-ROCK, Class C, 6.878%, 5/3/18(1)	8,155,000	8,322,842
GSMS, Series 2001-ROCK, Class G, 6.878%, 5/3/18(1)(7)	3,935,000	4,016,047
JPMCC, Series 2005-LDP5, Class AM, 5.24%, 12/15/44(7)	9,960,000	10,205,449
MLMT, Series 2006-C2, Class A2, 5.756%, 8/12/43(7)	7,000,000	7,533,270
WBCMT, Series 2004-C12, Class MAD, 5.262%, 7/15/41(1)(7)	9,762,855	10,971,027
WBCMT, Series 2005-C17, Class A4, 5.083%, 3/15/42(7)	6,000,000	6,511,514

Total Commercial Mortgage-Backed Securities (identified cost $53,787,876)		$55,554,299

Mortgage Pass-Throughs — 12.8%

	Principal
Security	Amount	Value

Federal Home Loan Mortgage Corp.:
3.179%, with maturity at 2035(8)	$7,834,041	$8,086,243
3.745%, with maturity at 2029(8)	1,635,937	1,679,178
3.916%, with maturity at 2023(8)	570,505	600,703
4.363%, with maturity at 2030(8)	2,144,799	2,297,725
4.50%, with maturity at 2018	6,039,942	6,445,331
5.00%, with various maturities to 2019	7,754,586	8,331,630
5.50%, with various maturities to 2019	20,909,957	22,724,988
6.00%, with various maturities to 2035	60,038,468	67,733,818
6.50%, with various maturities to 2033	73,332,737	83,155,044
6.60%, with maturity at 2030	3,255,613	3,761,934
7.00%, with various maturities to 2036	55,492,743	64,164,758
7.31%, with maturity at 2026	407,273	480,419
7.50%, with various maturities to 2035	34,254,107	40,291,066
7.95%, with maturity at 2022	566,755	671,709
8.00%, with various maturities to 2031	6,887,891	8,208,277
8.15%, with maturity at 2021	311,144	372,356
8.30%, with maturity at 2021	102,889	116,132
8.47%, with maturity at 2018	236,598	276,071
8.50%, with various maturities to 2028	1,570,375	1,896,662
9.00%, with various maturities to 2027	2,903,836	3,493,953
9.50%, with various maturities to 2027	299,489	369,678
9.75%, with various maturities to 2020	7,150	8,365
10.00%, with various maturities to 2020	940,741	1,097,353
10.50%, with maturity at 2021	499,684	594,286
11.00%, with maturity at 2016	679,301	773,844
13.25%, with maturity at 2013	370	379

		$327,631,902

Federal National Mortgage Association:
2.525%, with maturity at 2028(8)	$279,908	$290,477
2.968%, with maturity at 2022(8)	3,149,451	3,236,883
3.003%, with various maturities to 2035(8)	30,388,814	31,538,774
3.033%, with maturity at 2035(8)	6,720,989	6,945,907
3.047%, with various maturities to 2033(8)	26,481,796	27,376,696
3.153%, with maturity at 2025(8)	1,789,845	1,855,468
3.353%, with maturity at 2024(8)	1,438,399	1,498,653
3.722%, with maturity at 2034(8)	4,763,199	5,046,066
3.858%, with maturity at 2035(8)	17,358,127	18,432,421
3.907%, with maturity at 2023(8)	169,389	177,954
4.49%, with maturity at 2035(8)	12,712,032	13,598,595
4.50%, with various maturities to 2018	7,737,111	8,265,132
5.00%, with various maturities to 2019(9)	40,348,757	43,347,235
5.50%, with various maturities to 2023	33,389,602	36,201,397
6.00%, with various maturities to 2033	36,784,492	40,292,752
6.322%, with maturity at 2032(8)	5,455,595	5,849,424
6.50%, with various maturities to 2036	166,885,910	186,303,558
6.85%, with maturity at 2025(8)	368,141	390,172
7.00%, with various maturities to 2036	164,569,105	191,156,612
7.50%, with various maturities to 2034	24,095,432	27,779,049
8.00%, with various maturities to 2030	9,189,443	10,975,158
8.50%, with various maturities to 2037	13,803,172	16,672,875
9.00%, with various maturities to 2032	4,937,987	5,975,019
9.038%, with maturity at 2028(7)	824,647	969,735
9.50%, with various maturities to 2031	4,273,220	5,219,760
10.50%, with maturity at 2029	414,458	504,020
10.913%, with maturity at 2027(7)	795,229	934,388
11.00%, with maturity at 2016	32,579	36,009
11.50%, with maturity at 2031	663,386	854,628

		$691,724,817

See notes to consolidated financial statements

Global Macro Portfolio as of October 31, 2010

CONSOLIDATED PORTFOLIO OF INVESTMENTS CONT’D

	Principal
Security	Amount	Value

Government National Mortgage Association:
3.125%, with maturity at 2024(8)	$744,639	$773,085
6.50%, with various maturities to 2032	6,870,742	7,841,704
7.00%, with various maturities to 2035	62,082,021	72,512,927
7.50%, with various maturities to 2031	9,499,337	11,167,402
7.75%, with maturity at 2019	37,799	44,292
8.00%, with various maturities to 2034	26,498,917	31,227,987
8.30%, with various maturities to 2020	175,055	199,440
8.50%, with various maturities to 2021	1,627,698	1,863,002
9.00%, with various maturities to 2025	560,774	666,809
9.50%, with various maturities to 2026	1,912,555	2,398,532

		$128,695,180

Total Mortgage Pass-Throughs (identified cost $1,095,218,022)		$1,148,051,899

U.S. Government Agency Obligations — 4.5%

	Principal
Security	Amount	Value

Federal Home Loan Bank:
4.125%, 12/13/19	$20,000,000	$22,063,180
4.125%, 3/13/20	65,000,000	71,938,360
4.50%, 9/13/19	48,275,000	55,137,919
4.625%, 9/11/20	19,325,000	22,033,418
5.25%, 12/11/20	11,545,000	13,802,348
5.25%, 12/9/22	12,150,000	14,536,138
5.365%, 9/9/24	12,700,000	15,277,186
5.375%, 5/15/19	27,930,000	33,859,902
5.375%, 9/30/22	49,780,000	60,175,259
5.375%, 8/15/24	22,000,000	26,554,462
5.625%, 6/11/21	12,850,000	15,772,552
5.75%, 6/12/26	14,850,000	18,341,443

		$369,492,167

United States Agency for International Development - Israel:
5.50%, 12/4/23	$5,000,000	$6,150,965
5.50%, 4/26/24	22,500,000	27,804,015

		$33,954,980

Total U.S. Government Agency Obligations (identified cost $373,774,926)		$403,447,147

U.S. Treasury Obligations — 15.7%

	Principal
Security	Amount	Value

U.S. Treasury Bond, 7.25%, 5/15/16	$16,000,000	$21,027,504
U.S. Treasury Bond, 7.875%, 2/15/21(9)	1,500,000	2,205,000
U.S. Treasury Note, 0.875%, 4/30/11	95,000,000	95,341,430
U.S. Treasury Note, 1.00%, 9/30/11	100,000,000	100,703,100
U.S. Treasury Note, 1.00%, 10/31/11	100,000,000	100,761,700
U.S. Treasury Note, 1.00%, 3/31/12(9)	100,000,000	101,042,600
U.S. Treasury Note, 1.00%, 4/30/12	100,000,000	101,070,700
U.S. Treasury Note, 1.125%, 1/15/12	100,000,000	101,039,100
U.S. Treasury Note, 1.375%, 11/15/12	61,500,000	62,778,031
U.S. Treasury Note, 1.75%, 11/15/11	100,000,000	101,562,500
U.S. Treasury Note, 4.50%, 2/28/11(9)	100,000,000	101,437,500
U.S. Treasury Note, 4.625%, 8/31/11(9)	100,000,000	103,648,500
U.S. Treasury Note, 4.625%, 12/31/11	100,000,000	105,093,800
U.S. Treasury Note, 4.625%, 7/31/12(9)	50,000,000	53,798,850
U.S. Treasury Note, 4.875%, 7/31/11	100,000,000	103,488,300
U.S. Treasury Note, 4.875%, 2/15/12	50,000,000	52,974,600
U.S. Treasury Note, 5.125%, 6/30/11	100,000,000	103,269,600

Total U.S. Treasury Obligations (identified cost $1,404,113,304)		$1,411,242,815

Total Debt Obligations — United States (identified cost $3,055,094,382)		$3,153,989,961

Common Stocks — 0.0%(5)

Security	Shares	Value

Indonesia — 0.0%

APP China	8,155	$326,200

Total Indonesia
(identified cost $1,522,635)		$326,200

Total Common Stocks
(identified cost $1,522,635)		$326,200

Precious Metals — 0.9%

	Troy
Description	Ounces	Value

Gold	61,870	$84,004,511

Total Precious Metals
(identified cost $78,611,209)		$84,004,511

See notes to consolidated financial statements

Global Macro Portfolio as of October 31, 2010

CONSOLIDATED PORTFOLIO OF INVESTMENTS CONT’D

Currency Options Purchased — 0.1%

	Principal
	Amount of
	Contracts		Strike		Expiration
Description	(000’s omitted)		Price		Date	Value

Euro Put Option	EUR	193,597	EUR	1.17	5/3/12	$5,395,164

Total Currency Options Purchased (identified cost $8,845,661)						$5,395,164

Put Options Purchased — 0.1%

	Number of
	Contracts	Strike		Expiration
Description	(000’s omitted)	Price		Date	Value

KOSPI 200 Index	801,640	KRW	200	10/11/12	$8,851,469
KOSPI 200 Index	801,640	KRW	205	10/13/11	4,684,345

Total Put Options Purchased (identified cost $14,157,741)					$13,535,814

Short-Term Investments — 52.8%
Foreign Government Securities — 40.0%

		Principal
		Amount
Security		(000’s omitted)	Value

Brazil — 2.8%

Letras Do Tesouro Nacional, 0.00%, 1/1/11	BRL	354,480	$204,780,113
Letras Do Tesouro Nacional, 0.00%, 7/1/11	BRL	81,476	44,695,549

Total Brazil (identified cost $247,692,538)			$249,475,662

Croatia — 4.4%

Croatia Treasury Bill, 0.00%, 11/11/10	EUR	5,000	$6,957,678
Croatia Treasury Bill, 0.00%, 12/2/10	EUR	1,890	2,628,792
Croatia Treasury Bill, 0.00%, 12/9/10	EUR	4,300	5,979,713
Croatia Treasury Bill, 0.00%, 12/16/10	EUR	2,000	2,780,677
Croatia Treasury Bill, 0.00%, 12/30/10	EUR	9,520	13,229,664
Croatia Treasury Bill, 0.00%, 2/17/11	EUR	300	415,941
Croatia Treasury Bill, 0.00%, 4/7/11	EUR	15,742	21,754,596
Croatia Treasury Bill, 0.00%, 4/14/11	EUR	7,500	10,358,959
Croatia Treasury Bill, 0.00%, 5/5/11	EUR	46,811	64,542,386
Croatia Treasury Bill, 0.00%, 6/2/11	EUR	33,700	46,344,571
Croatia Treasury Bill, 0.00%, 6/9/11	EUR	58,408	80,267,163
Croatia Treasury Bill, 0.00%, 6/16/11	EUR	14,581	20,023,523
Croatia Treasury Bill, 0.00%, 6/30/11	EUR	29,000	39,765,245
Croatia Treasury Bill, 0.00%, 7/7/11	EUR	4,750	6,508,249
Croatia Treasury Bill, 0.00%, 7/28/11	EUR	2,700	3,690,444
Croatia Treasury Bill, 0.00%, 8/4/11	EUR	998	1,362,945
Croatia Treasury Bill, 0.00%, 8/25/11	EUR	6,011	8,187,326
Croatia Treasury Bill, 0.00%, 9/1/11	EUR	4,450	6,055,519
Croatia Treasury Bill, 0.00%, 9/8/11	EUR	33,115	45,020,184
Croatia Treasury Bill, 0.00%, 9/15/11	EUR	9,706	13,182,844

Total Croatia (identified cost $357,257,139)			$399,056,419

Egypt — 6.5%

Egypt Treasury Bill, 0.00%, 11/2/10	EGP	211,850	$36,671,997
Egypt Treasury Bill, 0.00%, 11/9/10	EGP	44,900	7,758,900
Egypt Treasury Bill, 0.00%, 11/23/10	EGP	372,275	64,117,233
Egypt Treasury Bill, 0.00%, 12/7/10	EGP	159,050	27,297,604
Egypt Treasury Bill, 0.00%, 12/14/10	EGP	82,375	14,110,236
Egypt Treasury Bill, 0.00%, 12/21/10	EGP	289,350	49,474,604
Egypt Treasury Bill, 0.00%, 12/28/10	EGP	211,200	36,047,092
Egypt Treasury Bill, 0.00%, 1/4/11	EGP	109,900	18,723,441
Egypt Treasury Bill, 0.00%, 1/11/11	EGP	25,000	4,251,461
Egypt Treasury Bill, 0.00%, 2/8/11	EGP	29,675	5,009,254
Egypt Treasury Bill, 0.00%, 2/15/11	EGP	383,900	64,684,300
Egypt Treasury Bill, 0.00%, 3/1/11	EGP	140,700	23,618,888
Egypt Treasury Bill, 0.00%, 3/22/11	EGP	36,575	6,104,885
Egypt Treasury Bill, 0.00%, 3/29/11	EGP	32,350	5,389,351
Egypt Treasury Bill, 0.00%, 4/5/11	EGP	142,025	23,613,693
Egypt Treasury Bill, 0.00%, 4/12/11	EGP	101,050	16,768,027
Egypt Treasury Bill, 0.00%, 4/19/11	EGP	164,725	27,264,808
Egypt Treasury Bill, 0.00%, 4/26/11	EGP	88,750	14,666,054
Egypt Treasury Bill, 0.00%, 5/3/11	EGP	60,225	9,935,313
Egypt Treasury Bill, 0.00%, 6/7/11	EGP	168,475	27,523,734
Egypt Treasury Bill, 0.00%, 6/21/11	EGP	197,375	32,118,661
Egypt Treasury Bill, 0.00%, 7/12/11	EGP	299,250	48,390,690
Egypt Treasury Bill, 0.00%, 8/9/11	EGP	117,550	18,858,737

Total Egypt (identified cost $591,880,857)			$582,398,963

Iceland — 0.1%

Iceland Treasury Bill, 0.00%, 11/15/10	ISK	690,000	$5,245,014
Iceland Treasury Bill, 0.00%, 2/15/11	ISK	212,594	1,600,403
Iceland Treasury Note, 13.75%, 12/10/10	ISK	688,000	5,299,397

Total Iceland (identified cost $11,019,580)			$12,144,814

See notes to consolidated financial statements

Global Macro Portfolio as of October 31, 2010

CONSOLIDATED PORTFOLIO OF INVESTMENTS CONT’D

		Principal
		Amount
Security		(000’s omitted)	Value

Indonesia — 0.0%

Indonesia Treasury Bill, 0.00%, 2/10/11	IDR	23,378,000	$2,576,302

Total Indonesia (identified cost $2,578,452)			$2,576,302

Israel — 6.4%

Israeli Treasury Bill, 0.00%, 12/1/10	ILS	166,873	$45,818,355
Israeli Treasury Bill, 0.00%, 1/5/11	ILS	379,991	104,135,616
Israeli Treasury Bill, 0.00%, 3/2/11	ILS	164,790	45,010,719
Israeli Treasury Bill, 0.00%, 4/6/11	ILS	626,217	170,683,104
Israeli Treasury Bill, 0.00%, 5/4/11	ILS	180,244	49,033,507
Israeli Treasury Bill, 0.00%, 6/1/11	ILS	472,925	128,394,162
Israeli Treasury Bill, 0.00%, 7/6/11	ILS	40,254	10,906,393
Israeli Treasury Bill, 0.00%, 8/3/11	ILS	48,930	13,222,069
Israeli Treasury Bill, 0.00%, 10/5/11	ILS	23,121	6,222,414

Total Israel (identified cost $552,059,519)			$573,426,339

Japan — 2.3%

Japan Treasury Bill, 0.00%, 11/8/10	JPY	16,360,000	$203,303,242

Total Japan (identified cost $191,192,395)			$203,303,242

Lebanon — 3.9%

Lebanon Treasury Bill, 0.00%, 11/4/10	LBP	3,897,910	$2,595,265
Lebanon Treasury Bill, 0.00%, 11/18/10	LBP	2,439,470	1,621,817
Lebanon Treasury Bill, 0.00%, 12/2/10	LBP	2,500,000	1,659,560
Lebanon Treasury Bill, 0.00%, 12/9/10	LBP	49,173,810	32,617,535
Lebanon Treasury Bill, 0.00%, 12/16/10	LBP	2,350,000	1,557,576
Lebanon Treasury Bill, 0.00%, 12/23/10	LBP	17,853,950	11,824,406
Lebanon Treasury Bill, 0.00%, 12/30/10	LBP	3,487,360	2,307,815
Lebanon Treasury Bill, 0.00%, 1/6/11	LBP	65,972,770	43,623,780
Lebanon Treasury Bill, 0.00%, 1/13/11	LBP	3,150,000	2,081,225
Lebanon Treasury Bill, 0.00%, 1/20/11	LBP	25,403,400	16,770,644
Lebanon Treasury Bill, 0.00%, 2/3/11	LBP	33,270,910	21,928,433
Lebanon Treasury Bill, 0.00%, 2/17/11	LBP	64,084,440	42,166,793
Lebanon Treasury Bill, 0.00%, 3/3/11	LBP	18,363,940	12,062,821
Lebanon Treasury Bill, 0.00%, 3/17/11	LBP	20,797,490	13,637,805
Lebanon Treasury Bill, 0.00%, 3/31/11	LBP	42,056,910	27,530,044
Lebanon Treasury Bill, 0.00%, 4/7/11	LBP	2,447,320	1,600,573
Lebanon Treasury Bill, 0.00%, 4/14/11	LBP	55,881,880	36,514,583
Lebanon Treasury Bill, 0.00%, 5/19/11	LBP	18,430,000	11,987,481
Lebanon Treasury Bill, 0.00%, 6/30/11	LBP	32,731,600	21,168,034
Lebanon Treasury Bill, 0.00%, 7/14/11	LBP	19,612,330	12,658,773
Lebanon Treasury Bill, 0.00%, 8/11/11	LBP	5,144,000	3,306,896
Lebanon Treasury Bill, 0.00%, 9/22/11	LBP	2,802,380	1,790,387
Lebanon Treasury Bill, 0.00%, 10/6/11	LBP	8,561,610	5,458,212
Lebanon Treasury Note, 4.58%, 7/28/11	LBP	22,262,480	14,822,793
Lebanon Treasury Note, 9.32%, 12/2/10	LBP	6,979,900	4,669,815
Lebanon Treasury Note, 9.32%, 12/16/10	LBP	5,000,000	3,351,798

Total Lebanon (identified cost $350,650,191)			$351,314,864

Malaysia — 2.3%

Malaysia Treasury Bill, 0.00%, 11/2/10	MYR	66,048	$21,220,480
Malaysia Treasury Bill, 0.00%, 11/9/10	MYR	31,455	10,100,780
Malaysia Treasury Bill, 0.00%, 11/16/10	MYR	57,630	18,496,054
Malaysia Treasury Bill, 0.00%, 12/30/10	MYR	71,803	22,966,114
Malaysia Treasury Bill, 0.00%, 1/4/11	MYR	66,276	21,190,002
Malaysia Treasury Bill, 0.00%, 1/6/11	MYR	162,988	52,102,730
Malaysia Treasury Bill, 0.00%, 1/20/11	MYR	110,244	35,203,320
Malaysia Treasury Bill, 0.00%, 2/10/11	MYR	73,128	23,312,591

Total Malaysia (identified cost $205,354,061)			$204,592,071

Mexico — 3.5%

Mexico Treasury Bill, 0.00%, 12/2/10	MXN	1,765,975	$142,500,796
Mexico Treasury Bill, 0.00%, 1/6/11	MXN	574,320	46,145,598
Mexico Treasury Bill, 0.00%, 1/13/11	MXN	289,578	23,241,519
Mexico Treasury Bill, 0.00%, 1/20/11	MXN	809,902	64,967,285
Mexico Treasury Bill, 0.00%, 1/27/11	MXN	482,830	38,687,790

Total Mexico (identified cost $304,882,970)			$315,542,988

Romania — 0.4%

Romania Government Bond, 4.25%, 11/29/10	EUR	23,000	$32,069,342

Total Romania (identified cost $29,893,947)			$32,069,342

Slovakia — 0.3%

Slovakia Treasury Bill, 0.00%, 1/19/11	EUR	19,969	$27,731,643

Total Slovakia (identified cost $25,013,621)			$27,731,643

South Korea — 0.5%

Korea Monetary Stabilization Bond, 0.00%, 11/9/10	KRW	10,000,000	$8,882,612
Korea Monetary Stabilization Bond, 0.00%, 11/9/10	KRW	8,092,920	7,188,626
Korea Monetary Stabilization Bond, 0.00%, 11/26/10	KRW	3,624,680	3,216,382
Korea Monetary Stabilization Bond, 0.00%, 12/7/10	KRW	9,212,710	8,169,425
Korea Monetary Stabilization Bond, 0.00%, 12/24/10	KRW	5,638,390	4,994,493

See notes to consolidated financial statements

Global Macro Portfolio as of October 31, 2010

CONSOLIDATED PORTFOLIO OF INVESTMENTS CONT’D

		Principal
		Amount
Security		(000’s omitted)	Value

South Korea (continued)

Korea Monetary Stabilization Bond, 3.07%, 1/28/11	KRW	17,401,800	$15,487,625

Total South Korea (identified cost $46,932,812)			$47,939,163

Sri Lanka — 1.1%

Sri Lanka Treasury Bill, 0.00%, 11/5/10	LKR	578,870	$5,178,929
Sri Lanka Treasury Bill, 0.00%, 11/12/10	LKR	61,630	550,558
Sri Lanka Treasury Bill, 0.00%, 1/21/11	LKR	1,264,880	11,150,883
Sri Lanka Treasury Bill, 0.00%, 2/18/11	LKR	600,000	5,261,406
Sri Lanka Treasury Bill, 0.00%, 3/11/11	LKR	1,200,590	10,485,834
Sri Lanka Treasury Bill, 0.00%, 3/18/11	LKR	545,550	4,758,378
Sri Lanka Treasury Bill, 0.00%, 3/25/11	LKR	1,911,190	16,647,295
Sri Lanka Treasury Bill, 0.00%, 4/29/11	LKR	605,800	5,241,296
Sri Lanka Treasury Bill, 0.00%, 4/29/11	LKR	65,000	562,371
Sri Lanka Treasury Bill, 0.00%, 5/13/11	LKR	210,380	1,815,260
Sri Lanka Treasury Bill, 0.00%, 7/15/11	LKR	1,773,550	15,115,443
Sri Lanka Treasury Bill, 0.00%, 7/22/11	LKR	1,255,000	10,681,607
Sri Lanka Treasury Bill, 0.00%, 8/5/11	LKR	1,161,300	9,857,476
Sri Lanka Treasury Bill, 0.00%, 10/7/11	LKR	706,080	5,921,017

Total Sri Lanka (identified cost $101,076,721)			$103,227,753

Switzerland — 2.3%

Switzerland National Bank, 0.00%, 12/20/10	CHF	205,000	$208,293,583

Total Switzerland (identified cost $207,916,203)			$208,293,583

Turkey — 2.0%

Turkey Government Bond, 0.00%, 12/8/10	TRY	18,000	$12,466,539
Turkey Government Bond, 0.00%, 2/2/11	TRY	114,525	78,578,195
Turkey Government Bond, 0.00%, 4/13/11	TRY	14,313	9,672,888
Turkey Government Bond, 0.00%, 5/11/11	TRY	103,537	69,548,120
Turkey Government Bond, 0.00%, 6/8/11	TRY	13,759	9,195,666

Total Turkey (identified cost $164,366,814)			$179,461,408

Uruguay — 1.2%

Uruguay Sovereign Bond, 0.00%, 4/29/11	UYU	107,600	$5,148,259
Uruguay Treasury Bill, 0.00%, 11/12/10	UYU	21,360	1,060,157
Uruguay Treasury Bill, 0.00%, 11/17/10	UYU	21,000	1,041,349
Uruguay Treasury Bill, 0.00%, 11/18/10	UYU	36,000	1,784,830
Uruguay Treasury Bill, 0.00%, 11/23/10	UYU	71,300	3,531,656
Uruguay Treasury Bill, 0.00%, 11/24/10	UYU	43,134	2,136,130
Uruguay Treasury Bill, 0.00%, 12/7/10	UYU	8,437	416,752
Uruguay Treasury Bill, 0.00%, 12/21/10	UYU	109,690	5,402,423
Uruguay Treasury Bill, 0.00%, 12/23/10	UYU	77,094	3,795,408
Uruguay Treasury Bill, 0.00%, 12/30/10	UYU	48,257	2,372,141
Uruguay Treasury Bill, 0.00%, 1/4/11	UYU	39,410	1,935,090
Uruguay Treasury Bill, 0.00%, 1/18/11	UYU	60,770	2,974,344
Uruguay Treasury Bill, 0.00%, 1/19/11	UYU	120,000	5,871,940
Uruguay Treasury Bill, 0.00%, 1/20/11	UYU	13,200	645,762
Uruguay Treasury Bill, 0.00%, 2/3/11	UYU	100,000	4,875,572
Uruguay Treasury Bill, 0.00%, 2/9/11	UYU	20,000	973,652
Uruguay Treasury Bill, 0.00%, 2/10/11	UYU	121,528	5,914,762
Uruguay Treasury Bill, 0.00%, 2/18/11	UYU	100,000	4,857,065
Uruguay Treasury Bill, 0.00%, 3/17/11	UYU	202,130	9,763,080
Uruguay Treasury Bill, 0.00%, 3/23/11	UYU	21,480	1,036,169
Uruguay Treasury Bill, 0.00%, 3/25/11	UYU	72,970	3,519,078
Uruguay Treasury Bill, 0.00%, 4/12/11	UYU	200,000	9,606,269
Uruguay Treasury Bill, 0.00%, 4/13/11	UYU	91,975	4,416,676
Uruguay Treasury Bill, 0.00%, 5/10/11	UYU	13,094	624,926
Uruguay Treasury Bill, 0.00%, 6/3/11	UYU	115,150	5,465,099
Uruguay Treasury Bill, 0.00%, 6/23/11	UYU	43,800	2,069,016
Uruguay Treasury Bill, 0.00%, 7/5/11	UYU	110,580	5,208,703
Uruguay Treasury Bill, 0.00%, 8/11/11	UYU	61,790	2,884,701
Uruguay Treasury Bill, 0.00%, 8/12/11	UYU	69,150	3,227,516
Uruguay Treasury Bill, 0.00%, 9/16/11	UYU	162,992	7,542,299
Uruguay Treasury Bill, 0.00%, 9/29/11	UYU	13,815	637,208
Uruguay Treasury Bill, 0.00%, 10/21/11	UYU	33,600	1,541,237

Total Uruguay (identified cost $111,607,493)			$112,279,269

Zambia — 0.0%(5)

Zambia Treasury Bill, 0.00%, 1/31/11	ZMK	3,398,000	$724,324

Total Zambia (identified cost $723,707)			$724,324

Total Foreign Government Securities (identified cost $3,502,099,020)			$3,605,558,149

U.S. Treasury Obligations — 11.4%

		Principal
		Amount
Security		(000’s omitted)	Value

United States Treasury Bill, 0.00%, 11/4/10		$50,000	$49,999,550
United States Treasury Bill, 0.00%, 11/12/10		170,000	169,994,730

See notes to consolidated financial statements

Global Macro Portfolio as of October 31, 2010

CONSOLIDATED PORTFOLIO OF INVESTMENTS CONT’D

		Principal
		Amount
Security		(000’s omitted)	Value

United States Treasury Bill, 0.00%, 11/18/10(9)		$100,000	$99,995,200
United States Treasury Bill, 0.00%, 12/2/10		100,000	99,990,100
United States Treasury Bill, 0.00%, 12/16/10		100,000	99,984,400
United States Treasury Bill, 0.00%, 1/13/11		100,000	99,979,300
United States Treasury Bill, 0.00%, 2/10/11		100,000	99,965,800
United States Treasury Bill, 0.00%, 3/10/11		100,000	99,953,400
United States Treasury Bill, 0.00%, 3/24/11		110,000	109,943,240
United States Treasury Bill, 0.00%, 6/2/11		100,000	99,905,300

Total U.S. Treasury Obligations (identified cost $1,029,558,600)			$1,029,711,020

Repurchase Agreements — 0.8%

		Principal
		Amount
Description		(000’s omitted)	Value

Bank of America, dated 10/29/2010 with a maturity date of 1/28/11, an interest rate of 0.55% and repurchase proceeds of EUR 15,847,001, collateralized by EUR 15,000,000 Spanish Government Bond 4.60% due 7/30/19 and a market value of $22,024,334.	EUR	15,825	$22,025,236
Bank of America, dated 10/29/2010 with an interest rate of 0.35% collateralized by $27,000,000 Turkey Government Bond 11.875% due 1/15/2030 and a market value of $49,831,875(10)	USD	49,680	49,680,000

Total Repurchase Agreements (identified cost $71,466,267)			$71,705,236

Other Securities — 0.6%

		Interest
Description		(000’s omitted)	Value

Eaton Vance Cash Reserves Fund, LLC, 0.22%(11)(12)		$49,009	$49,009,091

Total Other Securities
(identified cost $49,009,091)			$49,009,091

Total Short-Term Investments
(identified cost $4,652,132,978)			$4,755,983,496

Total Investments — 99.0%
(identified cost $8,641,257,335)			$8,914,217,273

Other Assets, Less Liabilities — 1.0%			$92,807,614

Net Assets — 100.0%			$9,007,024,887

The percentage shown for each investment category in the Consolidated Portfolio of Investments is based on net assets.

GSMS - Goldman Sachs Mortgage Securities Corporation II

JPMCC - JPMorgan Chase Commercial Mortgage Securities Corp.

MLMT - Merrill Lynch Mortgage Trust

WBCMT - Wachovia Bank Commercial Mortgage Trust

BRL - Brazilian Real

CHF - Swiss Franc

CLP - Chilean Peso

CRC - Costa Rican Colon

DOP - Dominican Peso

EGP - Egyptian Pound

EUR - Euro

HKD - Hong Kong Dollar

IDR - Indonesian Rupiah

ILS - Israeli Shekel

ISK - Icelandic Krona

JPY - Japanese Yen

KRW - South Korean Won

LBP - Lebanese Pound

LKR - Sri Lankan Rupee

MXN - Mexican Peso

MYR - Malaysian Ringgit

PLN - Polish Zloty

TRY - New Turkish Lira

TWD - New Taiwan Dollar

USD - United States Dollar

UYU - Uruguayan Peso

ZMK - Zambian Kwacha

(1)	Security exempt from registration under Rule 144A under the Securities Act of 1933. These securities may be sold in certain transactions (normally to qualified institutional buyers) and remain exempt from registration. At October 31, 2010, the aggregate value of these securities is $110,762,644 or 1.2% of the Portfolio’s net assets.

(2)	Inflation-linked security whose principal is adjusted for inflation based on changes in a designated inflation index or inflation rate for the applicable country. Interest is calculated based on the inflation-adjusted principal.

(3)	Security represents a structured security whose market value and interest rate are linked to the performance of the underlying security.

(4)	Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

See notes to consolidated financial statements

Global Macro Portfolio as of October 31, 2010

CONSOLIDATED PORTFOLIO OF INVESTMENTS CONT’D

(5)	Rounds to less than 0.05%.

(6)	Floating-rate security.

(7)	Weighted average fixed-rate coupon that changes/updates monthly.

(8)	Adjustable rate mortgage security. Rate shown is the rate at October 31, 2010.

(9)	Security (or a portion thereof) has been pledged to cover collateral requirements on open financial contracts.

(10)	Open repurchase agreement with no specific maturity date. Either party may terminate the agreement upon demand.

(11)	Affiliated investment company available to Eaton Vance portfolios and funds which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of October 31, 2010.

(12)	Net income allocated from the investment in Eaton Vance Cash Reserves Fund, LLC and Cash Management Portfolio, an affiliated investment company, for the year ended October 31, 2010 was $388,103 and $0, respectively.

Securities Sold Short — (0.5)%
Common Stocks — (0.3)%

Security		Shares	Value

China Life Insurance Co., Ltd., Class H		(1,785,000)	$(7,847,368)
Industrial & Commercial Bank of China, Class H		(10,350,000)	(8,361,696)
Ping An Insurance Group Co. of China, Ltd., Class H		(960,000)	(10,335,696)

Total Common Stocks
(proceeds $22,426,098)			$(26,544,760)

Foreign Government Bonds — (0.2)%

		Principal
		Amount
Security		(000’s omitted)	Value

Spanish Government Bond, 4.60%, 7/30/19	EUR	(15,000)	$(21,781,581)

Total Foreign Government Bonds
(proceeds $20,554,622)			$(21,781,581)

Total Securities Sold Short
(proceeds $42,980,720)			$(48,326,341)

See notes to consolidated financial statements

Global Macro Portfolio as of October 31, 2010

CONSOLIDATED FINANCIAL STATEMENTS

Consolidated Statement of Assets and Liabilities

As of October 31, 2010

Assets

Unaffiliated investments, at value (identified cost, $8,592,248,244)	$8,865,208,182
Affiliated investment, at value (identified cost, $49,009,091)	49,009,091
Cash	151,030,975
Restricted cash*	27,856,500
Foreign currency, at value (identified cost, $2,463,004)	2,405,678
Interest and dividends receivable	32,394,445
Interest receivable from affiliated investment	40,464
Receivable for investments sold	2,690,218
Receivable for open forward foreign currency exchange contracts	21,515,081
Receivable for closed forward foreign currency exchange contracts	7,277,596
Receivable for open swap contracts	27,414,636
Receivable for closed options	14,838
Premium paid on open swap contracts	93,659,977

Total assets	$9,280,517,681

Liabilities

Payable for investments purchased	$53,097,548
Payable for variation margin on open financial futures contracts	125,168
Payable for open forward foreign currency exchange contracts	120,085,876
Payable for closed forward foreign currency exchange contracts	5,695,428
Payable for open swap contracts	37,850,236
Premium received on open swap contracts	3,445,623
Payable for securities sold short, at value (proceeds, $42,980,720)	48,326,341
Payable to affiliates:
Investment adviser fee	3,888,495
Trustees’ fees	4,208
Interest payable for securities sold short	235,981
Accrued expenses	737,890

Total liabilities	$273,492,794

Net Assets applicable to investors’ interest in Portfolio	$9,007,024,887

Sources of Net Assets

Net proceeds from capital contributions and withdrawals	$8,852,341,907
Net unrealized appreciation	154,682,980

Total	$9,007,024,887

*	Represents restricted cash on deposit at the custodian for securities sold short.

Consolidated Statement of Operations

For the Year Ended
October 31, 2010

Investment Income

Interest (net of foreign taxes, $4,634,431)	$153,085,990
Dividends (net of foreign taxes, $19,739)	180,079
Interest allocated from affiliated investments	548,490
Expenses allocated from affiliated investments	(160,387)

Total investment income	$153,654,172

Expenses

Investment adviser fee	$25,112,769
Trustees’ fees and expenses	51,696
Custodian fee	576,925
Legal and accounting services	425,510
Interest and dividends on securities sold short	482,023
Miscellaneous	324,291

Total expenses	$26,973,214

Deduct —
Reduction of custodian fee	$670

Total expense reductions	$670

Net expenses	$26,972,544

Net investment income	$126,681,628

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —
Investment transactions	$37,859,881
Investment transactions allocated from affiliated investments	(10,052)
Financial futures contracts	(14,055,333)
Swap contracts	(20,984,245)
Written options	522,711
Foreign currency and forward foreign currency exchange contract transactions	(38,382,023)

Net realized loss	$(35,049,061)

Change in unrealized appreciation (depreciation) —
Investments	$225,267,509
Securities sold short	(5,345,621)
Financial futures contracts	(3,722,307)
Swap contracts	(6,788,867)
Written options	(309,320)
Foreign currency and forward foreign currency exchange contracts	(100,996,166)

Net change in unrealized appreciation (depreciation)	$108,105,228

Net realized and unrealized gain	$73,056,167

Net increase in net assets from operations	$199,737,795

See notes to consolidated financial statements

Global Macro Portfolio as of October 31, 2010

CONSOLIDATED FINANCIAL STATEMENTS CONT’D

Consolidated Statements of Changes in Net Assets

Increase (Decrease)	Year Ended	Year Ended
in Net Assets	October 31, 2010	October 31, 2009

From operations —
Net investment income	$126,681,628	$43,997,485
Net realized loss from investment transactions, financial futures contracts, swap contracts, written options, and foreign currency and forward foreign currency exchange contract transactions	(35,049,061)	(18,984,748)
Net change in unrealized appreciation (depreciation) from investments, securities sold short, financial futures contracts, swap contracts, written options, foreign currency and forward foreign currency exchange contracts	108,105,228	81,089,939

Net increase in net assets from operations	$199,737,795	$106,102,676

Capital transactions —
Contributions	$7,587,790,195	$530,666,796
Withdrawals	(99,529,088)	(162,764,389)

Net increase in net assets from capital transactions	$7,488,261,107	$367,902,407

Net increase in net assets	$7,687,998,902	$474,005,083

Net Assets

At beginning of year	$1,319,025,985	$845,020,902

At end of year	$9,007,024,887	$1,319,025,985

See notes to consolidated financial statements

Global Macro Portfolio as of October 31, 2010

CONSOLIDATED FINANCIAL STATEMENTS CONT’D

Consolidated Supplementary Data

	Year Ended October 31,

	2010	2009	2008	2007	2006

Ratios/Supplemental Data

Ratios (as a percentage of average daily net assets):
Expenses(1)	0.57%	0.72%	0.63%	0.67%	0.66%
Net investment income	2.67%	4.93%	5.25%	5.16%	4.49%
Portfolio Turnover	19%	25%	26%	45%	41%

Total Return	5.31%	12.10%	2.97%	10.34%	7.60%

Net assets, end of year (000’s omitted)	$9,007,025	$1,319,026	$845,021	$688,393	$563,226

(1)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

See notes to consolidated financial statements

Global Macro Portfolio as of October 31, 2010

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1   Significant Accounting Policies

Global Macro Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a non-diversified, open-end management investment company. The Portfolio’s investment objective is to seek total return. Total return is defined as income plus capital appreciation. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At October 31, 2010, Eaton Vance Global Macro Absolute Return Fund, Eaton Vance Strategic Income Fund and Eaton Vance International (Cayman Islands) Strategic Income Fund held an interest of 83.4%, 13.0% and 2.3%, respectively, in the Portfolio.

The Portfolio seeks to gain exposure to the commodity markets, in whole or in part, through investments in Eaton Vance GMP Commodity Subsidiary, Ltd. (the Subsidiary), a wholly-owned subsidiary of the Portfolio organized under the laws of the Cayman Islands with the same objective and investment policies and restrictions as the Portfolio. The Portfolio may invest up to 25% of its total assets in the Subsidiary. The net assets of the Subsidiary at October 31, 2010 were $354,900,455 or 3.9% of the Portfolio’s consolidated net assets. The accompanying consolidated financial statements include the accounts of the Subsidiary, which commenced operations in May 2010. Intercompany balances and transactions have been eliminated in consolidation.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Debt obligations (including short-term obligations with a remaining maturity of more than sixty days and excluding most seasoned mortgage-backed securities) are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Most seasoned, fixed rate 30-year mortgage-backed securities are valued through the use of the investment adviser’s matrix pricing system, which takes into account bond prices, yield differentials, anticipated prepayments and interest rates provided by dealers. Short-term debt securities purchased with a remaining maturity of sixty days or less (excluding those that are non-U.S. dollar denominated, which typically are valued by a pricing service or dealer quotes) are generally valued at amortized cost, which approximates market value. Equity securities (including common shares of closed-end investment companies) listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that will use various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events. Precious metals are valued at the New York Composite mean quotation reported by Bloomberg at the valuation time. Exchange-traded options are valued at the mean between the bid and asked prices at valuation time as reported by the Options Price Reporting Authority for U.S. listed options or by the relevant exchange or board of trade for non-U.S. listed options. Over-the-counter options (including options on securities, indices and foreign currencies) are valued by a third party pricing service using techniques that consider factors including the value of the underlying instrument, the volatility of the underlying instrument and the period of time until option expiration. Financial futures contracts are valued at the settlement price established by the board of trade or exchange on which they are traded. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average asked prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Portfolio’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service. Interest rate swaps and options on interest rate swaps (“swaptions”) are normally valued using valuations provided by a third party pricing service. Such pricing service valuations are based on the present value of fixed and projected floating rate cash flows over the term of the swap contract. Future cash flows are discounted to their present value using swap rates provided by electronic data services or by broker/dealers. Alternatively, swaptions may be valued at the valuation provided by the counterparty, so determined using the same techniques as those employed by the pricing service. Credit default swaps are normally valued using valuations provided by a third party pricing service. The pricing services employ electronic data processing techniques to determine the present value based on credit spread quotations obtained from broker/dealers and expected default recovery rates determined by the

Global Macro Portfolio as of October 31, 2010

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS CONT’D

pricing service using proprietary models. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that most fairly reflects the security’s value, or the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker-dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

The Portfolio may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). Cash Reserves Fund generally values its investment securities utilizing the amortized cost valuation technique in accordance with Rule 2a-7 under the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Reserves Fund may value its investment securities in the same manner as debt obligations described above.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Inflation adjustments to the principal amount of inflation-adjusted bonds and notes are reflected as interest income. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Withholding taxes on foreign dividends, interest and capital gains have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and any other items of income, gain, loss, deduction or credit.

The Portfolio is subject to a two percent transaction tax on foreign currency inflows for new investments in Brazil. Such tax is included in net realized gain (loss) on foreign currency.

The Subsidiary is treated as a controlled foreign corporation under the Internal Revenue Code and is not expected to be subject to U.S. federal income tax. The Portfolio is treated as a U.S. shareholder of the Subsidiary. As a result, the Portfolio is required to include in gross income for U.S. federal income tax purposes all of the Subsidiary’s income, whether or not such income is distributed by the Subsidiary. If a net loss is realized by the Subsidiary, such loss is not generally available to offset the income earned by the Portfolio.

As of October 31, 2010, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Portfolio’s federal tax returns filed in the 3-year period ended October 31, 2010 remains subject to examination by the Internal Revenue Service.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Portfolio maintains with SSBT. All credit balances, if any, used to reduce the Portfolio’s custodian fees are reported as a reduction of expenses in the Consolidated Statement of Operations.

F  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases

Global Macro Portfolio as of October 31, 2010

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS CONT’D

and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G  Use of Estimates — The preparation of the consolidated financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the consolidated financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders and the By-laws provide that the Portfolio shall assume the defense on behalf of any Portfolio interestholder. Moreover, the By-laws also provide for indemnification out of Portfolio property of any interestholder held personally liable solely by reason of being or having been an interestholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

I  Financial Futures Contracts — The Portfolio may enter into financial futures contracts. The Portfolio’s investment in financial futures contracts is designed for hedging against changes in interest rates or as a substitute for the purchase of securities. Upon entering into a financial futures contract, the Portfolio is required to deposit with the broker, either in cash or securities, an amount equal to a certain percentage of the purchase price (initial margin). Subsequent payments, known as variation margin, are made or received by the Portfolio each business day, depending on the daily fluctuations in the value of the underlying security, and are recorded as unrealized gains or losses by the Portfolio. Gains (losses) are realized upon the expiration or closing of the financial futures contracts. Should market conditions change unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. Futures contracts have minimal counterparty risk as they are exchange traded and the clearinghouse for the exchange is substituted as the counterparty, guaranteeing counterparty performance.

J  Forward Foreign Currency Exchange Contracts — The Portfolio may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The Portfolio enters into forward contracts for hedging purposes as well as non-hedging purposes. The forward foreign currency exchange contract is adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts has been closed or offset by another contract with the same broker for the same settlement date and currency. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar.

K  Written Options — Upon the writing of a call or a put option, the premium received by the Portfolio is included in the Consolidated Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written, in accordance with the Portfolio’s policies on investment valuations discussed above. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option on a security is exercised, the premium reduces the cost basis of the securities purchased by the Portfolio. The Portfolio, as a writer of an option, may have no control over whether the underlying securities or other assets may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities or other assets underlying the written option. The Portfolio may also bear the risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

L  Purchased Options — Upon the purchase of a call or put option, the premium paid by the Portfolio is included in the Consolidated Statement of Assets and Liabilities as an investment. The amount of the investment is subsequently marked-to-market to reflect the current market value of the option purchased, in accordance with

Global Macro Portfolio as of October 31, 2010

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS CONT’D

the Portfolio’s policies on investment valuations discussed above. If an option which the Portfolio had purchased expires on the stipulated expiration date, the Portfolio will realize a loss in the amount of the cost of the option. If the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss, depending on whether the sales proceeds received from the closing sale transaction are greater or less than the cost of the option. If the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid. The risk associated with purchasing options is limited to the premium originally paid.

M  Interest Rate Swaps — Pursuant to interest rate swap agreements, the Portfolio either makes floating-rate payments based on a benchmark interest rate in exchange for fixed-rate payments or the Portfolio makes fixed-rate payments in exchange for payments on a floating benchmark interest rate. Payments received or made are recorded as realized gains or losses. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains or losses. The value of the swap is determined by changes in the relationship between two rates of interest. The Portfolio is exposed to credit loss in the event of non-performance by the swap counterparty. Risk may also arise from movements in interest rates.

N  Spread Lock Swap Contracts — A spread lock swap contract allows the user to lock in the forward differential (or spread) between the swap rate and a specified benchmark on an interest rate swap contract. These contracts involve commitments to pay or receive a settlement amount calculated based on the difference between the swap spread and an agreed upon fixed spread, the notional amount of the agreement and the duration of the swap. During the term of the outstanding spread lock swap contract, changes in the underlying value of the swap are recorded as unrealized gains or losses. Payments received or made at the termination of the spread lock swap contract are recorded as realized gains or losses. Upon termination, the Portfolio is obligated to enter into the interest rate swap agreement which can be closed at any time up to the maturity date at the then current value. The Portfolio is exposed to credit loss in the event of non-performance by the counterparty.

O  Cross-Currency Swaps — Cross-currency swaps are interest rate swaps in which interest cash flows are exchanged between two parties based on the notional amounts of two different currencies. The notional amounts are typically determined based on the spot exchange rates at the inception of the trade. Cross-currency swaps also involve the exchange of the notional amounts at the start of the contract at the current spot rate with an agreement to re-exchange such amounts at a later date at either the same exchange rate, a specified rate or the then current spot rate. The entire principal value of a cross-currency swap is subject to the risk that the counterparty to the swap will default on its contractual delivery obligations.

P  Credit Default Swaps — When the Portfolio is the buyer of a credit default swap contract, the Portfolio is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation (or basket of debt obligations) from the counterparty to the contract if a credit event by a third party, such as a U.S. or foreign corporate issuer or sovereign issuer, on the debt obligation occurs. In return, the Portfolio pays the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Portfolio would have spent the stream of payments and received no benefits from the contract. When the Portfolio is the seller of a credit default swap contract, it receives the stream of payments, but is obligated to pay to the buyer of the protection an amount up to the notional amount of the swap and in certain instances take delivery of securities of the reference entity upon the occurrence of a credit event, as defined under the terms of that particular swap agreement. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring, obligation acceleration and repudiation/moratorium. If the Portfolio is a seller of protection and a credit event occurs, the maximum potential amount of future payments that the Portfolio could be required to make would be an amount equal to the notional amount of the agreement. This potential amount would be partially offset by any recovery value of the respective referenced obligation, or net amount received from the settlement of a buy protection credit default swap agreement entered into by the Portfolio for the same referenced obligation. As the seller, the Portfolio effectively adds leverage to its portfolio because, in addition to its total net assets, the Portfolio is subject to investment exposure on the notional amount of the swap. The interest fee paid or received on the swap contract, which is based on a specified interest rate on a fixed notional amount, is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as realized gain upon receipt or realized loss upon payment. The Portfolio also records an increase or decrease to unrealized appreciation (depreciation) in an amount equal to the daily valuation. Up-front payments or receipts, if any, are recorded as other assets or other liabilities, respectively, and amortized over the life of the swap contract as realized gains or losses. The Portfolio segregates assets in the form of cash or liquid securities in an amount equal to the notional amount of the credit default swaps of which it is the seller. The Portfolio segregates assets in the form of cash or liquid

Global Macro Portfolio as of October 31, 2010

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS CONT’D

securities in an amount equal to any unrealized depreciation of the credit default swaps of which it is the buyer, marked to market on a daily basis. These transactions involve certain risks, including the risk that the seller may be unable to fulfill the transaction.

Q  Total Return Swaps — In a total return swap, the Portfolio makes payments at a rate equal to a predetermined spread to the one or three-month LIBOR. In exchange, the Portfolio receives payments based on the rate of return of a benchmark industry index or basket of securities. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains and losses. Periodic payments received or made are recorded as realized gains or losses. The value of the swap is determined by changes in the relationship between the rate of interest and the benchmark industry index or basket of securities. The Portfolio is exposed to credit loss in the event of nonperformance by the swap counterparty. Risk may also arise from the unanticipated movements in value of interest rates, securities, or the index.

R  When-Issued Securities and Delayed Delivery Transactions — The Portfolio may purchase or sell securities on a delayed delivery or when-issued basis, including TBA (To Be Announced) securities. Payment and delivery may take place after the customary settlement period for that security. At the time the transaction is negotiated, the price of the security that will be delivered is fixed. The Portfolio maintains security positions for these commitments such that sufficient liquid assets will be available to make payments upon settlement. Securities purchased on a delayed delivery or when-issued basis are marked-to-market daily and begin earning interest on settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

S  Repurchase Agreements — The Portfolio may enter into repurchase agreements with banks and broker-dealers determined to be creditworthy by the Portfolio’s investment adviser. Under a repurchase agreement, the Portfolio buys a security at one price and simultaneously promises to sell that same security back to the seller at a higher price for settlement at a later date. At the time the Portfolio enters into a repurchase agreement, it typically receives collateral at least equal to the repurchase price. The value of the collateral will be marked to market daily and, except in the case of a repurchase agreement entered to facilitate a short sale, the value of such collateral will at least equal 90% of such repurchase price. The terms of a repurchase agreement entered into to facilitate a short sale may provide that the value of collateral received by the Portfolio is less than the repurchase price. In such a case, the Portfolio will segregate liquid assets equal to the marked to market value of its obligation to the counterparty to the repurchase agreement. In the event of bankruptcy of the counterparty or a third party custodian, the Portfolio might experience delays in recovering its cash or experience a loss.

T  Securities Sold Short — The Portfolio may seek to hedge investments or increase total return through short sales of securities. A short sale is a transaction in which the Portfolio sells a security it does not own in anticipation of a decline in the market value of that security. To complete such a transaction, the Portfolio must borrow the security to make delivery to the buyer with an obligation to replace such borrowed security at a later date. Until the security is replaced, the Portfolio is required to repay the lender any dividends or interest, which accrue during the period of the loan. The proceeds received from a short sale are recorded as a liability and the Portfolio records an unrealized gain or loss to the extent of the difference between the proceeds received and the value of the open short position on the day of determination. A gain, limited to the price at which the Portfolio sold the security short, or a loss, potentially unlimited as there is no upward limit on the price of a security, is recorded when the short position is terminated. Interest and dividends payable on securities sold short are recorded as an expense.

U  Forward Sale Commitments — The Portfolio may enter into forward sale commitments to sell generic U.S. government agency MBS to hedge its portfolio positions and/or to enhance return. The proceeds to be received from the forward sale commitment are recorded as a liability and are subsequently valued at approximately the current market value of the underlying security in accordance with the Portfolio’s policies on investment valuations discussed above. The Portfolio records an unrealized gain or loss on investments to the extent of the difference between the proceeds to be received and the value of the open forward sale commitment on the day of determination. If the forward sale commitment is closed through the acquisition of an offsetting purchase commitment or the delivery of securities, the Portfolio realizes a gain or loss on investments based on the price established when the Portfolio entered into the commitment.

2   Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of EVM, as compensation for investment advisory services rendered to the Portfolio and the Subsidiary. Pursuant to the investment advisory agreement between the Portfolio and BMR and the investment advisory agreement between the Subsidiary and BMR, the Portfolio and Subsidiary each pay BMR a fee at an annual rate of 0.615% of its respective average daily net assets up to $500 million,

Global Macro Portfolio as of October 31, 2010

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS CONT’D

0.595% from $500 million up to $1 billion, 0.575% from $1 billion up to $1.5 billion, 0.555% from $1.5 billion up to $2 billion, 0.520% from $2 billion up to $3 billion, and 0.490% of average daily net assets of $3 billion or more, and is payable monthly. In determining the investment adviser fee for the Portfolio and Subsidiary, the applicable advisory fee rate is based on the average daily net assets of the Portfolio (inclusive of its interest in the Subsidiary). Such fee rate is then assessed separately on the Portfolio’s average daily net assets (exclusive of its interest in the Subsidiary) and the Subsidiary’s average daily net assets to determine the amount of the investment adviser fee. Prior to its liquidation in February 2010, the portion of the adviser fee payable by Cash Management Portfolio, an affiliated investment company, on the Portfolio’s investment of cash therein was credited against the Portfolio’s investment adviser fee. The Portfolio currently invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund. For the year ended October 31, 2010, the Portfolio’s investment adviser fee totaled $25,223,179 of which $110,410 was allocated from Cash Management Portfolio and $25,112,769 was paid or accrued directly by the Portfolio. For the year ended October 31, 2010, the Portfolio’s investment adviser fee, including the portion allocated from Cash Management Portfolio, was 0.531% of the Portfolio’s consolidated average daily net assets.

Except for Trustees of the Portfolio who are not members of EVM’s or BMR’s organizations, officers and Trustees receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2010, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3   Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, forward sale commitments and short sale transactions, and including maturities and paydowns, for the year ended October 31, 2010 were as follows:

Purchases

Investments (non-U.S. Government)	$1,006,514,764
U.S. Government and Agency Securities	2,292,654,734

$3,299,169,498

Sales

Investments (non-U.S. Government)	$237,306,919
U.S. Government and Agency Securities	236,059,118

$473,366,037

4   Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at October 31, 2010, as determined on a federal income tax basis, were as follows:

Aggregate cost	$8,667,772,927

Gross unrealized appreciation	$251,646,441
Gross unrealized depreciation	(5,202,095)

Net unrealized appreciation	$246,444,346

The net unrealized depreciation on futures contracts, swaps, foreign currency and forward foreign currency exchange contracts at October 31, 2010 on a federal income tax basis was $55,413,164.

5   Financial Instruments

The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include written options, forward foreign currency exchange contracts, financial futures contracts and swap contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

A summary of obligations under these financial instruments at October 31, 2010 is as follows:

Forward Foreign Currency Exchange Contracts

Sales

				Net Unrealized
Settlement				Appreciation
Date	Deliver	In Exchange For	Counterparty	(Depreciation)

11/1/10	Euro 133,400,993	United States Dollar 187,667,184	JPMorgan Chase Bank	$1,999,671
11/4/10	Chilean Peso 7,731,700,397	United States Dollar 15,817,718	Deutsche Bank	12,584
11/4/10	South African Rand 105,585,000	United States Dollar 15,053,465	Bank of America	(14,651)

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS CONT’D

Forward Foreign Currency Exchange Contracts (continued)

Sales

				Net Unrealized
Settlement				Appreciation
Date	Deliver	In Exchange For	Counterparty	(Depreciation)

11/4/10	Sri Lankan Rupee 578,870,000	United States Dollar 4,966,710	HSBC Bank USA	$(217,309)
11/8/10	Japanese Yen 8,500,000,000	United States Dollar 99,691,449	Barclays Bank PLC	(5,942,914)
11/8/10	Japanese Yen 7,860,000,000	United States Dollar 92,167,520	Barclays Bank PLC	(5,513,197)
11/10/10	Euro 3,217,000	United States Dollar 4,491,897	Credit Suisse	14,897
11/10/10	Euro 127,725,000	United States Dollar 178,595,952	Goldman Sachs, Inc.	844,981
11/10/10	Euro 127,725,000	United States Dollar 178,597,357	Standard Chartered Bank	846,386
11/10/10	South African Rand 555,056,500	United States Dollar 75,341,582	Bank of America	(3,797,092)
11/10/10	South African Rand 53,900,000	United States Dollar 7,318,398	Deutsche Bank	(366,540)
11/12/10	Euro 5,000,000	United States Dollar 6,746,650	Citigroup Global Markets	(211,533)
11/12/10	Sri Lankan Rupee 61,630,000	United States Dollar 528,559	HSBC Bank USA	(23,080)
11/16/10	Euro 133,400,993	United States Dollar 185,596,133	Bank of America	(40,869)
11/19/10	South African Rand 369,802,480	United States Dollar 50,183,536	Barclays Bank PLC	(2,468,404)
11/22/10	Euro 33,400,000	United States Dollar 46,633,748	Goldman Sachs, Inc.	158,538
11/22/10	Euro 14,688,524	United States Dollar 20,481,972	Goldman Sachs, Inc.	43,282
11/24/10	Euro 32,495,000	United States Dollar 45,152,290	HSBC Bank USA	(62,576)
11/24/10	Euro 31,966,000	United States Dollar 44,417,620	Standard Chartered Bank	(61,173)
11/29/10	Euro 23,977,500	United States Dollar 31,003,627	Deutsche Bank	(2,357,685)
12/1/10	Euro 62,893,473	United States Dollar 86,759,030	Deutsche Bank	(746,319)
12/1/10	Israeli Shekel 38,453,000	United States Dollar 10,072,823	Deutsche Bank	(499,486)
12/2/10	Euro 1,300,000	United States Dollar 1,769,950	HSBC Bank USA	(38,753)
12/2/10	Euro 590,000	United States Dollar 731,740	JPMorgan Chase Bank	(89,133)
12/2/10	Mexican Peso 265,315,000	United States Dollar 20,095,054	Bank of America	(1,350,289)
12/2/10	Mexican Peso 489,240,000	United States Dollar 36,619,760	Barclays Bank PLC	(2,925,384)
12/2/10	Mexican Peso 465,760,000	United States Dollar 34,887,083	Credit Suisse	(2,760,179)
12/2/10	Mexican Peso 465,760,000	United States Dollar 34,955,158	HSBC Bank USA	(2,692,104)
12/3/10	South African Rand 708,160,000	United States Dollar 100,276,122	Bank of America	(332,629)
12/8/10	New Turkish Lira 18,000,000	United States Dollar 11,062,627	Deutsche Bank	(1,407,007)
12/9/10	Euro 1,250,000	United States Dollar 1,700,958	Goldman Sachs, Inc.	(38,013)
12/9/10	Euro 3,050,000	United States Dollar 4,130,920	Goldman Sachs, Inc.	(112,169)
12/16/10	Euro 2,000,000	United States Dollar 2,469,774	HSBC Bank USA	(312,312)
12/20/10	Swiss Franc 204,959,103	United States Dollar 208,371,181	Goldman Sachs, Inc.	8,208
12/30/10	Euro 1,500,000	United States Dollar 1,902,594	Citigroup Global Markets	(183,570)
12/30/10	Euro 1,145,000	United States Dollar 1,555,769	Deutsche Bank	(36,670)
12/30/10	Euro 3,000,000	United States Dollar 3,722,445	HSBC Bank USA	(449,884)
12/30/10	Euro 3,875,000	United States Dollar 4,648,973	JPMorgan Chase Bank	(740,285)
1/5/11	Israeli Shekel 189,965,000	United States Dollar 50,263,269	Deutsche Bank	(1,945,380)
1/19/11	Euro 19,969,000	United States Dollar 25,041,126	Deutsche Bank	(2,723,159)
1/21/11	Sri Lankan Rupee 1,264,880,000	United States Dollar 10,876,010	HSBC Bank USA	(422,100)
2/2/11	New Turkish Lira 50,000,000	United States Dollar 30,765,444	Deutsche Bank	(3,546,742)
2/2/11	New Turkish Lira 64,525,000	United States Dollar 39,488,984	Deutsche Bank	(4,790,892)
2/17/11	Euro 300,000	United States Dollar 406,061	Goldman Sachs, Inc.	(10,854)
2/18/11	Sri Lankan Rupee 600,000,000	United States Dollar 4,936,240	HSBC Bank USA	(419,734)
3/2/11	Israeli Shekel 39,800,000	United States Dollar 10,530,493	Credit Suisse	(398,492)
3/2/11	Israeli Shekel 98,830,000	United States Dollar 25,902,241	Deutsche Bank	(1,236,242)
3/2/11	Israeli Shekel 26,160,000	United States Dollar 6,866,502	Deutsche Bank	(316,972)
3/11/11	Sri Lankan Rupee 1,200,590,000	United States Dollar 9,881,399	HSBC Bank USA	(829,612)
3/18/11	Sri Lankan Rupee 545,550,000	United States Dollar 4,482,744	HSBC Bank USA	(383,417)
3/25/11	Sri Lankan Rupee 800,000,000	United States Dollar 6,608,839	Standard Chartered Bank	(525,572)
3/25/11	Sri Lankan Rupee 1,111,190,000	United States Dollar 9,179,595	Standard Chartered Bank	(730,013)
4/6/11	Israeli Shekel 137,380,000	United States Dollar 36,907,289	Barclays Bank PLC	(789,862)
4/6/11	Israeli Shekel 137,240,000	United States Dollar 36,862,745	Citigroup Global Markets	(795,989)
4/6/11	Israeli Shekel 274,601,000	United States Dollar 73,797,635	Deutsche Bank	(1,553,036)

Global Macro Portfolio as of October 31, 2010

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS CONT’D

Forward Foreign Currency Exchange Contracts (continued)

Sales

				Net Unrealized
Settlement				Appreciation
Date	Deliver	In Exchange For	Counterparty	(Depreciation)

4/6/11	Israeli Shekel 45,831,000	United States Dollar 11,778,720	Deutsche Bank	$(797,332)
4/6/11	Israeli Shekel 31,165,000	United States Dollar 8,005,394	Citigroup Global Markets	(546,299)
4/7/11	Euro 15,742,000	United States Dollar 21,092,234	HSBC Bank USA	(765,832)
4/14/11	Euro 7,500,000	United States Dollar 10,185,375	JPMorgan Chase Bank	(227,238)
4/29/11	Sri Lankan Rupee 605,800,000	United States Dollar 5,377,719	Standard Chartered Bank	(19,609)
4/29/11	Sri Lankan Rupee 65,000,000	United States Dollar 543,024	Standard Chartered Bank	(36,088)
5/4/11	Israeli Shekel 21,804,000	United States Dollar 5,836,970	Barclays Bank PLC	(142,614)
5/4/11	Israeli Shekel 98,440,000	United States Dollar 26,159,979	Citigroup Global Markets	(836,455)
5/4/11	Israeli Shekel 60,000,000	United States Dollar 15,837,403	Deutsche Bank	(617,148)
5/5/11	Euro 2,152,000	United States Dollar 2,737,344	Bank of America	(249,270)
5/5/11	Euro 3,000,000	United States Dollar 3,899,082	Citigroup Global Markets	(264,413)
5/5/11	Euro 5,000,000	United States Dollar 6,212,490	Citigroup Global Markets	(726,668)
5/5/11	Euro 24,659,000	United States Dollar 32,313,154	HSBC Bank USA	(1,909,388)
5/5/11	Euro 10,000,000	United States Dollar 12,355,130	HSBC Bank USA	(1,523,187)
5/5/11	Euro 2,000,000	United States Dollar 2,521,396	HSBC Bank USA	(254,267)
5/11/11	New Turkish Lira 50,000,000	United States Dollar 30,024,620	Deutsche Bank	(3,701,218)
5/13/11	Sri Lankan Rupee 210,380,000	United States Dollar 1,761,239	HSBC Bank USA	(112,222)
6/1/11	Israeli Shekel 79,000,000	United States Dollar 20,376,580	Bank of America	(1,275,477)
6/1/11	Israeli Shekel 77,000,000	United States Dollar 20,172,911	Barclays Bank PLC	(930,993)
6/1/11	Israeli Shekel 36,000,000	United States Dollar 9,420,385	Citigroup Global Markets	(446,375)
6/2/11	Euro 33,700,000	United States Dollar 41,225,210	HSBC Bank USA	(5,520,075)
6/8/11	New Turkish Lira 13,759,000	United States Dollar 8,288,554	Deutsche Bank	(946,524)
6/9/11	Euro 9,158,000	United States Dollar 11,379,731	Deutsche Bank	(1,321,662)
6/9/11	Euro 49,250,000	United States Dollar 59,224,603	Deutsche Bank	(9,081,097)
6/16/11	Euro 14,581,000	United States Dollar 17,981,435	Citigroup Global Markets	(2,238,550)
6/30/11	Euro 29,000,000	United States Dollar 35,434,897	JPMorgan Chase Bank	(4,769,833)
7/6/11	Israeli Shekel 3,144,000	United States Dollar 850,764	Deutsche Bank	(10,282)
7/7/11	Euro 4,750,000	United States Dollar 5,978,730	Deutsche Bank	(605,661)
7/15/11	Sri Lankan Rupee 1,773,550,000	United States Dollar 14,925,103	HSBC Bank USA	(832,554)
7/22/11	Sri Lankan Rupee 1,255,000,000	United States Dollar 10,658,174	Standard Chartered Bank	(489,438)
7/28/11	Euro 2,700,000	United States Dollar 3,510,675	Deutsche Bank	(230,554)
8/3/11	Israeli Shekel 48,930,000	United States Dollar 13,561,530	Barclays Bank PLC	169,231
8/4/11	Euro 998,000	United States Dollar 1,316,152	Deutsche Bank	(66,532)
8/5/11	Sri Lankan Rupee 1,161,300,000	United States Dollar 9,989,677	HSBC Bank USA	(320,413)
8/25/11	Euro 6,011,000	United States Dollar 7,574,461	Deutsche Bank	(750,093)
9/1/11	Euro 4,450,000	United States Dollar 5,644,736	Deutsche Bank	(517,166)
9/8/11	Euro 33,115,000	United States Dollar 42,050,752	Citigroup Global Markets	(3,797,217)
9/15/11	Euro 9,706,000	United States Dollar 12,603,629	Deutsche Bank	(832,562)
10/5/11	Israeli Shekel 23,121,000	United States Dollar 6,380,847	Barclays Bank PLC	62,621
10/7/11	Sri Lankan Rupee 706,080,000	United States Dollar 6,240,212	HSBC Bank USA	(14,149)
1/27/12	Euro 67,367,000	United States Dollar 93,784,969	Deutsche Bank	781,595
1/27/12	Euro 24,280,000	United States Dollar 30,267,448	Deutsche Bank	(3,252,256)
1/27/12	Euro 33,760,000	United States Dollar 41,519,640	Deutsche Bank	(5,087,659)

			(108,333,653)

Purchases

				Net Unrealized
Settlement				Appreciation
Date	In Exchange For	Deliver	Counterparty	(Depreciation)

11/1/10	New Turkish Lira 3,000,000	United States Dollar 2,065,831	HSBC Bank USA	$25,709
11/2/10	Chilean Peso 1,775,670,608	United States Dollar 3,587,213	Citigroup Global Markets	42,901
11/2/10	Swedish Krona 37,000,000	Euro 3,932,952	Citigroup Global Markets	65,329
11/2/10	Swedish Krona 37,188,787	Euro 3,988,501	Goldman Sachs, Inc.	(16,279)
11/2/10	Ukraine Hryvnia 79,600,500	United States Dollar 9,994,413	Barclays Bank PLC	18,229

Global Macro Portfolio as of October 31, 2010

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS CONT’D

Forward Foreign Currency Exchange Contracts (continued)

Purchases

				Net Unrealized
Settlement				Appreciation
Date	In Exchange For	Deliver	Counterparty	(Depreciation)

11/2/10	Ukraine Hryvnia 68,820,950	United States Dollar 8,632,292	Deutsche Bank	$24,431
11/3/10	Russian Ruble 560,000,000	United States Dollar 18,363,365	Goldman Sachs, Inc.	(210,701)
11/4/10	Chilean Peso 3,800,000,000	United States Dollar 7,839,901	Credit Suisse	(71,945)
11/4/10	Chilean Peso 3,929,050,000	United States Dollar 8,105,312	Standard Chartered Bank	(73,552)
11/4/10	Czech Koruna 1,457,000,056	Euro 59,283,072	Barclays Bank PLC	(177,703)
11/4/10	Polish Zloty 33,467,375	Euro 8,377,106	Barclays Bank PLC	82,089
11/4/10	Qatari Rial 181,393,500	United States Dollar 49,821,061	Deutsche Bank	28,159
11/4/10	Ukraine Hryvnia 35,590,000	United States Dollar 4,459,900	HSBC Bank USA	14,391
11/5/10	Australian Dollar 29,900,000	New Zealand Dollar 39,268,866	Citigroup Global Markets	(651,345)
11/5/10	Indonesian Rupiah 188,850,000,000	United States Dollar 20,981,002	Deutsche Bank	144,931
11/8/10	Colombian Peso 42,800,000,000	United States Dollar 23,826,092	Bank of America	(557,529)
11/8/10	Czech Koruna 359,967,500	Euro 14,708,160	Bank of America	(129,781)
11/8/10	Czech Koruna 444,846,000	Euro 18,206,024	Barclays Bank PLC	(201,794)
11/8/10	Czech Koruna 318,644,500	Euro 13,035,214	Deutsche Bank	(136,453)
11/8/10	Czech Koruna 467,880,000	Euro 19,117,431	HSBC Bank USA	(168,688)
11/8/10	Indian Rupee 722,055,000	United States Dollar 16,255,178	Barclays Bank PLC	(15,355)
11/8/10	Indian Rupee 776,460,000	United States Dollar 16,481,851	Credit Suisse	981,601
11/8/10	Indian Rupee 664,455,000	United States Dollar 14,958,465	Credit Suisse	(14,130)
11/8/10	Indian Rupee 776,460,000	United States Dollar 16,481,851	Deutsche Bank	981,601
11/8/10	Indian Rupee 260,524,000	United States Dollar 5,530,121	Goldman Sachs, Inc.	329,354
11/8/10	Indonesian Rupiah 117,160,000,000	United States Dollar 12,878,971	Citigroup Global Markets	224,709
11/8/10	Malaysian Ringgit 50,218,000	United States Dollar 16,165,980	Barclays Bank PLC	(21,309)
11/8/10	Malaysian Ringgit 59,018,000	United States Dollar 18,999,453	Credit Suisse	(25,654)
11/8/10	Malaysian Ringgit 50,218,000	United States Dollar 16,165,460	Deutsche Bank	(20,788)
11/8/10	Malaysian Ringgit 30,810,000	United States Dollar 9,864,566	JPMorgan Chase Bank	40,594
11/10/10	Qatari Rial 27,022,075	United States Dollar 7,420,385	Bank of America	5,050
11/10/10	Qatari Rial 270,457,000	United States Dollar 74,291,169	Deutsche Bank	28,104
11/10/10	Russian Ruble 560,000,000	United States Dollar 18,494,666	Deutsche Bank	(374,897)
11/12/10	Indonesian Rupiah 118,008,000,000	United States Dollar 13,214,782	Credit Suisse	(19,702)
11/12/10	Indonesian Rupiah 20,745,000,000	United States Dollar 2,299,889	Deutsche Bank	19,716
11/12/10	Indonesian Rupiah 80,710,000,000	United States Dollar 8,952,856	HSBC Bank USA	71,743
11/12/10	New Turkish Lira 13,066,141	United States Dollar 9,154,767	Bank of America	(62,585)
11/12/10	New Turkish Lira 4,490,328	United States Dollar 3,180,119	HSBC Bank USA	(55,487)
11/12/10	Polish Zloty 262,766,860	Euro 65,967,128	Bank of America	329,382
11/12/10	South Korean Won 20,432,810,000	United States Dollar 18,228,607	Credit Suisse	(76,866)
11/12/10	South Korean Won 26,160,890,000	United States Dollar 23,339,183	JPMorgan Chase Bank	(98,830)
11/15/10	Indonesian Rupiah 63,155,000,000	United States Dollar 6,959,229	Goldman Sachs, Inc.	101,074
11/15/10	Malaysian Ringgit 16,170,000	United States Dollar 5,175,725	Goldman Sachs, Inc.	24,747
11/15/10	Malaysian Ringgit 40,810,000	United States Dollar 13,078,451	HSBC Bank USA	46,549
11/15/10	Malaysian Ringgit 34,010,000	United States Dollar 10,885,987	HSBC Bank USA	52,049
11/15/10	New Turkish Lira 120,303,288	United States Dollar 78,491,086	Bank of America	5,179,687
11/15/10	New Turkish Lira 2,400,000	United States Dollar 1,641,082	Standard Chartered Bank	28,115
11/15/10	Polish Zloty 242,711,500	Euro 61,397,764	Credit Suisse	(358,748)
11/18/10	Ukraine Hryvnia 103,015,412	United States Dollar 12,889,010	Credit Suisse	12,645
11/18/10	Ukraine Hryvnia 109,149,552	United States Dollar 13,660,770	Deutsche Bank	9,125
11/18/10	Ukraine Hryvnia 144,300,000	United States Dollar 18,048,780	HSBC Bank USA	23,358
11/19/10	Indian Rupee 519,589,000	United States Dollar 11,718,290	Barclays Bank PLC	(49,956)
11/19/10	Indian Rupee 732,321,000	United States Dollar 16,516,035	Credit Suisse	(70,409)
11/19/10	Indonesian Rupiah 100,424,800,000	United States Dollar 11,245,778	Goldman Sachs, Inc.	(21,891)
11/19/10	Norwegian Krone 747,585,075	Euro 92,153,720	Goldman Sachs, Inc.	(697,456)
11/19/10	Norwegian Krone 30,900,000	Euro 3,795,090	Goldman Sachs, Inc.	(9,474)

Global Macro Portfolio as of October 31, 2010

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS CONT’D

Forward Foreign Currency Exchange Contracts (continued)

Purchases

				Net Unrealized
Settlement				Appreciation
Date	In Exchange For	Deliver	Counterparty	(Depreciation)

11/19/10	Swedish Krona 543,560,100	Euro 58,677,749	Citigroup Global Markets	$(317,264)
11/19/10	Swedish Krona 35,400,000	Euro 3,813,077	Deutsche Bank	(9,000)
11/23/10	Czech Koruna 1,661,462,000	Euro 67,895,077	Credit Suisse	(612,041)
11/23/10	Ukraine Hryvnia 28,800,000	United States Dollar 3,600,000	Bank of America	2,026
11/24/10	Malaysian Ringgit 36,345,000	United States Dollar 11,725,328	Bank of America	(30,686)
11/24/10	Malaysian Ringgit 49,295,000	United States Dollar 15,903,152	Citigroup Global Markets	(41,619)
11/24/10	Qatari Rial 18,700,000	United States Dollar 5,136,516	Deutsche Bank	1,163
11/26/10	Indian Rupee 800,000,000	United States Dollar 17,925,162	Barclays Bank PLC	22,923
11/26/10	Indian Rupee 800,000,000	United States Dollar 17,925,162	Citigroup Global Markets	22,923
11/26/10	Indian Rupee 916,400,000	United States Dollar 20,533,274	Deutsche Bank	26,258
11/26/10	Indian Rupee 916,400,000	United States Dollar 20,533,274	Standard Chartered Bank	26,258
11/26/10	Indonesian Rupiah 92,655,600,000	United States Dollar 10,352,581	Credit Suisse	(1,736)
11/26/10	Indonesian Rupiah 125,489,400,000	United States Dollar 14,024,296	HSBC Bank USA	(5,483)
11/29/10	Indian Rupee 578,950,000	United States Dollar 12,951,902	Barclays Bank PLC	31,515
11/29/10	Indian Rupee 578,950,000	United States Dollar 12,954,800	Deutsche Bank	28,616
11/29/10	Indonesian Rupiah 82,285,000,000	United States Dollar 9,226,845	Deutsche Bank	(36,327)
11/29/10	South Korean Won 18,592,450,000	United States Dollar 16,493,489	Bank of America	12,959
11/29/10	South Korean Won 24,008,650,000	United States Dollar 21,299,370	Citigroup Global Markets	15,600
11/30/10	Colombian Peso 48,411,322,500	United States Dollar 26,207,949	Credit Suisse	105,484
11/30/10	Israeli Shekel 25,700,000	United States Dollar 7,020,707	Bank of America	45,388
11/30/10	Israeli Shekel 3,000,000	United States Dollar 828,592	Bank of America	(3,756)
11/30/10	Israeli Shekel 181,044,570	United States Dollar 49,138,142	Deutsche Bank	639,217
11/30/10	Polish Zloty 191,000,000	Euro 47,812,156	Deutsche Bank	359,744
12/1/10	Georgian Lari 927,050	United States Dollar 500,000	Liberty Capital Market	20,965
12/1/10	Israeli Shekel 35,393,000	United States Dollar 9,834,530	Bank of America	(103,542)
12/1/10	Qatari Rial 187,196,000	United States Dollar 51,414,760	Citigroup Global Markets	11,253
12/2/10	Brazilian Real 14,100,000	United States Dollar 8,191,007	Standard Chartered Bank	50,807
12/2/10	Czech Koruna 1,200,000,000	Euro 48,697,504	Barclays Bank PLC	30,453
12/2/10	Czech Koruna 1,217,947,417	Euro 49,461,802	Credit Suisse	(19,136)
12/2/10	Australian Dollar 48,289,100	New Zealand Dollar 61,196,776	Credit Suisse	591,796
12/2/10	Australian Dollar 50,000,000	New Zealand Dollar 64,635,000	Standard Chartered Bank	(353,084)
12/2/10	Qatari Rial 167,515,000	United States Dollar 45,999,121	Bank of America	19,587
12/2/10	South Korean Won 23,916,900,000	United States Dollar 21,247,191	Bank of America	(16,032)
12/2/10	South Korean Won 23,916,900,000	United States Dollar 21,246,813	Credit Suisse	(15,655)
12/2/10	Swedish Krona 605,010,000	Euro 64,854,279	Goldman Sachs, Inc.	261,408
12/3/10	New Turkish Lira 120,784,064	United States Dollar 83,518,230	Bank of America	227,383
12/6/10	Czech Koruna 2,266,574,408	Euro 92,028,682	HSBC Bank USA	(8,152)
12/6/10	Indonesian Rupiah 75,606,000,000	United States Dollar 8,454,210	Citigroup Global Markets	(13,096)
12/6/10	Indonesian Rupiah 158,685,000,000	United States Dollar 17,738,095	Deutsche Bank	(21,537)
12/6/10	Indonesian Rupiah 147,881,000,000	United States Dollar 16,534,101	HSBC Bank USA	(23,767)
12/6/10	South Korean Won 3,749,000,000	United States Dollar 3,363,237	Goldman Sachs, Inc.	(35,710)
12/8/10	Malaysian Ringgit 59,018,000	United States Dollar 18,981,732	Credit Suisse	13,058
12/8/10	Malaysian Ringgit 50,218,000	United States Dollar 16,149,863	Deutsche Bank	12,670
12/9/10	South Korean Won 11,750,000,000	United States Dollar 10,465,841	HSBC Bank USA	(37,937)
12/17/10	Colombian Peso 13,574,303,631	United States Dollar 7,574,101	Credit Suisse	(193,534)
12/20/10	Indonesian Rupiah 131,599,750,000	United States Dollar 14,720,330	Credit Suisse	(38,491)
12/20/10	Indonesian Rupiah 76,870,000,000	United States Dollar 8,598,434	JPMorgan Chase Bank	(22,483)
12/28/10	Swedish Krona 91,645,000	Euro 9,830,887	Deutsche Bank	22,562
12/28/10	Swedish Krona 94,280,000	Euro 10,112,191	HSBC Bank USA	25,096
12/28/10	Swedish Krona 119,935,000	Euro 12,866,353	Standard Chartered Bank	28,471
12/31/10	New Turkish Lira 39,082,000	United States Dollar 26,485,497	Deutsche Bank	482,857
12/31/10	Polish Zloty 190,795,500	Euro 47,707,224	Citigroup Global Markets	313,937

Global Macro Portfolio as of October 31, 2010

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS CONT’D

Forward Foreign Currency Exchange Contracts (continued)

Purchases

				Net Unrealized
Settlement				Appreciation
Date	In Exchange For	Deliver	Counterparty	(Depreciation)

1/26/11	Colombian Peso 11,707,035,000	United States Dollar 6,421,851	Bank of America	$(55,080)
1/26/11	Colombian Peso 9,550,520,000	United States Dollar 5,238,903	Barclays Bank PLC	(44,934)
1/26/11	Colombian Peso 10,265,120,000	United States Dollar 5,621,643	Credit Suisse	(39,044)
1/26/11	Colombian Peso 11,019,940,000	United States Dollar 6,051,587	Deutsche Bank	(58,486)
1/31/11	Czech Koruna 135,045,000	Euro 5,481,279	Credit Suisse	2,070
2/3/11	Colombian Peso 16,150,000,000	United States Dollar 8,822,726	Credit Suisse	(40,302)
3/2/11	Georgian Lari 931,850	United States Dollar 500,000	Liberty Capital Market	21,074
4/8/11	Yuan Renminbi 66,250,000	United States Dollar 10,000,000	HSBC Bank USA	108,651
4/8/11	Yuan Renminbi 66,250,000	United States Dollar 10,000,000	JPMorgan Chase Bank	108,651
5/31/11	Georgian Lari 936,300	United States Dollar 500,000	Liberty Capital Market	20,930
6/15/11	Yuan Renminbi 36,900,000	United States Dollar 5,586,677	Citigroup Global Markets	70,312
6/15/11	Yuan Renminbi 77,900,000	United States Dollar 11,785,174	HSBC Bank USA	157,359
7/18/11	Yuan Renminbi 105,300,000	United States Dollar 15,817,936	Citigroup Global Markets	356,042
8/9/11	Yuan Renminbi 61,650,000	United States Dollar 9,212,493	Bank of America	271,703
8/9/11	Yuan Renminbi 62,310,000	United States Dollar 9,315,294	Goldman Sachs, Inc.	270,435
8/9/11	Yuan Renminbi 66,850,000	United States Dollar 9,989,540	Standard Chartered Bank	294,620
8/12/11	Yuan Renminbi 53,085,000	United States Dollar 7,955,193	Bank of America	213,799
8/12/11	Yuan Renminbi 66,775,000	United States Dollar 10,012,746	Credit Suisse	262,933
8/24/11	Yuan Renminbi 35,120,000	United States Dollar 5,259,060	Bank of America	151,826
8/31/11	Georgian Lari 940,800	United States Dollar 500,000	Liberty Capital Market	20,888
9/2/11	Yuan Renminbi 31,143,000	United States Dollar 4,639,899	Bank of America	162,549
9/13/11	Yuan Renminbi 53,072,000	United States Dollar 7,903,500	Credit Suisse	289,496
10/12/11	Yuan Renminbi 91,200,000	United States Dollar 14,099,096	Deutsche Bank	20,659
1/17/12	Yuan Renminbi 50,000,000	United States Dollar 7,908,890	Citigroup Global Markets	(118,284)
1/19/12	Yuan Renminbi 48,750,000	United States Dollar 7,701,422	Barclays Bank PLC	(104,724)
6/18/12	Yuan Renminbi 203,360,000	United States Dollar 30,580,451	Goldman Sachs, Inc.	1,381,341

				$9,762,858

At October 31, 2010, closed forward foreign currency purchases and sales contracts excluded above amounted to a receivable of $7,277,596 and a payable of $5,695,428.

Futures Contracts

					Net
					Unrealized
Expiration			Aggregate		Appreciation
Date	Contracts	Position	Cost	Value	(Depreciation)

12/10	348 Euro-Bobl	Short	$(58,397,648)	$(57,947,206)	$450,442
12/10	43 Euro-Bund	Short	(7,808,291)	(7,734,080)	74,211
12/10	141 Japan 10-Year Bond	Short	(248,284,205)	(250,915,869)	(2,631,664)
12/10	705 U.S. 5-Year Treasury Note	Short	(84,805,978)	(85,712,579)	(906,601)
12/10	779 U.S. 10-Year Treasury Note	Short	(97,437,875)	(98,373,094)	(935,219)

					$(3,948,831)

Euro-Bobl: Medium-term debt securities issued by the Federal Republic of Germany with a term to maturity of 4.5 to 5 years.

Euro-Bund: Long-term debt securities issued by the Federal Republic of Germany with a term to maturity of 8.5 to 10.5 years.

Japan 10-Year Bond: Japanese Government Bonds (JGB) having a maturity of 7 years or more but less than 11 years.

Global Macro Portfolio as of October 31, 2010

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS CONT’D

Interest Rate Swaps

		Portfolio
	Notional	Pays/				Net
	Amount	Receives				Unrealized
	(000’s	Floating	Floating	Annual	Termination	Appreciation
Counterparty	omitted)	Rate	Rate Index	Fixed Rate	Date	(Depreciation)

Bank of America	ILS 15,220	Receive	3-Month ILS TELBOR	4.20%	11/19/14	$(264,786)

Bank of America	ILS 29,000	Receive	3-Month ILS TELBOR	4.54	1/6/15	(600,925)

Barclays Bank PLC	ILS 29,208	Receive	3-Month ILS TELBOR	5.15	3/5/20	(706,710)

Barclays Bank PLC	ILS 29,182	Receive	3-Month ILS TELBOR	5.16	3/8/20	(709,585)

JPMorgan Chase Bank	BRL 86,633	Pay	Brazil Interbank Deposit Rate	9.67	1/3/11	112,501

						$(2,169,505)

BRL - Brazlian Real
ILS - Israeli Shekel

Credit Default Swaps — Sell Protection

						Current
		Notional	Contract			Market	Net
		Amount*	Annual			Annual	Unrealized
Reference		(000’s	Fixed		Termination	Fixed	Appreciation
Entity	Counterparty	omitted)	Rate**		Date	Rate***	(Depreciation)

Iceland	Barclays Bank PLC	$5,000	1.70%		3/20/18	2.82%	$(321,613)

Iceland	Credit Suisse	5,000	1.70		3/20/18	2.82	(321,613)

Iceland	JPMorgan Chase Bank	6,600	1.75		3/20/18	2.82	(404,569)

Iceland	JPMorgan Chase Bank	5,000	2.10		3/20/23	2.48	(149,565)

Iceland	JPMorgan Chase Bank	5,000	2.45		3/20/23	2.48	817

Mexico	Citigroup Global Markets	92,840	1.00	(1)	12/20/10	0.46	141,175

South Africa	Bank of America	5,575	1.00	(1)	9/20/15	1.15	56,182

South Africa	Bank of America	16,990	1.00	(1)	12/20/15	1.18	10,487

South Africa	Barclays Bank PLC	10,000	1.00	(1)	6/20/15	1.17	367,358

South Africa	Barclays Bank PLC	12,000	1.00	(1)	9/20/15	1.15	363,095

South Africa	Barclays Bank PLC	12,010	1.00	(1)	12/20/15	1.18	24,691

South Africa	Citigroup Global Markets	5,000	1.00	(1)	6/20/15	1.12	115,466

South Africa	Credit Suisse	5,000	1.00	(1)	6/20/15	1.12	117,542

South Africa	Credit Suisse	10,000	1.00	(1)	6/20/15	1.12	359,204

South Africa	Credit Suisse	10,450	1.00	(1)	12/20/15	1.18	146,051

South Africa	Credit Suisse	16,990	1.00	(1)	12/20/15	1.18	35,162

South Africa	Deutsche Bank	1,450	1.00	(1)	9/20/15	1.15	22,607

South Africa	Deutsche Bank	12,500	1.00	(1)	9/20/15	1.15	217,777

South Africa	Deutsche Bank	5,500	1.00	(1)	9/20/15	1.15	99,541

South Africa	Deutsche Bank	5,575	1.00	(1)	9/20/15	1.15	61,206

South Africa	Deutsche Bank	13,005	1.00	(1)	12/20/15	1.18	26,737

South Africa	Goldman Sachs, Inc.	17,335	1.00	(1)	12/20/15	1.18	44,006

South Africa	JPMorgan Chase Bank	5,000	1.00	%(1)	6/20/15	1.12	113,387

South Africa	JPMorgan Chase Bank	5,000	1.00	(1)	6/20/15	1.12	185,716

							$1,310,847

Credit Default Swaps — Buy Protection

		Notional	Contract			Net
		Amount	Annual			Unrealized
Reference		(000’s	Fixed		Termination	Appreciation
Entity	Counterparty	omitted)	Rate**		Date	(Depreciation)

Austria	Barclays Bank PLC	$8,800	0.44%		12/20/13	$22,243

Austria	Barclays Bank PLC	3,700	1.42		3/20/14	(112,038)

Brazil	Bank of America	18,450	1.00	(1)	6/20/20	(276,777)

Brazil	Bank of America	11,450	1.00	(1)	6/20/20	(277,678)

Brazil	Bank of America	51,475	1.00	(1)	12/20/20	(775,480)

Brazil	Bank of America	22,575	1.00	(1)	12/20/20	(321,461)

Brazil	Bank of America	7,450	1.00	(1)	12/20/20	(94,150)

Brazil	Barclays Bank PLC	47,170	1.00	(1)	12/20/20	(752,195)

Brazil	Barclays Bank PLC	9,000	1.65		9/20/19	(307,494)

Brazil	Citigroup Global Markets	9,440	1.00	(1)	12/20/20	(123,212)

Brazil	Credit Suisse	20,000	1.00	(1)	6/20/20	(351,535)

Brazil	Credit Suisse	14,225	1.00	(1)	6/20/20	(460,196)

Brazil	Deutsche Bank	10,600	1.00	(1)	12/20/20	(14,838)

Brazil	Deutsche Bank	11,580	1.00	(1)	12/20/20	(198,978)

Brazil	HSBC Bank USA	14,225	1.00	(1)	6/20/20	(428,928)

Brazil	HSBC Bank USA	9,710	1.00	(1)	12/20/20	(126,736)

Brazil	Standard Chartered Bank	9,440	1.00	(1)	12/20/20	(123,212)

Egypt	Bank of America	4,550	1.00	(1)	6/20/15	(40,756)

Egypt	Bank of America	7,050	1.00	(1)	9/20/15	38,582

Egypt	Barclays Bank PLC	4,770	1.00	(1)	6/20/15	51,197

Egypt	Barclays Bank PLC	7,000	1.00	(1)	6/20/15	44,964

Egypt	Barclays Bank PLC	9,000	1.00	(1)	9/20/15	49,254

Egypt	Citigroup Global Markets	5,000	1.00	(1)	6/20/15	33,262

Egypt	Citigroup Global Markets	4,550	1.00	(1)	6/20/20	(30,660)

Egypt	Citigroup Global Markets	4,550	1.00	(1)	6/20/20	(6,146)

Egypt	Credit Suisse	10,000	1.00	(1)	9/20/15	54,727

Egypt	Deutsche Bank	4,550	1.00	(1)	6/20/15	(45,770)

Egypt	Deutsche Bank	4,700	1.00	(1)	6/20/15	(38,533)

Egypt	Deutsche Bank	9,550	1.00	(1)	6/20/15	(18,260)

Egypt	Deutsche Bank	9,540	1.00	(1)	6/20/15	106,282

Egypt	Deutsche Bank	2,375	1.00	(1)	6/20/15	15,800

Egypt	Deutsche Bank	7,000	1.00	(1)	6/20/15	30,732

Egypt	Deutsche Bank	4,175	1.00	(1)	9/20/15	(32,453)

Egypt	Deutsche Bank	8,200	1.00	(1)	9/20/15	36,808

Egypt	Deutsche Bank	5,700	1.00	(1)	9/20/15	(2,629)

Global Macro Portfolio as of October 31, 2010

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS CONT’D

Credit Default Swaps — Buy Protection (continued)

		Notional	Contract			Net
		Amount	Annual			Unrealized
Reference		(000’s	Fixed		Termination	Appreciation
Entity	Counterparty	omitted)	Rate**		Date	(Depreciation)

Egypt	Deutsche Bank	$10,000	1.00	%(1)	9/20/15	$54,727

Egypt	Deutsche Bank	2,855	1.00	(1)	12/20/15	(19,874)

Egypt	Deutsche Bank	5,100	1.00	(1)	6/20/20	53,499

Egypt	Deutsche Bank	4,600	1.00	(1)	6/20/20	(8,551)

Egypt	Deutsche Bank	4,550	1.00	(1)	6/20/20	(9,115)

Egypt	Goldman Sachs, Inc.	9,700	1.00	(1)	9/20/15	29,412

Egypt	JPMorgan Chase Bank	4,550	1.00	(1)	6/20/15	(40,756)

Greece	Citigroup Global Markets	9,775	1.00	(1)	6/20/15	1,051,876

Greece	Credit Suisse	20,000	0.20		6/20/20	7,503,930

Greece	Deutsche Bank	5,000	1.00	(1)	6/20/15	321,567

Greece	JPMorgan Chase Bank	20,000	0.13		9/20/17	6,556,494

Guatemala	Citigroup Global Markets	18,256	1.00	(1)	9/20/20	(196,192)

Italy	Credit Suisse	18,200	0.20		12/20/16	1,502,677

Kazakhstan	Citigroup Global Markets	9,100	1.00	(1)	6/20/15	(29,117)

Kazakhstan	Deutsche Bank	9,100	1.00	(1)	6/20/15	(25,389)

Lebanon	Barclays Bank PLC	4,200	1.00	(1)	12/20/14	24,801

Lebanon	Barclays Bank PLC	4,900	1.00	(1)	3/20/15	11,385

Lebanon	Barclays Bank PLC	4,900	1.00	(1)	3/20/15	55,776

Lebanon	Barclays Bank PLC	6,700	1.00	(1)	3/20/15	83,689

Lebanon	Citigroup Global Markets	5,500	1.00	(1)	12/20/14	27,193

Lebanon	Citigroup Global Markets	4,500	1.00	(1)	12/20/14	32,330

Lebanon	Citigroup Global Markets	4,300	1.00	(1)	12/20/14	25,392

Lebanon	Citigroup Global Markets	2,800	1.00	(1)	3/20/15	53,904

Lebanon	Citigroup Global Markets	6,000	1.00	(1)	9/20/15	(80,705)

Lebanon	Citigroup Global Markets	15,000	1.00	(1)	9/20/15	(97,634)

Lebanon	Citigroup Global Markets	4,600	3.30		9/20/14	(97,410)

Lebanon	Credit Suisse	8,800	1.00	(1)	3/20/15	110,229

Lebanon	Credit Suisse	4,600	1.00	(1)	3/20/15	55,963

Lebanon	Credit Suisse	9,900	1.00	(1)	6/20/15	177,920

Lebanon	Credit Suisse	5,000	1.00	(1)	9/20/15	(33,359)

Lebanon	Credit Suisse	8,300	1.00	(1)	12/20/15	8,477

Lebanon	Credit Suisse	4,450	1.00	(1)	12/20/15	5,410

Lebanon	Deutsche Bank	6,100	1.00	(1)	3/20/15	103,398

Lebanon	Deutsche Bank	5,000	1.00	(1)	6/20/15	85,839

Lebanon	Deutsche Bank	4,900	1.00	(1)	6/20/15	88,064

Lebanon	Deutsche Bank	6,700	1.00	(1)	9/20/15	21,966

Lebanon	Deutsche Bank	3,085	1.00	(1)	12/20/15	(8,376)

Lebanon	Goldman Sachs, Inc.	3,600	1.00	(1)	9/20/15	(24,019)

Malaysia	Bank of America	3,900	0.83		12/20/14	(40,144)

Malaysia	Barclays Bank PLC	7,800	0.82		12/20/14	(77,007)

Malaysia	Barclays Bank PLC	7,400	2.40		3/20/14	(487,357)

Malaysia	Citigroup Global Markets	7,300	2.45		3/20/14	(493,490)

Philippines	Bank of America	9,300	1.00	(1)	9/20/15	(95,261)

Philippines	Bank of America	3,500	1.00	%(1)	12/20/15	(28,244)

Philippines	Barclays Bank PLC	9,131	1.00	(1)	3/20/15	(183,216)

Philippines	Barclays Bank PLC	10,000	1.00	(1)	6/20/15	(185,210)

Philippines	Barclays Bank PLC	8,200	1.70		12/20/14	(218,705)

Philippines	Barclays Bank PLC	8,000	1.84		12/20/14	(259,965)

Philippines	Barclays Bank PLC	8,700	1.85		12/20/14	(286,329)

Philippines	Citigroup Global Markets	10,000	1.00	(1)	6/20/15	(208,138)

Philippines	Citigroup Global Markets	3,800	1.84		12/20/14	(123,484)

Philippines	Citigroup Global Markets	8,700	1.86		12/20/14	(289,945)

Philippines	Citigroup Global Markets	5,000	1.88		6/20/11	(58,982)

Philippines	Credit Suisse	5,000	1.88		6/20/11	(58,982)

Philippines	Deutsche Bank	9,750	1.00	(1)	3/20/15	(217,080)

Philippines	Deutsche Bank	10,000	1.00	(1)	6/20/15	(177,304)

Philippines	Deutsche Bank	10,000	1.00	(1)	9/20/15	(151,524)

Philippines	Deutsche Bank	9,500	1.00	(1)	9/20/15	(149,164)

Philippines	Goldman Sachs, Inc.	10,000	1.00	(1)	3/20/15	(241,598)

Philippines	Goldman Sachs, Inc.	10,000	1.00	(1)	6/20/15	(180,522)

Philippines	Goldman Sachs, Inc.	7,200	1.00	(1)	9/20/15	(67,543)

Philippines	HSBC Bank USA	10,000	1.00	(1)	6/20/15	(177,304)

Philippines	HSBC Bank USA	10,000	1.00	(1)	9/20/15	(195,989)

Philippines	HSBC Bank USA	10,000	1.00	(1)	9/20/15	(178,794)

Philippines	HSBC Bank USA	5,000	1.00	(1)	9/20/15	(51,216)

Philippines	HSBC Bank USA	4,400	1.00	(1)	9/20/15	(61,435)

Philippines	JPMorgan Chase Bank	9,131	1.00	(1)	3/20/15	(183,216)

Philippines	JPMorgan Chase Bank	10,000	1.00	(1)	6/20/15	(200,020)

Philippines	JPMorgan Chase Bank	5,000	1.88		6/20/11	(58,982)

Philippines	JPMorgan Chase Bank	8,200	1.69		12/20/14	(215,296)

Philippines	Standard Chartered Bank	10,000	1.00	(1)	9/20/15	(174,270)

Philippines	Standard Chartered Bank	5,500	1.00	(1)	12/20/15	(44,383)

Russia	Bank of America	8,460	1.00	(1)	6/20/15	(291,371)

Russia	Bank of America	5,500	1.00	(1)	6/20/15	(27,094)

Russia	Bank of America	14,540	1.00	(1)	12/20/20	(130,007)

Russia	Barclays Bank PLC	8,510	1.00	(1)	12/20/20	(69,394)

Russia	Citigroup Global Markets	9,200	1.00	(1)	6/20/15	21,101

Russia	Citigroup Global Markets	5,000	1.00	(1)	6/20/15	(172,205)

Russia	Credit Suisse	9,000	1.00	(1)	3/20/15	15,708

Russia	Credit Suisse	9,000	1.00	(1)	6/20/15	27,722

Russia	Deutsche Bank	9,300	1.00	(1)	6/20/15	28,646

Russia	Deutsche Bank	11,475	1.00	(1)	9/20/20	(142,303)

Russia	Deutsche Bank	8,200	1.00	(1)	12/20/20	(73,318)

Russia	Goldman Sachs, Inc.	9,000	1.00	(1)	6/20/15	(309,970)

Russia	Goldman Sachs, Inc.	12,425	1.00	(1)	9/20/20	(163,282)

Russia	JPMorgan Chase Bank	10,000	1.00	(1)	6/20/15	(207,823)

Global Macro Portfolio as of October 31, 2010

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS CONT’D

Credit Default Swaps — Buy Protection (continued)

		Notional	Contract			Net
		Amount	Annual			Unrealized
Reference		(000’s	Fixed		Termination	Appreciation
Entity	Counterparty	omitted)	Rate**		Date	(Depreciation)

Serbia	HSBC Bank USA	$7,000	1.30%		5/20/11	$10,617

South Africa	Bank of America	6,300	1.00	(1)	12/20/19	(78,411)

South Africa	Bank of America	5,575	1.00	(1)	9/20/20	(52,424)

South Africa	Bank of America	16,990	1.00	(1)	12/20/20	(66,408)

South Africa	Barclays Bank PLC	6,300	1.00	(1)	12/20/19	(120,053)

South Africa	Barclays Bank PLC	5,000	1.00	(1)	3/20/20	(57,232)

South Africa	Barclays Bank PLC	5,000	1.00	(1)	3/20/20	(149,171)

South Africa	Barclays Bank PLC	5,000	1.00	(1)	3/20/20	(31,184)

South Africa	Barclays Bank PLC	10,000	1.00	(1)	6/20/20	(549,554)

South Africa	Barclays Bank PLC	12,000	1.00	(1)	9/20/20	(521,001)

South Africa	Barclays Bank PLC	12,010	1.00	(1)	12/20/20	(45,203)

South Africa	Citigroup Global Markets	3,910	1.00	(1)	12/20/19	(100,740)

South Africa	Citigroup Global Markets	4,600	1.00	(1)	3/20/20	(134,059)

South Africa	Citigroup Global Markets	5,300	1.00	(1)	3/20/20	(144,496)

South Africa	Citigroup Global Markets	5,000	1.00	(1)	6/20/20	(155,455)

South Africa	Credit Suisse	4,600	1.00	(1)	3/20/20	(86,332)

South Africa	Credit Suisse	5,100	1.00	(1)	3/20/20	(50,294)

South Africa	Credit Suisse	10,000	1.00	(1)	6/20/20	(528,655)

South Africa	Credit Suisse	5,000	1.00	(1)	6/20/20	(159,049)

South Africa	Credit Suisse	16,990	1.00	(1)	12/20/20	(108,346)

South Africa	Credit Suisse	10,450	1.00	(1)	12/20/20	(193,142)

South Africa	Deutsche Bank	12,500	1.00	(1)	9/20/20	(279,281)

South Africa	Deutsche Bank	1,450	1.00	(1)	9/20/20	(26,483)

South Africa	Deutsche Bank	5,500	1.00	(1)	9/20/20	(100,186)

South Africa	Deutsche Bank	5,575	1.00	(1)	9/20/20	(50,243)

South Africa	Deutsche Bank	13,005	1.00	(1)	12/20/20	(70,284)

South Africa	Goldman Sachs, Inc.	17,335	1.00	(1)	12/20/20	(107,880)

South Africa	JPMorgan Chase Bank	4,590	1.00	(1)	12/20/19	(182,550)

South Africa	JPMorgan Chase Bank	5,200	1.00	(1)	12/20/19	(146,364)

South Africa	JPMorgan Chase Bank	5,000	1.00	(1)	3/20/20	(52,919)

South Africa	JPMorgan Chase Bank	5,100	1.00	(1)	3/20/20	(46,605)

South Africa	JPMorgan Chase Bank	5,200	1.00	(1)	3/20/20	(138,147)

South Africa	JPMorgan Chase Bank	5,000	1.00	(1)	6/20/20	(148,253)

South Africa	JPMorgan Chase Bank	5,000	1.00	(1)	6/20/20	(278,252)

Spain	Bank of America	15,000	1.00	(1)	6/20/20	989,619

Spain	Bank of America	7,500	1.00	(1)	9/20/20	111,117

Spain	Barclays Bank PLC	11,400	1.00	(1)	3/20/20	865,934

Spain	Barclays Bank PLC	10,000	1.00	(1)	6/20/20	71,124

Spain	Barclays Bank PLC	7,412	1.00	(1)	9/20/20	(40,970)

Spain	Barclays Bank PLC	4,700	1.00	(1)	12/20/20	(50,861)

Spain	Barclays Bank PLC	5,200	1.00	(1)	12/20/20	(54,313)

Spain	Barclays Bank PLC	44,330	1.00	(1)	12/20/20	(549,108)

Spain	Citigroup Global Markets	11,400	1.00	(1)	3/20/20	701,085

Spain	Citigroup Global Markets	11,800	1.00	%(1)	3/20/20	404,085

Spain	Citigroup Global Markets	5,000	1.00	(1)	9/20/20	175,036

Spain	Deutsche Bank	11,400	1.00	(1)	3/20/20	717,424

Spain	Deutsche Bank	11,800	1.00	(1)	3/20/20	404,085

Spain	Deutsche Bank	10,000	1.00	(1)	6/20/20	376,635

Spain	Deutsche Bank	13,950	1.00	(1)	6/20/20	290,884

Spain	Deutsche Bank	12,825	1.00	(1)	12/20/20	33,128

Spain	Deutsche Bank	43,055	1.00	(1)	12/20/20	(533,314)

Spain	Goldman Sachs, Inc.	5,000	1.00	(1)	6/20/20	32,240

Spain	Goldman Sachs, Inc.	8,543	1.00	(1)	9/20/20	(64,791)

Spain	JPMorgan Chase Bank	15,000	1.00	(1)	9/20/20	(254,554)

Spain	JPMorgan Chase Bank	5,000	1.00	(1)	9/20/20	182,389

Thailand	Bank of America	4,000	1.00	(1)	9/20/15	(54,033)

Thailand	Barclays Bank PLC	7,500	0.97		9/20/19	40,780

Thailand	Citigroup Global Markets	7,700	0.86		12/20/14	(32,050)

Thailand	Citigroup Global Markets	3,700	0.95		9/20/19	26,073

Thailand	Credit Suisse	5,000	1.00	(1)	9/20/15	(81,191)

Thailand	Deutsche Bank	10,000	1.00	(1)	3/20/15	(161,615)

Thailand	Goldman Sachs, Inc.	9,000	1.00	(1)	9/20/15	(117,419)

Thailand	Goldman Sachs, Inc.	4,700	1.00	(1)	9/20/15	(61,291)

Thailand	HSBC Bank USA	10,000	1.00	(1)	9/20/15	(130,466)

Thailand	JPMorgan Chase Bank	3,900	0.87		12/20/14	(17,866)

Thailand	Standard Chartered Bank	5,000	1.00	(1)	9/20/15	(78,929)

Thailand	Standard Chartered Bank	5,000	1.00	(1)	9/20/15	(65,203)

Turkey	Credit Suisse	5,000	2.87		7/20/11	(132,026)

Uruguay	Citigroup Global Markets	4,600	1.00	(1)	6/20/20	(7,875)

Uruguay	Deutsche Bank	9,200	1.00	(1)	6/20/20	103

Banco Comercial Portugues, S.A.	JPMorgan Chase Bank	4,350	1.00	(1)	3/20/15	509,658

Banco de Sabadell, S.A.	JPMorgan Chase Bank	4,350	3.00	(1)	3/20/15	48,492

Citibank Corp.	Bank of America	16,801	1.00	(1)	9/20/20	(469,947)

Citibank Corp.	JPMorgan Chase Bank	18,407	1.00	(1)	9/20/20	(582,168)

Erste Group Bank AG	Barclays Bank PLC	4,350	1.00	(1)	3/20/15	(6,820)

ING Verzekeringen N.V.	JPMorgan Chase Bank	4,350	1.00	(1)	3/20/15	115,054

OAO Gazprom	Bank of America	10,000	1.00	(1)	6/20/20	(346,014)

OAO Gazprom	Bank of America	9,300	1.00	(1)	6/20/20	(265,179)

OAO Gazprom	Barclays Bank PLC	9,350	1.00	(1)	6/20/15	(125,202)

OAO Gazprom	Deutsche Bank	9,350	1.00	(1)	6/20/15	(128,870)

OAO Gazprom	Deutsche Bank	9,100	1.00	(1)	9/20/20	(141,095)

OAO Gazprom	Deutsche Bank	9,200	1.00	(1)	9/20/20	(108,003)

OAO Gazprom	Goldman Sachs, Inc.	9,200	1.00	(1)	9/20/20	(114,449)

Global Macro Portfolio as of October 31, 2010

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS CONT’D

Credit Default Swaps — Buy Protection (continued)

		Notional	Contract			Net
		Amount	Annual			Unrealized
Reference		(000’s	Fixed		Termination	Appreciation
Entity	Counterparty	omitted)	Rate**		Date	(Depreciation)

OAO Gazprom	Goldman Sachs, Inc.	$8,900	1.00	%(1)	9/20/20	$(163,879)

Rabobank Nederland N.V.	JPMorgan Chase Bank	4,350	1.00	(1)	3/20/15	2,190

Raiffeisen Zentralbank	Barclays Bank PLC	4,350	1.00	(1)	3/20/15	(50,266)

iTraxx Europe Subordinated Financials 5-Year Index	Bank of America	EUR 14,150	1.00	(1)	12/20/15	13,831

iTraxx Europe Subordinated Financials 5-Year Index	Citigroup Global Markets	EUR 1,500	1.00	(1)	12/20/15	510

iTraxx Europe Subordinated Financials 5-Year Index	Credit Suisse	EUR 17,490	1.00	(1)	12/20/15	26,986

iTraxx Europe Subordinated Financials 5-Year Index	Deutsche Bank	EUR 14,100	1.00	(1)	12/20/15	4,804

iTraxx Europe Subordinated Financials 5-Year Index	Goldman Sachs, Inc.	EUR 4,000	1.00	(1)	12/20/15	1,362

iTraxx Europe Subordinated Financials 5-Year Index	JPMorgan Chase Bank	EUR 16,100	1.00	(1)	12/20/15	15,737

						$1,808,027

*	If the Portfolio is the seller of credit protection, the notional amount is the maximum potential amount of future payments the Portfolio could be required to make if a credit event, as defined in the credit default swap agreement, were to occur. At October 31, 2010, such maximum potential amount for all open credit default swaps in which the Portfolio is the seller was $288,820,000.

**	The contract annual fixed rate represents the fixed rate of interest received by the Portfolio (as a seller of protection) or paid by the Portfolio (as a buyer of protection) annually on the notional amount of the credit default swap contract.

***	Current market annual fixed rates, utilized in determining the net unrealized appreciation or depreciation as of period end, serve as an indicator of the market’s perception of the current status of the payment/performance risk associated with the credit derivative. The current market annual fixed rate of a particular reference entity reflects the cost, as quoted by the pricing vendor, of selling protection against default of that entity as of period end and may include upfront payments required to be made to enter into the agreement. The higher the fixed rate, the greater the market perceived risk of a credit event involving the reference entity. A rate identified as “Defaulted” indicates a credit event has occurred for the reference entity.

(1)	Upfront payment is exchanged with the counterparty as a result of the standardized trading coupon.

EUR - Euro

Cross-Currency Swaps

	Notional	Notional
	Amount	Amount
	on Fixed	on Floating
	Rate	Rate
	(Currency	(Currency
	Received)	Delivered)				Net
	(000’s	(000’s	Floating	Fixed	Termination	Unrealized
Counterparty	omitted)	omitted)	Rate	Rate	Date	Depreciation

Bank of America	TRY 17,118	$11,435	3 Month USD-LIBOR-BBA	8.28%	8/11/20	$(816,669)

Barclays Bank PLC	TRY 60,000	40,080	3 Month USD-LIBOR-BBA	8.25	8/11/20	(2,775,825)

Barclays Bank PLC	TRY 25,350	16,650	3 Month USD-LIBOR-BBA	8.32	8/16/20	(1,524,630)

Citigroup Global Markets	TRY 25,000	16,700	3 Month USD-LIBOR-BBA	8.20	8/11/20	(1,096,451)

Deutsche Bank	TRY 22,254	14,861	3 Month USD-LIBOR-BBA	8.26	8/11/20	(1,045,224)

Goldman Sachs, Inc.	TRY 34,237	22,802	3 Month USD-LIBOR-BBA	8.31	8/11/20	(1,743,128)

JPMorgan Chase Bank	TRY 27,000	18,012	3 Month USD-LIBOR-BBA	8.29	8/11/20	(1,325,170)

JPMorgan Chase Bank	TRY 20,000	13,333	3 Month USD-LIBOR-BBA	8.36	8/11/20	(1,057,872)

						$(11,384,969)

TRY - New Turkish Lira

The Portfolio pays interest on the currency received and receives interest on the currency delivered. At the termination date, the notional amount of the currency received will be exchanged for the notional amount of the currency delivered.

Written currency call options activity for the year ended October 31, 2010 was as follows:

	Principal
	Amount of Contracts	Premiums
	(000’s omitted)	Received

Outstanding, beginning of year	JPY 4,078,000	$522,711
Options expired	JPY (4,078,000)	(522,711)

Outstanding, end of year	—	$—

JPY - Japanese Yen

At October 31, 2010, the Portfolio had sufficient cash and/or securities to cover commitments under these contracts.

Global Macro Portfolio as of October 31, 2010

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS CONT’D

In the normal course of pursuing its investment objective, the Portfolio is subject to the following risks:

Credit Risk: The Portfolio enters into credit default swap contracts to manage its credit risk, to gain exposure to a credit in which the Portfolio may otherwise invest, or to enhance return.

Equity Risk: The Portfolio enters into total return swap agreements on a security, basket of securities or an index to enhance return, to change the duration of the overall portfolio, to hedge against fluctuations in securities prices or interest rates or as substitution for the purchase or sale of securities. The Portfolio enters into options on an equity index to enhance return.

Foreign Exchange Risk: The Portfolio engages in forward foreign currency exchange contracts and currency options to enhance return, to hedge against fluctuations in currency exchange rates, to manage certain investment risks and/or as a substitute for the purchase or sale of securities or currencies.

Interest Rate Risk: The Portfolio holds fixed-rate bonds. The value of these bonds may decrease if interest rates rise. To hedge against this risk, the Portfolio enters into interest rate and cross-currency swap contracts. The Portfolio also enters into interest rate swap agreements to enhance return or as a substitution for the purchase or sale of securities. The Portfolio also purchases and sells U.S. Treasury and foreign debt futures contracts to hedge against changes in interest rates.

The Portfolio enters into swap contracts and forward foreign currency exchange contracts that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Portfolio’s net assets below a certain level over a certain period of time, which would trigger a payment by the Portfolio for those derivatives in a liability position. At October 31, 2010, the fair value of derivatives with credit-related contingent features in a net liability position was $105,233,054. The aggregate fair value of assets pledged as collateral by the Portfolio for such liability was $54,038,347 at October 31, 2010.

The non-exchange traded derivatives in which the Portfolio invests, including swap contracts, over-the counter options and forward foreign currency exchange contracts, are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. The Portfolio is not subject to counterparty credit risk with respect to its written options as the Portfolio, not the counterparty, is obligated to perform under such derivatives. At October 31, 2010, the maximum amount of loss the Portfolio would incur due to counterparty risk was $75,138,291, representing the fair value of such derivatives in an asset position, with the highest amount from any one counterparty being $20,461,706. Such maximum amount would be reduced by any unamortized upfront payments received by the Portfolio. Such amount would be increased by any unamortized upfront payments made by the Portfolio. To mitigate this risk, the Portfolio has entered into master netting agreements with substantially all its derivative counterparties, which allows it and a counterparty to aggregate amounts owed by each of them for derivative transactions under the agreement into a single net amount payable by either the Portfolio or the counterparty. At October 31, 2010, the maximum amount of loss the Portfolio would incur due to counterparty risk would be reduced by approximately $58,398,000 due to master netting agreements. Counterparties may be required to pledge collateral in the form of cash, U.S. Government securities or highly-rated bonds for the benefit of the Portfolio if the net amount due from the counterparty with respect to a derivative contract exceeds a certain threshold. The amount of collateral posted by the counterparties with respect to such contracts would also reduce the amount of any loss incurred.

The fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at October 31, 2010 was as follows:

	Fair Value

			Foreign	Interest
Consolidated Statement of Assets and Liabilities Caption	Credit	Equity	Exchange	Rate

Unaffiliated investments, at value	$—	$13,535,814	$5,395,164	$—
Net unrealized appreciation	—	—	—	524,653	*
Receivable for open and closed forward foreign currency exchange contracts	—	—	28,792,677	—
Receivable for open swap contracts	27,302,135	—	—	112,501

Total Asset Derivatives	$27,302,135	$13,535,814	$34,187,841	$637,154

Net unrealized appreciation	$—	$—	$—	$(4,473,484	)*
Payable for open and closed forward foreign currency exchange contracts	—	—	(125,781,304)	—
Payable for open swap contracts	(24,183,261)	—	—	(13,666,975)

Total Liability Derivatives	$(24,183,261)	$—	$(125,781,304)	$(18,140,459)

*	Amount represents cumulative unrealized appreciation or (depreciation) on futures contracts in the Futures Contracts table above. Only the current day’s variation margin on open futures contracts is reported within the Consolidated Statement of Assets and Liabilities as Receivable or Payable for variation margin, as applicable.

Global Macro Portfolio as of October 31, 2010

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS CONT’D

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Consolidated Statement of Operations by risk exposure for the year ended October 31, 2010 was as follows:

Consolidated Statement of			Foreign	Interest
Operations Caption	Credit	Equity	Exchange	Rate

Net realized gain (loss) — Investment transactions	$—	$—	$(987,347)	$—
Financial futures contracts	—	—	—	(14,055,333)
Swap contracts	(4,950,036)	(495,715)	—	(15,538,494)
Written options	—	—	(522,711)	—
Foreign currency and forward foreign currency exchange contract transactions	—	—	(32,391,238)	—

Total	$(4,950,036)	$(495,715)	$(33,901,296)	$(29,593,827)

Change in unrealized appreciation (depreciation) —
Investments	$—	$(621,927)	$(3,029,676)	$—
Financial futures contracts	—	—	—	(3,722,307)
Swap contracts	1,178,066	70,997	—	(8,037,930)
Written options	—	—	(309,320)	—
Foreign currency and forward foreign currency exchange contracts	—	—	(101,039,347)	—

Total	$1,178,066	$(550,930)	$(104,378,343)	$(11,760,237)

The average notional amounts of futures contracts, forward foreign currency exchange contracts and swap contracts outstanding during the year ended October 31, 2010, which are indicative of the volume of these derivative types, were approximately $192,026,000, $2,637,939,000 and $1,246,335,000, respectively.

The average principal amount of purchased currency option contracts and average number of purchased index option contacts outstanding during the year ended October 31, 2010, which are indicative of the volume of these derivative types, were approximately $142,465,000 and 75,770,000 contracts respectively.

6   Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $450 million unsecured line of credit agreement with a group of banks. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. The Portfolio did not have any significant borrowings or allocated fees during the year ended October 31, 2010.

7   Risks Associated with Foreign Investments

Investing in securities issued by entities whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Portfolio, political or financial instability or diplomatic and other developments which could affect such investments. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers and issuers than in the United States.

8   Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

Global Macro Portfolio as of October 31, 2010

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS CONT’D

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At October 31, 2010, the inputs used in valuing the Portfolio’s investments, which are carried at value, were as follows:

	Quoted
	Prices in
	Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs

Asset Description	(Level 1)	(Level 2)	(Level 3)	Total

Foreign Government Bonds	$—	$896,995,489	$—	$896,995,489
Foreign Corporate Bonds & Notes	—	3,986,638	—	3,986,638
Corporate Bonds & Notes	—	674,625	—	674,625
Collateralized Mortgage Obligations	—	135,019,176	—	135,019,176
Commercial Mortgage-Backed Securities	—	55,554,299	—	55,554,299
Mortgage Pass-Throughs	—	1,148,051,899	—	1,148,051,899
U.S. Government Agency Obligations	—	403,447,147	—	403,447,147
U.S. Treasury Obligations	—	1,411,242,815	—	1,411,242,815
Common Stocks	—	326,200	—	326,200
Precious Metals	84,004,511	—	—	84,004,511
Currency Options Purchased	—	5,395,164	—	5,395,164
Put Options Purchased	—	13,535,814	—	13,535,814
Short-Term — Foreign Government Securities	—	3,605,558,149	—	3,605,558,149
Short-Term — U.S. Treasury Obligations	—	1,029,711,020	—	1,029,711,020
Short-Term — Repurchase Agreements	—	71,705,236	—	71,705,236
Short-Term — Other Securities	—	49,009,091	—	49,009,091

Total Investments	$84,004,511	$8,830,212,762	$—	$8,914,217,273

Forward Foreign Currency Exchange Contracts	$—	$28,792,677	$—	$28,792,677
Swaps Contracts	—	27,414,636	—	27,414,636
Futures Contracts	524,653	—	—	524,653

Total	$84,529,164	$8,886,420,075	$—	$8,970,949,239

Liability Description

Securities Sold Short	$—	$(48,326,341)	$—	$(48,326,341)
Forward Foreign Currency Exchange Contracts	—	(125,781,304)	—	(125,781,304)
Swaps Contracts	—	(37,850,236)	—	(37,850,236)
Futures Contracts	(4,473,484)	—	—	(4,473,484)

Total	$(4,473,484)	$(211,957,881)	$—	$(216,431,365)

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments in Foreign
Government Bonds

Balance as of October 31, 2009	$2,353,740
Realized gains (losses)	(1,712,621)
Change in net unrealized appreciation (depreciation)*	2,285,605
Net purchases (sales)	(2,926,724)
Accrued discount (premium)	—
Net transfers to (from) Level 3	—

Balance as of October 31, 2010	$—

Change in net unrealized appreciation (depreciation) on investments still held as of October 31, 2010*	$—

*	Amount is included in the related amount on investments in the Consolidated Statement of Operations.

Global Macro Portfolio as of October 31, 2010

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Investors of Global Macro Portfolio:
We have audited the accompanying consolidated statement of assets and liabilities of Global Macro Portfolio and subsidiary (the “Portfolio”), including the consolidated portfolio of investments, as of October 31, 2010, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, and the consolidated supplementary data for each of the four years in the period then ended. These consolidated financial statements and consolidated supplementary data are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these consolidated financial statements and consolidated supplementary data based on our audits. The supplementary data for the year ended October 31, 2006 was audited by other auditors. Those auditors expressed an unqualified opinion on that supplementary data in their report dated December 27, 2006.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2010, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements and consolidated supplementary data referred to above present fairly, in all material respects, the financial position of Global Macro Portfolio and subsidiary as of October 31, 2010, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the supplementary data for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 29, 2010

Eaton Vance Global Macro Absolute Return Fund

BOARD OF TRUSTEES’ CONTRACT APPROVAL

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund’s board of trustees, including by a vote of a majority of the trustees who are not “interested persons” of the fund (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a “Board”) of the Eaton Vance group of mutual funds (the “Eaton Vance Funds”) held on April 26, 2010, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Contract Review Committee of the Board, which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished for a series of meetings of the Contract Review Committee held between February and April 2010. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•	An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;
•	An independent report comparing each fund’s total expense ratio and its components to comparable funds;
•	An independent report comparing the investment performance of each fund (including yield where relevant) to the investment performance of comparable funds over various time periods;
•	Data regarding investment performance in comparison to relevant peer groups of similarly managed funds and appropriate indices;
•	For each fund, comparative information concerning the fees charged and the services provided by each adviser in managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing such fund;
•	Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management

•	Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed, and any changes in portfolio management processes and personnel;
•	Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through “soft dollar” benefits received in connection with the funds’ brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;
•	Data relating to portfolio turnover rates of each fund;
•	The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•	Reports detailing the financial results and condition of each adviser;
•	Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;
•	Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;
•	Copies of or descriptions of each adviser’s policies and procedures relating to proxy voting, the handling of corporate actions and class actions;
•	Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;
•	Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;
•	A description of Eaton Vance Management’s procedures for overseeing third party advisers and sub-advisers;

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;
•	Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds’ administrator; and
•	The terms of each advisory agreement.

Eaton Vance Global Macro Absolute Return Fund

BOARD OF TRUSTEES’ CONTRACT APPROVAL CONT’D

In addition to the information identified above, the Contract Review Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve-month period ended April 30, 2010, with respect to one or more Funds, the Board met ten times and the Contract Review Committee, the Audit Committee, the Governance Committee, the Portfolio Management Committee and the Compliance Reports and Regulatory Matters Committee, each of which is a Committee comprised solely of Independent Trustees, met nine, thirteen, three, eight and fifteen times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund’s investment objective, as well as trading policies and procedures and risk management techniques.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund’s investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Contract Review Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Contract Review Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuance of the investment advisory agreement between Eaton Vance Global Macro Absolute Return Fund (formerly Eaton Vance Global Macro Fund) (the “Fund”) with Eaton Vance Management (“EVM”), as well as the investment advisory agreement for Global Macro Portfolio, the portfolio in which the Fund invests (the “Portfolio”), with Boston Management and Research (“BMR”), an affiliate of EVM (EVM, with respect to the Fund, and BMR, with respect to the Portfolio, are each referred to herein as the “Adviser”), including their fee structures, is in the interests of shareholders and, therefore, the Contract Review Committee recommended to the Board approval of each agreement. The Board accepted the recommendation of the Contract Review Committee as well as the factors considered and conclusions reached by the Contract Review Committee with respect to the agreements. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreements for the Fund and the Portfolio.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreements of the Fund and the Portfolio, the Board evaluated the nature, extent and quality of services to be provided to the Fund by EVM and to the Portfolio by BMR.

The Board considered EVM’s and BMR’s management capabilities and investment process with respect to the types of investments to be held by the Fund and the Portfolio, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Fund and the Portfolio. The Board specifically noted EVM’s and BMR’s expertise with respect to global markets and in-house research capabilities. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation methods to recruit and retain investment personnel, and the time and attention devoted to the Fund and Portfolio by senior management.

The Board noted that, under the terms of the investment advisory agreement of the Fund, EVM may invest assets of the Fund directly in securities, for which it would receive a fee, or in the Portfolio, for which it receives no separate fee but for which BMR receives an advisory fee from the Portfolio. The Trustees considered the potential benefits to the Fund of the ability to make direct investments, such as an improved ability to: manage the Fund’s duration, or other general market exposures, using certain derivatives; add exposure to specific market sectors or asset classes without changing the Portfolio’s investments, which would affect any other fund investing in the Portfolio; hedge some of the general market risks of the Portfolio while retaining the value added by the individual manager; and hedge a portion of the exposures of the Portfolio while retaining others (e.g., hedging the U.S. government exposure of the Portfolio while retaining its exposure to high-grade corporate bonds).

The Board also reviewed the compliance programs of EVM and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late

Eaton Vance Global Macro Absolute Return Fund

BOARD OF TRUSTEES’ CONTRACT APPROVAL CONT’D

trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of EVM and its affiliates to requests in recent years from regulatory authorities such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.

The Board considered shareholder and other administrative services provided or managed by EVM and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds, including the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreements.

Fund Performance

The Board compared the Fund’s investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the one-, three-, five- and ten-year periods ended September 30, 2009 for the Fund. The Board concluded that the performance of the Fund was satisfactory.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates, including any administrative fee rates, payable by the Portfolio and the Fund (referred to collectively as “management fees”). As part of its review, the Board considered the management fees and the Fund’s total expense ratio for the year ended September 30, 2009, as compared to a group of similarly managed funds selected by an independent data provider. The Board also considered factors that had an impact on Fund expense ratios, as identified by management in response to inquiries from the Contract Review Committee, as well as actions being taken to reduce expenses at the fund complex level. In considering the Fund’s total expense ratio and management fees, the Board noted the impact of the Fund’s use of leverage. The Board considered the fact that EVM had waived fees and/or paid expenses for the Fund.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by EVM and BMR, the Board concluded that the management fees charged for advisory and related services are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Portfolio, the Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser and its affiliates in connection with its relationship with the Portfolio and the Fund, including the benefits of research services that may be available to the Adviser as a result of securities transactions effected for the Fund and the Portfolio and other investment advisory clients.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund and the Portfolio, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund and the Portfolio increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the profitability of the Adviser and its affiliates may have been affected by such increases or decreases. The Board noted the structure of the advisory fee, which includes breakpoints at several asset levels both at the Fund and at the Portfolio level. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and its affiliates and the Fund. The Board also concluded that, assuming reasonably foreseeable increases in the assets of the Portfolio, the structure of the advisory fee, which includes breakpoints at several asset levels, can be expected to cause the Adviser and its affiliates and the Fund to continue to share such benefits equitably.

Eaton Vance Global Macro Absolute Return Fund

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of Eaton Vance Mutual Funds Trust (the Trust) and Global Macro Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust’s and Portfolio’s affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research, “Parametric” refers to Parametric Portfolio Associates LLC and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter, the Portfolio’s placement agent and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below.

	Position(s)	Term of		Number of Portfolios
	with the	Office and	Principal Occupation(s)	in Fund Complex
Name and	Trust and	Length of	During Past Five Years and	Overseen By	Other Directorships Held
Year of Birth	the Portfolio	Service	Other Relevant Experience	Trustee(1)	During the Last Five Years(2)

Interested Trustee

Thomas E. Faust Jr. 1958	Trustee and President of the Trust	Trustee since 2007 and President of the Trust since 2002	Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 184 registered investment companies and 1 private investment company managed by EVM or BMR. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust and Portfolio.	184	Director of EVC.

Noninterested Trustees

Benjamin C. Esty 1963	Trustee	Since 2005	Roy and Elizabeth Simmons Professor of Business Administration and Finance Unit Head, Harvard University Graduate School of Business Administration.	184	None

Allen R. Freedman 1940	Trustee	Since 2007	Private Investor and Consultant. Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Formerly, Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007).	184	Director of Assurant, Inc. (insurance provider) and Stonemor Partners, L.P. (owner and operator of cemeteries).

William H. Park 1947	Trustee	Since 2003	Chief Financial Officer, Aveon Group L.P. (an investment management firm) (since 2010). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (an institutional investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).	184	None

Ronald A. Pearlman 1940	Trustee	Since 2003	Professor of Law, Georgetown University Law Center. Formerly, Deputy Assistant Secretary (Tax Policy) and Assistant Secretary (Tax Policy), U.S. Department of the Treasury (1983-1985). Formerly, Chief of Staff, Joint Committee on Taxation, U.S. Congress (1988-1990).	184	None

Eaton Vance Global Macro Absolute Return Fund

MANAGEMENT AND ORGANIZATION CONT’D

	Position(s)	Term of		Number of Portfolios
	with the	Office and	Principal Occupation(s)	in Fund Complex
Name and	Trust and	Length of	During Past Five Years and	Overseen By	Other Directorships Held
Year of Birth	the Portfolio	Service	Other Relevant Experience	Trustee(1)	During the Last Five Years(2)

Noninterested Trustee (continued)

Helen Frame Peters 1948	Trustee	Since 2008	Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).	184	Director of BJ’s Wholesale Club, Inc. (wholesale club retailer). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Lynn A. Stout 1957	Trustee	Since 1998	Paul Hastings Professor of Corporate and Securities Law (since 2006) and Professor of Law (2001-2006), University of California at Los Angeles School of Law. Professor Stout teaches classes in corporate law and securities regulation and is the author of numerous academic and professional papers on these areas.	184	None

Ralph F. Verni 1943	Chairman of the Board and Trustee	Chairman of the Board since 2007 and Trustee since 2005	Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).	184	None

Principal Officers who are not Trustees

	Position(s)	Term of
	with the	Office and
Name and	Trust and	Length of	Principal Occupation(s)
Year of Birth	the Portfolio	Service	During Past Five Years

William H. Ahern, Jr. 1959	Vice President of the Trust	Since 1995	Vice President of EVM and BMR. Officer of 80 registered investment companies managed by EVM or BMR.

John R. Baur 1970	Vice President	Of the Trust since 2008 and of the Portfolio since 2007	Vice President of EVM and BMR. Previously, attended Johnson Graduate School of Management, Cornell University (2002-2005), and prior thereto was an Account Team Representative in Singapore for Applied Materials, Inc. Officer of 37 registered investment companies managed by EVM or BMR.

Maria C. Cappellano 1967	Vice President of the Trust	Since 2009	Vice President of EVM and BMR. Officer of 49 registered investment companies managed by EVM or BMR.

Michael A. Cirami 1975	Vice President	Of the Trust since 2008 and of the Portfolio since 2007	Vice President of EVM and BMR. Officer of 37 registered investment companies managed by EVM or BMR.

Cynthia J. Clemson 1963	Vice President of the Trust	Since 2005	Vice President of EVM and BMR. Officer of 96 registered investment companies managed by EVM or BMR.

John H. Croft 1962	Vice President of the Trust	Since 2010	Vice President of EVM and BMR. Officer of 38 registered investment companies managed by EVM or BMR.

Charles B. Gaffney 1972	Vice President of the Trust	Since 2007	Director of Equity Research and a Vice President of EVM and BMR. Officer of 33 registered investment companies managed by EVM or BMR.

Christine M. Johnston 1972	Vice President	Since 2007	Vice President of EVM and BMR. Officer of 40 registered investment companies managed by EVM or BMR.

Aamer Khan 1960	Vice President of the Trust	Since 2005	Vice President of EVM and BMR. Officer of 36 registered investment companies managed by EVM or BMR.

Eaton Vance Global Macro Absolute Return Fund

MANAGEMENT AND ORGANIZATION CONT’D

	Position(s)	Term of
	with the	Office and
Name and	Trust and	Length of	Principal Occupation(s)
Year of Birth	the Portfolio	Service	During Past Five Years

Principal Officers who are not Trustees (continued)

Thomas H. Luster 1962	Vice President of the Trust	Since 2006	Vice President of EVM and BMR. Officer of 55 registered investment companies managed by EVM or BMR.

Jeffrey A. Rawlins 1961	Vice President of the Trust	Since 2009	Vice President of EVM and BMR. Previously, a Managing Director of the Fixed Income Group at State Street Research and Management (1989-2005). Officer of 33 registered investment companies managed by EVM or BMR.

Duncan W. Richardson 1957	Vice President of the Trust	Since 2001	Director of EVC and Executive Vice President and Chief Equity Investment Officer of EVC, EVM and BMR. Officer of 82 registered investment companies managed by EVM or BMR.

Judith A. Saryan 1954	Vice President of the Trust	Since 2003	Vice President of EVM and BMR. Officer of 54 registered investment companies managed by EVM or BMR.

Susan Schiff 1961	Vice President	Since 2002	Vice President of EVM and BMR. Officer of 38 registered investment companies managed by EVM or BMR.

Thomas Seto 1962	Vice President of the Trust	Since 2007	Vice President and Director of Portfolio Management of Parametric. Officer of 33 registered investment companies managed by EVM or BMR.

David M. Stein 1951	Vice President of the Trust	Since 2007	Managing Director and Chief Investment Officer of Parametric. Officer of 33 registered investment companies managed by EVM or BMR.

Eric A. Stein 1980	Vice President	Of the Trust since 2009 and of the Portfolio since 2008	Vice President of EVM and BMR. Originally joined EVM in July 2002. Prior to re-joining EVM in September 2008, Mr. Stein worked at the Federal Reserve Bank of New York (2007-2008) and attended business school in Chicago, Illinois. Officer of 34 registered investment companies managed by EVM or BMR.

Dan R. Strelow 1959	Vice President of the Trust	Since 2009	Vice President of EVM and BMR since 2005. Previously, a Managing Director (since 1988) and Chief Investment Officer (since 2001) of the Fixed Income Group at State Street Research and Management. Officer of 33 registered investment companies managed by EVM or BMR.

Mark S. Venezia 1949	Vice President of the Trust and President of the Portfolio	Vice President of the Trust since 2007 and President of the Portfolio since 2002	Vice President of EVM and BMR. Officer of 40 registered investment companies managed by EVM or BMR.

Adam A. Weigold 1975	Vice President of the Trust	Since 2007	Vice President of EVM and BMR. Officer of 73 registered investment companies managed by EVM or BMR.

Barbara E. Campbell 1957	Treasurer	Of the Trust since 2005 and of the Portfolio since 2008	Vice President of EVM and BMR. Officer of 184 registered investment companies managed by EVM or BMR.

Maureen A. Gemma 1960	Secretary and Chief Legal Officer	Secretary since 2007 and Chief Legal Officer since 2008	Vice President of EVM and BMR. Officer of 184 registered investment companies managed by EVM or BMR.

Paul M. O’Neil 1953	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR. Officer of 184 registered investment companies managed by EVM or BMR.

(1)	Includes both master and feeder funds in a master-feeder structure.

(2)	During their respective tenures, the Trustees also served as trustees of one or more of the following Eaton Vance funds (which operated in the years noted): Eaton Vance Credit Opportunities Fund (launched in 2005 and terminated in 2010); Eaton Vance Insured Florida Plus Municipal Bond Fund (launched in 2002 and terminated in 2009); and Eaton Vance National Municipal Income Fund (launched in 1998 and terminated in 2009).

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

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Investment Adviser of Global Macro Portfolio
Boston Management and Research
Two International Place
Boston, MA 02110

Investment Adviser and Administrator of
Eaton Vance Global Macro Absolute Return Fund
Eaton Vance Management
Two International Place
Boston, MA 02110

Principal Underwriter*
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
(617) 482-8260

Custodian
State Street Bank and Trust Company
200 Clarendon Street
Boston, MA 02116

Transfer Agent
BNY Mellon Asset Servicing
Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022

Eaton Vance Global Macro Absolute Return Fund
Two International Place
Boston, MA 02110
* FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing the program is available to investors at www.FINRA.org.

This report must be preceded or accompanied by a current prospectus or summary prospectus, if available. Before investing, investors should consider carefully the Fund’s investment objective(s), risks, and charges and expenses. The Fund’s current prospectus or summary prospectus, if available, contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-262-1122.

3041-12/10	GMSRC

Item 2. Code of Ethics
The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122.
Item 3. Audit Committee Financial Expert
The registrant’s Board has designated William H. Park, an independent trustee, as its audit committee financial expert. Mr. Park is a certified public accountant who is the Chief Financial Officer of Aveon Group, L.P. (an investment management firm). Previously, he served as the Vice Chairman of Commercial Industrial Finance Corp. (specialty finance company), as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm), as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (an institutional investment management firm) and as a Senior Manager at Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm).

Item 4. Principal Accountant Fees and Services
(a)-(d)
Eaton Vance Strategic Income Fund, Eaton Vance Global Macro Absolute Return Fund (formerly, Eaton Vance Global Macro Fund), and Eaton Vance Multi-Strategy Absolute Return Fund (formerly, Eaton Vance Diversified Income Fund), (the “Fund(s)”) are series of Eaton Vance Mutual Funds Trust (the “Trust”), a Massachusetts business trust, which, including the Funds, contains a total of 31 series (the “Series”). The Trust is registered under the Investment Company Act of 1940 as an open-end management investment company. This Form N-CSR relates to the Funds’ annual reports.
The following tables present the aggregate fees billed to each Fund for the Fund’s respective fiscal years ended October 31, 2009 and October 31, 2010 by the Fund’s principal accountant, Deloite & Touche LLP (“D&T”) for professional services rendered for the audit of the Fund’s annual financial statements and fees billed for other services rendered by D&T during such periods.
Eaton Vance Strategic Income Fund

Fiscal Years Ended	10/31/09	10/31/10

Audit Fees	$32,050	$42,050
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$21,420	$21,420
All Other Fees(3)	$2,500	$1,400

Total	$55,970	$64,870

Eaton Vance Global Macro Absolute Return Fund

Fiscal Years Ended	10/31/09	10/31/10

Audit Fees	$18,630	$18,630
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$10,725	$10,725
All Other Fees(3)	$2,500	$500

Total	$31,855	$29,855

Eaton Vance Multi-Strategy Absolute Return Fund

Fiscal Years Ended	10/31/09	10/31/10

Audit Fees	$18,630	$18,630
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$16,280	$16,280
All Other Fees(3)	$2,500	$500

Total	$37,410	$35,410

1)	Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of financial statements and are not reported under the category of audit fees.

(2)	Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation.

(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.
The various Series comprising the Trust have differing fiscal year ends (October 31 or December 31). The following table presents the aggregate audit, audit-related, tax, and other fees billed to all of the Series in the Trust by D&T for the last two fiscal years of each Series.

Fiscal Years Ended	12/31/08	10/31/09	12/31/09	10/31/10

Audit Fees	$107,310	$529,055	$105,570	$527,835
Audit-Related	$0	$0	$6,200	$0
Fees(1)
Tax Fees(2)	$24,930	$256,590	$29,930	$258,500
All Other Fees(3)	$0	$44,500	$8,000	$28,500

Total	$133,010	$830,145	$149,700	$814,835

(1)	Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of financial statements and are not reported under the category of audit fees.

(2)	Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation.

(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.
(e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”). The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities. As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.
The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually. The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.
(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01(c)(7)(i)(C) of Regulation S-X.
(f) Not applicable.
(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed for services rendered to all of the Series in the Trust by D&T for the last two fiscal years of each Series; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the Eaton Vance organization by D&T for the last two fiscal years of each Series.

Fiscal Years Ended	12/31/08	10/31/09	12/31/09	10/31/10

Registrant(1)	$24,930	$301,090	$44,130	$287,000
Eaton Vance(2)	$345,473	$280,861	$288,295	$278,901

(1)	Includes all of the Series of the Trust. During the fiscal years reported above, certain of the Funds were “feeder” funds in a “master-feeder” fund structure or funds of funds.

(2)	Various subsidiaries of Eaton Vance Corp. act in either an investment advisory and/or service provider capacity with respect to the Series and/or their respective “master” funds (if applicable).
(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.
Item 5. Audit Committee of Listed Registrants
Not required in this filing.
Item 6. Schedule of Investments
Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies
Not required in this filing.
Item 8. Portfolio Managers of Closed-End Management Investment Companies
Not required in this filing.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers
Not required in this filing.
Item 10. Submission of Matters to a Vote of Security Holders
No Material Changes.
Item 11. Controls and Procedures
(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.
(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits

(a)(1)	Registrant’s Code of Ethics — Not applicable (please see Item 2).

(a)(2)(i)	Treasurer’s Section 302 certification.

(a)(2)(ii)	President’s Section 302 certification.

(b)	Combined Section 906 certification.

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance Mutual Funds Trust

By:	/s/ Thomas E. Faust Jr.
Thomas E. Faust Jr.
President
Date: December 29, 2010
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Barbara E. Campbell
Barbara E. Campbell
Treasurer

Date:	December 29, 2010

By:	/s/ Thomas E. Faust Jr.
Thomas E. Faust Jr.
President
Date: December 29, 2010